UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1400

Fidelity Contrafund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity® Contrafund® Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	32.21%	16.42%	8.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,570	Fidelity® Contrafund®
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  For the year, the fund's share classes gained about 32%, well ahead of the benchmark S&P 500® index. A more business-friendly administration in the White House, a rebound in China’s economy and an extremely low interest rate environment worldwide produced synchronous global economic expansion. This strength propelled the stock market higher, particularly growth and technology shares. Contrafund was well-positioned for this rebound, and performed very well for the year. The fund's outperformance of the benchmark primarily was driven by a sizable position – 42% of assets, on average – in the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet, our two largest holdings. Other top contributors from the tech sector were gaming company Activision Blizzard and publishing software developer Adobe Systems. Our No. 2 relative contributor in 2017 was the fund’s de-emphasis of industrial conglomerate General Electric, which struggled the past year as demand for utility-grade generators softened. I am pleased that, given the fund beat its benchmark by more than 10 percentage points, there were no major detractors, although not owning enough of a few outperforming benchmark names hurt modestly. These included aircraft manufacturer Boeing and pharmaceutical firm AbbVie.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	7.2
Berkshire Hathaway, Inc. Class A	5.2
Amazon.com, Inc.	5.1
Alphabet, Inc. Class A	3.5
Alphabet, Inc. Class C	3.2
Apple, Inc.	3.2
Microsoft Corp.	3.1
UnitedHealth Group, Inc.	2.8
Visa, Inc. Class A	2.5
Salesforce.com, Inc.	2.3
38.1

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	41.6
Financials	18.9
Consumer Discretionary	14.1
Health Care	9.2
Industrials	7.0

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.6%
Bonds	0.1%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 7.5%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.0%
Aptiv PLC	461,281	$39,130
Delphi Technologies PLC (a)	153,760	8,068
		47,198
Automobiles - 1.5%
BYD Co. Ltd. (H Shares) (b)	7,553,000	65,617
General Motors Co.	1,717,894	70,416
Guangzhou Automobile Group Co. Ltd. (H Shares)	5,118,000	12,132
Mahindra & Mahindra Ltd.	8,654,702	101,826
Maruti Suzuki India Ltd.	1,533,074	233,648
Tesla, Inc. (a)(b)	3,936,442	1,225,611
Toyota Motor Corp.	963,400	61,397
		1,770,647
Diversified Consumer Services - 0.1%
Chegg, Inc. (a)	1,890,785	30,858
Weight Watchers International, Inc. (a)	2,001,841	88,642
		119,500
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	73,795	17,172
Eldorado Resorts, Inc. (a)	403,827	13,387
Hilton Worldwide Holdings, Inc.	4,135,969	330,298
Las Vegas Sands Corp.	352,416	24,489
Marriott International, Inc. Class A	5,092,258	691,172
McDonald's Corp.	4,140,897	712,731
Starbucks Corp.	1,628,818	93,543
U.S. Foods Holding Corp. (a)	1,283,280	40,975
Vail Resorts, Inc.	170,902	36,312
		1,960,079
Household Durables - 0.4%
D.R. Horton, Inc.	489,263	24,987
Lennar Corp. Class A	2,049,726	129,625
Mohawk Industries, Inc. (a)	1,223,799	337,646
Roku, Inc. Class A	240,936	12,476
		504,734
Internet & Direct Marketing Retail - 7.4%
Amazon.com, Inc. (a)	5,292,465	6,189,379
ASOS PLC (a)	114,477	10,379
Blue Apron Holdings, Inc.:
Class A	860,441	3,468
Class B	3,463,673	13,819
Netflix, Inc. (a)	10,101,885	1,939,158
Priceline Group, Inc. (a)	435,601	756,961
Start Today Co. Ltd.	2,801,200	85,149
Takeaway.com Holding BV (a)(c)	556,400	33,967
Zalando SE (a)	736,544	38,986
		9,071,266
Leisure Products - 0.1%
Mattel, Inc. (b)	3,849,245	59,201
Polaris Industries, Inc.	282,800	35,064
		94,265
Media - 0.9%
Charter Communications, Inc. Class A (a)	558,040	187,479
Liberty Global PLC Class A (a)	1,167,463	41,842
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	7,524,117	257,024
Liberty SiriusXM Series C (a)	5,081,799	201,544
Live Nation Entertainment, Inc. (a)	1,069,735	45,539
Sirius XM Holdings, Inc. (b)	24,568,249	131,686
The Walt Disney Co.	2,678,714	287,989
Weinstein Co. Holdings LLC Class A-1 (a)(d)(e)(f)	41,234	0
		1,153,103
Multiline Retail - 0.2%
B&M European Value Retail S.A.	10,861,792	62,121
Dollar Tree, Inc. (a)	898,930	96,464
Ollie's Bargain Outlet Holdings, Inc. (a)	1,492,501	79,476
		238,061
Specialty Retail - 1.3%
Burlington Stores, Inc. (a)	101,477	12,485
Five Below, Inc. (a)	378,529	25,104
Home Depot, Inc.	5,598,282	1,061,042
TJX Companies, Inc.	6,258,914	478,557
		1,577,188
Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	1,704,913	341,929
Kering SA	140,003	66,017
LVMH Moet Hennessy - Louis Vuitton SA	206,059	60,479
NIKE, Inc. Class B	2,999,577	187,624
		656,049

TOTAL CONSUMER DISCRETIONARY		17,192,090

CONSUMER STAPLES - 2.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.)	701,895	160,432
Kweichow Moutai Co. Ltd. (A Shares)	580,700	62,249
Monster Beverage Corp. (a)	1,797,258	113,748
The Coca-Cola Co.	4,081,865	187,276
		523,705
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	1,098,532	204,459
Performance Food Group Co. (a)	2,616,872	86,618
Sysco Corp.	488,474	29,665
Wal-Mart Stores, Inc.	3,259,634	321,889
		642,631
Food Products - 0.0%
The Simply Good Foods Co.	1,453,963	20,734
Household Products - 0.6%
Colgate-Palmolive Co.	9,748,647	735,535
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	8,185,407	1,041,511
L'Oreal SA	232,429	51,502
Shiseido Co. Ltd.	215,500	10,416
Unilever NV (Certificaten Van Aandelen) (Bearer)	423,600	23,850
		1,127,279

TOTAL CONSUMER STAPLES		3,049,884

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Andeavor	93,143	10,650
Birchcliff Energy Ltd. (g)	20,925,111	73,246
Birchcliff Energy Ltd. (a)(c)(g)	686,127	2,402
Cabot Oil & Gas Corp.	916,075	26,200
Canadian Natural Resources Ltd.	5,786,957	206,802
Centennial Resource Development, Inc.:
Class A (a)(g)	5,188,000	102,722
Class A (a)(b)(g)	13,884,347	274,910
Class A (e)(g)	2,340,926	46,350
Concho Resources, Inc. (a)	557,731	83,782
Continental Resources, Inc. (a)	4,454,752	235,968
Diamondback Energy, Inc. (a)	1,924,391	242,954
Encana Corp.	969,925	12,940
EOG Resources, Inc.	5,452,517	588,381
Growmax Resources Corp. (a)(c)	3,445,563	288
Phillips 66 Co.	2,639,230	266,958
Pioneer Natural Resources Co.	71,644	12,384
PrairieSky Royalty Ltd.	2,752,474	70,202
Reliance Industries Ltd.	24,199,564	349,139
Valero Energy Corp.	1,169,574	107,496
		2,713,774
FINANCIALS - 18.9%
Banks - 10.0%
Bank Ireland Group PLC (a)	14,781,261	126,807
Bank of America Corp.	72,809,398	2,149,333
Citigroup, Inc.	36,040,820	2,681,797
HDFC Bank Ltd. sponsored ADR	6,969,684	708,608
JPMorgan Chase & Co.	21,393,467	2,287,817
Kotak Mahindra Bank Ltd.	11,135,666	176,210
M&T Bank Corp.	1,950,074	333,443
Metro Bank PLC (a)(b)(g)	5,947,525	287,797
PNC Financial Services Group, Inc.	2,869,202	413,997
Royal Bank of Canada	871,182	71,143
The Toronto-Dominion Bank	2,008,195	117,664
U.S. Bancorp	13,395,139	717,712
Wells Fargo & Co.	35,507,366	2,154,232
		12,226,560
Capital Markets - 2.3%
Ashmore Group PLC	1,658,173	9,069
Bank of New York Mellon Corp.	4,399,321	236,947
BlackRock, Inc. Class A	585,999	301,034
Brookfield Asset Management, Inc. Class A	633,498	27,578
CBOE Holdings, Inc.	249,330	31,064
Charles Schwab Corp.	11,360,770	583,603
CME Group, Inc.	753,381	110,031
Goldman Sachs Group, Inc.	121,821	31,035
IntercontinentalExchange, Inc.	1,688,888	119,168
Morgan Stanley	13,977,355	733,392
MSCI, Inc.	1,571,223	198,823
Oaktree Capital Group LLC Class A	2,369,843	99,770
S&P Global, Inc.	1,814,956	307,454
St. James's Place Capital PLC	1,549,863	25,655
		2,814,623
Consumer Finance - 0.1%
Synchrony Financial	4,059,167	156,724
Diversified Financial Services - 5.2%
Berkshire Hathaway, Inc. Class A (a)	21,535	6,408,816
Insurance - 1.3%
Admiral Group PLC	4,091,264	110,587
AIA Group Ltd.	8,301,800	70,821
Chubb Ltd.	7,137,990	1,043,074
Fairfax Financial Holdings Ltd. (sub. vtg.)	181,083	96,425
Marsh & McLennan Companies, Inc.	2,308,474	187,887
		1,508,794

TOTAL FINANCIALS		23,115,517

HEALTH CARE - 8.9%
Biotechnology - 2.2%
AbbVie, Inc.	2,478,244	239,671
Agios Pharmaceuticals, Inc. (a)	1,060,610	60,635
Alnylam Pharmaceuticals, Inc. (a)	433,100	55,025
Amgen, Inc.	852,604	148,268
AnaptysBio, Inc.	447,716	45,094
Biogen, Inc. (a)	291,588	92,891
bluebird bio, Inc. (a)	177,359	31,588
Blueprint Medicines Corp. (a)	232,134	17,505
Celgene Corp. (a)	1,334,244	139,242
Exact Sciences Corp. (a)	316,719	16,640
FibroGen, Inc. (a)	1,931,049	91,532
Genmab A/S (a)	908,578	150,680
Gilead Sciences, Inc.	7,114,588	509,689
Insmed, Inc. (a)	987,886	30,802
Intrexon Corp. (b)	1,755,782	20,227
Juno Therapeutics, Inc. (a)	608,075	27,795
NantKwest, Inc. (a)(b)	826,782	3,712
Neurocrine Biosciences, Inc. (a)	3,028,126	234,952
OvaScience, Inc. (a)	1,449,250	2,029
Portola Pharmaceuticals, Inc. (a)	795,959	38,747
Regeneron Pharmaceuticals, Inc. (a)	365,411	137,380
Sage Therapeutics, Inc. (a)	205,191	33,797
Vertex Pharmaceuticals, Inc. (a)	3,662,663	548,887
		2,676,788
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	6,286,643	406,369
Becton, Dickinson & Co.	518,278	110,943
Boston Scientific Corp. (a)	29,897,043	741,148
Danaher Corp.	1,002,183	93,023
Edwards Lifesciences Corp. (a)	284,557	32,072
Intuitive Surgical, Inc. (a)	990,232	361,375
Penumbra, Inc. (a)	475,311	44,727
ResMed, Inc.	564,735	47,827
Stryker Corp.	776,986	120,309
		1,957,793
Health Care Providers & Services - 3.3%
Aetna, Inc.	730,738	131,818
Anthem, Inc.	92,947	20,914
Cigna Corp.	219,037	44,484
HealthEquity, Inc. (a)	1,695,286	79,102
Henry Schein, Inc. (a)	2,416,332	168,853
Humana, Inc.	801,287	198,775
National Vision Holdings, Inc.	757,104	30,746
OptiNose, Inc.	539,390	10,194
UnitedHealth Group, Inc.	15,550,291	3,428,217
		4,113,103
Health Care Technology - 0.1%
Medidata Solutions, Inc. (a)	497,480	31,525
NantHealth, Inc. (a)	8,726	27
Veeva Systems, Inc. Class A (a)	2,249,125	124,332
		155,884
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	911,425	61,038
Eurofins Scientific SA	80,681	49,138
Mettler-Toledo International, Inc. (a)(g)	1,739,519	1,077,667
PRA Health Sciences, Inc. (a)	830,077	75,595
Thermo Fisher Scientific, Inc.	759,640	144,240
Waters Corp. (a)	389,119	75,174
		1,482,852
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	554,333	19,235
Bristol-Myers Squibb Co.	2,415,687	148,033
GW Pharmaceuticals PLC ADR (a)	68,246	9,009
Johnson & Johnson	583,003	81,457
Nektar Therapeutics (a)	3,788,992	226,279
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,657,942	88,268
		572,281

TOTAL HEALTH CARE		10,958,701

INDUSTRIALS - 6.9%
Aerospace & Defense - 1.0%
General Dynamics Corp.	653,034	132,860
Northrop Grumman Corp.	1,297,462	398,204
Raytheon Co.	962,410	180,789
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	295,578	39,903
Class C (e)(f)	12,991	1,754
The Boeing Co.	1,464,853	432,000
		1,185,510
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	169,129	10,941
FedEx Corp.	1,483,395	370,166
XPO Logistics, Inc. (a)	2,523,969	231,170
		612,277
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	5,130,023	534,497
Southwest Airlines Co.	11,022,876	721,447
		1,255,944
Building Products - 0.8%
A.O. Smith Corp.	999,856	61,271
Fortune Brands Home & Security, Inc.	1,242,720	85,052
Jeld-Wen Holding, Inc.	4,046,404	159,307
Masco Corp.	12,610,412	554,102
Toto Ltd.	2,928,000	172,809
		1,032,541
Commercial Services & Supplies - 0.2%
Cintas Corp.	999,272	155,717
TulCo LLC (d)(e)(f)	125,827	44,039
		199,756
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	924,109	60,954
Electrical Equipment - 0.4%
AMETEK, Inc.	660,527	47,868
Fortive Corp.	5,903,654	427,129
		474,997
Industrial Conglomerates - 0.8%
3M Co.	4,018,929	945,935
ITT, Inc.	111,805	5,967
Roper Technologies, Inc.	86,532	22,412
		974,314
Machinery - 1.3%
Caterpillar, Inc.	1,576,543	248,432
Deere & Co.	3,042,920	476,247
Gardner Denver Holdings, Inc.	2,419,324	82,088
IDEX Corp.	81,921	10,811
Illinois Tool Works, Inc.	1,743,434	290,892
Ingersoll-Rand PLC	997,971	89,009
Oshkosh Corp.	122,649	11,148
PACCAR, Inc.	1,821,301	129,458
Parker Hannifin Corp.	1,182,314	235,966
Rational AG	39,483	25,449
Xylem, Inc.	507,782	34,631
		1,634,131
Professional Services - 0.3%
Equifax, Inc.	249,476	29,418
Manpower, Inc.	244,255	30,803
Recruit Holdings Co. Ltd.	2,548,600	63,333
RELX PLC	557,096	13,080
TransUnion Holding Co., Inc. (a)	4,450,959	244,625
		381,259
Road & Rail - 0.4%
CSX Corp.	7,293,748	401,229
Union Pacific Corp.	743,753	99,737
		500,966
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A (c)	1,414,358	68,016
Fastenal Co.	228,275	12,484
United Rentals, Inc. (a)	113,766	19,558
		100,058

TOTAL INDUSTRIALS		8,412,707

INFORMATION TECHNOLOGY - 41.1%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	1,863,639	439,036
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A (g)	22,863,610	2,007,425
CDW Corp.	2,104,464	146,239
Corning, Inc.	170,210	5,445
Dolby Laboratories, Inc. Class A	871,583	54,038
Keyence Corp.	19,600	10,980
		2,224,127
Internet Software & Services - 15.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	2,327,884	401,397
Alphabet, Inc.:
Class A (a)	4,118,780	4,338,723
Class C (a)	3,788,625	3,964,417
CarGurus, Inc. Class A (b)	625,994	18,767
Cloudera, Inc. (b)	1,616,953	26,712
CoStar Group, Inc. (a)	14,889	4,421
Dropbox, Inc. Class B (a)(e)(f)	5,464,028	77,808
eBay, Inc. (a)	7,756,791	292,741
Facebook, Inc. Class A (a)	49,685,082	8,767,436
LogMeIn, Inc.	1,883,719	215,686
New Relic, Inc. (a)	1,098,730	63,474
Nutanix, Inc. Class B (c)	3,060,752	107,983
Okta, Inc.	1,199,694	30,724
Q2 Holdings, Inc. (a)	44,491	1,639
Rightmove PLC	271,289	16,483
Shopify, Inc. Class A (a)	466,460	47,169
Tencent Holdings Ltd.	8,518,200	440,885
		18,816,465
IT Services - 6.1%
Accenture PLC Class A	1,028,249	157,415
ASAC II LP (a)(e)(f)	39,494,500	6,635
EPAM Systems, Inc. (a)	679,330	72,980
Fiserv, Inc. (a)	2,105,345	276,074
FleetCor Technologies, Inc. (a)	10,633	2,046
Global Payments, Inc.	2,013,835	201,867
Leidos Holdings, Inc.	346,875	22,398
MasterCard, Inc. Class A	11,597,630	1,755,417
PayPal Holdings, Inc. (a)	25,043,707	1,843,718
Square, Inc. (a)	1,509,271	52,326
Visa, Inc. Class A	27,278,040	3,110,242
		7,501,118
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	791,386	70,457
Applied Materials, Inc.	11,389,500	582,231
Broadcom Ltd.	1,944,125	499,446
First Solar, Inc. (a)	713,233	48,157
Lam Research Corp.	2,708,772	498,604
NVIDIA Corp.	4,569,664	884,230
Qualcomm, Inc.	1,316,152	84,260
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,174,027	205,150
Texas Instruments, Inc.	5,006,384	522,867
		3,395,402
Software - 11.5%
Activision Blizzard, Inc.	34,531,460	2,186,532
Adobe Systems, Inc. (a)	13,085,352	2,293,077
Atlassian Corp. PLC (a)	3,108,052	141,479
CDK Global, Inc.	1,477,549	105,320
Constellation Software, Inc.	131,414	79,666
Electronic Arts, Inc. (a)	8,596,245	903,121
Intuit, Inc.	796,168	125,619
Micro Focus International PLC	1,692,548	57,655
Microsoft Corp.	44,162,151	3,777,630
Nintendo Co. Ltd.	175,400	63,161
Parametric Technology Corp. (a)	928,547	56,428
Paycom Software, Inc. (a)(b)	1,710,940	137,440
Red Hat, Inc. (a)	2,054,235	246,714
RingCentral, Inc. (a)	1,715,421	83,026
Salesforce.com, Inc. (a)	26,966,406	2,756,776
Snap, Inc. Class A (a)(b)	1,592,804	23,271
Tanium, Inc. Class B (e)(f)	2,944,100	15,103
Trion World, Inc. (a)(e)(f)	4,607,810	0
Trion World, Inc. warrants 10/3/18 (a)(e)(f)	183,516	0
Ultimate Software Group, Inc. (a)	1,116,550	243,665
Workday, Inc. Class A (a)	7,527,460	765,844
		14,061,527
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	23,011,177	3,894,181
Samsung Electronics Co. Ltd.	11,221	26,786
		3,920,967

TOTAL INFORMATION TECHNOLOGY		50,358,642

MATERIALS - 2.6%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	1,685,148	276,499
DowDuPont, Inc.	11,482,761	817,802
LyondellBasell Industries NV Class A	757,935	83,615
Olin Corp.	1,272,798	45,286
Sherwin-Williams Co.	1,396,767	572,730
The Chemours Co. LLC	533,491	26,707
Westlake Chemical Corp.	1,338,335	142,573
		1,965,212
Construction Materials - 0.0%
Eagle Materials, Inc.	76,646	8,684
Containers & Packaging - 0.2%
WestRock Co.	3,176,176	200,766
Metals & Mining - 0.8%
ArcelorMittal SA Class A unit (a)(b)	1,676,835	54,179
Arizona Mining, Inc. (a)	885,695	2,438
B2Gold Corp. (a)(g)	49,817,232	153,772
Franco-Nevada Corp.	4,241,442	338,978
Freeport-McMoRan, Inc. (a)	1,027,361	19,479
Ivanhoe Mines Ltd. (a)(g)	51,261,868	172,912
Ivanhoe Mines Ltd. (a)(c)(g)	14,742,100	49,727
Kirkland Lake Gold Ltd.	2,926,470	44,863
Newcrest Mining Ltd.	5,816,660	103,567
Novagold Resources, Inc. (a)	8,115,004	31,892
Nucor Corp.	503,030	31,983
Randgold Resources Ltd. sponsored ADR	366,081	36,202
		1,039,992

TOTAL MATERIALS		3,214,654

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	838,884	119,684
Real Estate Management & Development - 0.1%
Five Point Holdings LLC Class A (a)	3,148,178	44,389
WeWork Companies, Inc. Class A (a)(e)(f)	607,163	31,457
		75,846

TOTAL REAL ESTATE		195,530

TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SoftBank Corp.	655,500	51,896
T-Mobile U.S., Inc. (a)	5,547,574	352,326
		404,222
TOTAL COMMON STOCKS
(Cost $58,130,785)		119,615,721

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(e)(f)	578,817	54,519
Series E (a)(e)(f)	388,853	36,626
Handy Technologies, Inc. Series C (a)(e)(f)	3,537,042	11,248
		102,393
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (e)(f)	154,611	54,666
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(e)(f)	664,987	9,233
Series F (e)(f)	3,348,986	46,498
Intarcia Therapeutics, Inc. Series CC (a)(e)(f)	2,100,446	126,027
		181,758
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(e)(f)	35,877,127	3,197
Mulberry Health, Inc. Series A8 (a)(e)(f)	7,960,894	50,631
		53,828

TOTAL HEALTH CARE		235,586

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(e)(f)	558,215	75,359
Series H (e)(f)	120,282	16,238
		91,597
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Dropbox, Inc.:
Series A (a)(e)(f)	1,260,898	17,955
Series C (a)(e)(f)	698,385	10,769
Lyft, Inc. Series H (e)(f)	1,553,259	61,736
Pinterest, Inc.:
Series E, 8.00% (a)(e)(f)	54,841,080	327,950
Series F, 8.00% (a)(e)(f)	3,455,720	20,665
Series G, 8.00% (a)(e)(f)	4,301,275	25,722
Uber Technologies, Inc. Series D, 8.00% (a)(e)(f)	2,040,465	71,253
		536,050
Software - 0.1%
Carbon, Inc. Series D (f)	915,425	21,376
Cloudflare, Inc. Series D 8.00% (a)(e)(f)	4,303,714	23,627
Delphix Corp. Series D (a)(e)(f)	3,712,687	20,865
		65,868

TOTAL INFORMATION TECHNOLOGY		601,918

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
WeWork Companies, Inc.:
Series E (a)(e)(f)	5,464,465	283,114
Series F (a)(e)(f)	253,732	13,146
		296,260
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (e)(f)	2,124,227	3,314
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $945,661)		1,385,734
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 10% 10/10/19 pay-in-kind (e)(f)(h)	1,956	773
Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (c)	72,660	66,484
9% 12/15/25 (c)	81,146	84,570
		151,054
TOTAL CORPORATE BONDS
(Cost $147,201)		151,827
	Shares	Value (000s)

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.36% (i)	1,796,125,900	1,796,485
Fidelity Securities Lending Cash Central Fund 1.36% (i)(j)	221,910,908	221,955
TOTAL MONEY MARKET FUNDS
(Cost $2,018,405)		2,018,440
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $61,242,052)		123,171,722
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(598,696)
NET ASSETS - 100%		$122,573,026

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $413,437,000 or 0.3% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,628,180,000 or 1.3% of net assets.

 (f) Level 3 security

 (g) Affiliated company

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$7,200
23andMe, Inc. Series F	8/31/17	$46,498
Airbnb, Inc. Series D	4/16/14	$23,565
Airbnb, Inc. Series E	6/29/15	$36,200
Altiostar Networks, Inc. Series A1	1/10/17	$9,771
ASAC II LP	10/10/13	$3,041
Centennial Resource Development, Inc. Class A	12/28/16	$34,037
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$26,827
Delphix Corp. Series D	7/10/15	$33,414
Dropbox, Inc. Class B	5/2/12	$49,445
Dropbox, Inc. Series A	5/29/12	$11,410
Dropbox, Inc. Series C	1/30/14	$13,340
Get Heal, Inc. Series B	11/7/16	$10,944
Handy Technologies, Inc. Series C	10/14/15	$20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Lyft, Inc. Series H	11/22/17	$61,736
Mulberry Health, Inc. Series A8	1/20/16	$53,774
Pinterest, Inc. Series E, 8.00%	10/23/13	$159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$30,879
Roofoods Ltd. Series F	9/12/17	$54,666
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$30,689
Space Exploration Technologies Corp. Class C	9/11/17	$1,754
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Space Exploration Technologies Corp. Series H	8/4/17	$16,238
Tanium, Inc. Class B	4/21/17	$14,615
Trion World, Inc.	8/22/08 - 3/20/13	$25,151
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 10% 10/10/19 pay-in-kind	10/10/13 - 10/10/17	$1,953
TulCo LLC	8/24/17 - 12/14/17	$44,039
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$31,654
Weinstein Co. Holdings LLC Class A-1	10/19/05	$41,234
WeWork Companies, Inc. Class A	6/23/15	$19,969
WeWork Companies, Inc. Series E	6/23/15	$179,724
WeWork Companies, Inc. Series F	12/1/16	$12,735

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$12,254
Fidelity Securities Lending Cash Central Fund	13,046
Total	$25,300

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Activision Blizzard, Inc.	$1,415,505	$29,714	$305,883	$11,653	$205,174	$842,022	$--
Amphenol Corp. Class A	1,616,746	12,845	106,511	16,399	78,562	405,783	2,007,425
B2Gold Corp.	133,433	--	18,167	--	3,230	35,276	153,772
Birchcliff Energy Ltd.	154,808	9,926	15,759	1,384	(4,160)	(71,569)	73,246
Birchcliff Energy Ltd.	4,788	--	--	45	--	(2,386)	2,402
Centennial Resource Development, Inc. Class A	102,307	--	--	--	--	415	102,722
Centennial Resource Development, Inc. Class A	119,830	157,743	8,202	--	1,999	3,540	274,910
Centennial Resource Development, Inc. Class A	41,547	--	--	--	--	4,803	46,350
Ivanhoe Mines Ltd.	84,945	30,762	7,412	--	5,923	58,694	172,912
Ivanhoe Mines Ltd.	29,259	--	2,331	--	(1,156)	23,955	49,727
Metro Bank PLC	221,999	3,541	12,833	--	9,282	65,808	287,797
Mettler-Toledo International, Inc.	755,194	32,460	73,514	--	46,598	316,929	1,077,667
Ultimate Software Group, Inc.	341,510	17,628	162,118	--	3,676	42,969	--
Total	$5,021,871	$294,619	$712,730	$29,481	$349,128	$1,726,239	$4,248,930

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$17,294,483	$16,990,778	$201,312	$102,393
Consumer Staples	3,104,550	2,974,532	75,352	54,666
Energy	2,713,774	2,713,774	--	--
Financials	23,115,517	23,115,517	--	--
Health Care	11,194,287	10,958,701	--	235,586
Industrials	8,504,304	8,327,011	--	177,293
Information Technology	50,960,560	49,755,050	504,046	701,464
Materials	3,214,654	3,214,654	--	--
Real Estate	491,790	164,073	--	327,717
Telecommunication Services	407,536	352,326	51,896	3,314
Corporate Bonds	151,827	--	151,054	773
Money Market Funds	2,018,440	2,018,440	--	--
Total Investments in Securities:	$123,171,722	$120,584,856	$983,660	$1,603,206

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,782,615
Net Realized Gain (Loss) on Investment Securities	25,264
Net Unrealized Gain (Loss) on Investment Securities	(240,419)
Cost of Purchases	283,771
Proceeds of Sales	(219,215)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(28,810)
Ending Balance	$1,603,206
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(242,813)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $215,126) — See accompanying schedule: Unaffiliated issuers (cost $57,544,676)	$116,904,352
Fidelity Central Funds (cost $2,018,405)	2,018,440
Other affiliated issuers (cost $1,678,971)	4,248,930
Total Investment in Securities (cost $61,242,052)		$123,171,722
Receivable for investments sold		1,003,585
Receivable for fund shares sold		92,976
Dividends receivable		36,680
Interest receivable		1,248
Distributions receivable from Fidelity Central Funds		2,626
Prepaid expenses		198
Other receivables		5,184
Total assets		124,314,219
Liabilities
Payable for investments purchased	$216,149
Payable for fund shares redeemed	1,204,690
Accrued management fee	69,259
Other affiliated payables	11,773
Other payables and accrued expenses	17,533
Collateral on securities loaned	221,789
Total liabilities		1,741,193
Net Assets		$122,573,026
Net Assets consist of:
Paid in capital		$59,140,983
Distributions in excess of net investment income		(4,720)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,519,073
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,917,690
Net Assets		$122,573,026
Contrafund:
Net Asset Value, offering price and redemption price per share ($89,874,001 ÷ 734,146 shares)		$122.42
Class K:
Net Asset Value, offering price and redemption price per share ($32,699,025 ÷ 267,265 shares)		$122.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Dividends (including $29,481 earned from other affiliated issuers)		$915,431
Interest		1,658
Income from Fidelity Central Funds		25,300
Total income		942,389
Expenses
Management fee
Basic fee	$622,082
Performance adjustment	61,407
Transfer agent fees	129,499
Accounting and security lending fees	3,723
Custodian fees and expenses	1,916
Independent trustees' fees and expenses	448
Appreciation in deferred trustee compensation account	5
Registration fees	582
Audit	241
Legal	280
Interest	17
Miscellaneous	987
Total expenses before reductions	821,187
Expense reductions	(2,631)	818,556
Net investment income (loss)		123,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,047,559
Redemptions in-kind with affiliated entities	960,358
Fidelity Central Funds	52
Other affiliated issuers	349,128
Foreign currency transactions	(834)
Total net realized gain (loss)		12,356,263
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $12,132)	17,222,225
Fidelity Central Funds	3
Other affiliated issuers	1,726,239
Assets and liabilities in foreign currencies	205
Total change in net unrealized appreciation (depreciation)		18,948,672
Net gain (loss)		31,304,935
Net increase (decrease) in net assets resulting from operations		$31,428,768

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,833	$338,180
Net realized gain (loss)	12,356,263	5,749,130
Change in net unrealized appreciation (depreciation)	18,948,672	(2,528,496)
Net increase (decrease) in net assets resulting from operations	31,428,768	3,558,814
Distributions to shareholders from net investment income	(144,165)	(330,490)
Distributions to shareholders from net realized gain	(7,201,343)	(3,609,095)
Total distributions	(7,345,508)	(3,939,585)
Share transactions - net increase (decrease)	(3,575,375)	(6,837,671)
Total increase (decrease) in net assets	20,507,885	(7,218,442)
Net Assets
Beginning of period	102,065,141	109,283,583
End of period	$122,573,026	$102,065,141
Other Information
Undistributed net investment income end of period	$–	$11,928
Distributions in excess of net investment income end of period	$(4,720)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.45	$98.92	$97.97	$96.14	$77.57
Income from Investment Operations
Net investment income (loss)A	.10	.29	.33	.30	.33
Net realized and unrealized gain (loss)	31.42	2.99	5.89	8.67	25.70
Total from investment operations	31.52	3.28	6.22	8.97	26.03
Distributions from net investment income	(.12)	(.29)	(.31)	(.25)	(.13)
Distributions from net realized gain	(7.43)	(3.46)	(4.96)	(6.89)	(7.33)
Total distributions	(7.55)	(3.75)	(5.27)	(7.14)	(7.46)
Net asset value, end of period	$122.42	$98.45	$98.92	$97.97	$96.14
Total ReturnB	32.21%	3.36%	6.46%	9.56%	34.15%
Ratios to Average Net AssetsC,D
Expenses before reductions	.74%	.68%	.71%	.64%	.67%
Expenses net of fee waivers, if any	.74%	.68%	.71%	.64%	.67%
Expenses net of all reductions	.74%	.68%	.70%	.64%	.66%
Net investment income (loss)	.08%	.29%	.33%	.31%	.37%
Supplemental Data
Net assets, end of period (in millions)	$89,874	$73,035	$77,724	$75,057	$74,962
Portfolio turnover rateE	29%F	41%F	35%F	45%F	46%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Contrafund Class K

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.38	$98.84	$97.90	$96.07	$77.51
Income from Investment Operations
Net investment income (loss)A	.20	.38	.43	.40	.42
Net realized and unrealized gain (loss)	31.43	3.01	5.88	8.68	25.70
Total from investment operations	31.63	3.39	6.31	9.08	26.12
Distributions from net investment income	(.23)	(.39)	(.41)	(.36)	(.23)
Distributions from net realized gain	(7.43)	(3.46)	(4.96)	(6.89)	(7.33)
Total distributions	(7.66)	(3.85)	(5.37)	(7.25)	(7.56)
Net asset value, end of period	$122.35	$98.38	$98.84	$97.90	$96.07
Total ReturnB	32.34%	3.48%	6.55%	9.68%	34.30%
Ratios to Average Net AssetsC,D
Expenses before reductions	.65%	.58%	.61%	.54%	.56%
Expenses net of fee waivers, if any	.65%	.58%	.61%	.54%	.56%
Expenses net of all reductions	.65%	.58%	.61%	.54%	.56%
Net investment income (loss)	.17%	.39%	.43%	.41%	.48%
Supplemental Data
Net assets, end of period (in millions)	$32,699	$29,031	$31,560	$34,479	$35,982
Portfolio turnover rateE	29%F	41%F	35%F	45%F	46%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K, shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$773	Recovery value	Recovery value	39.5%	Increase
Equities	1,602,433	Market comparable	Enterprise value/Sales multiple (EV/S)	0.8 - 13.1 / 6.4	Increase
			Transaction price	$60.00	Increase
			Discount rate	28.0%	Decrease
			Discount for lack of marketability	15.0% - 25.0% / 17.8%	Decrease
			Liquidity preference	$4.84 - $19.10 / $11.24	Increase
			Premium rate	7.5% - 108.0% / 65.2%	Increase
		Market approach	Transaction price	$1.56 - $353.57 / $83.83	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,179,558
Gross unrealized depreciation	(577,254)
Net unrealized appreciation (depreciation)	$61,602,304
Tax Cost	$61,569,418

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,846,495
Net unrealized appreciation (depreciation) on securities and other investments	$61,602,486

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$144,165	$ 330,490
Long-term Capital Gains	7,201,343	3,609,095
Total	$7,345,508	$ 3,939,585

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $44,039 in these Subsidiaries, representing .04% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $33,205,350 and $39,923,192, respectively.

Redemptions In-Kind. During the period, 34,843 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,859,301. The net realized gain of $2,473,373 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 32,360 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $3,198,227. The Fund had a net realized gain of $1,930,771 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$114,650.14
Class K	14,849.05
	$129,499

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $904 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$66,006.83%		$15

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 12,089 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $1,457,574. The net realized gain of $960,358 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $351 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,928. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,046, including $211 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $40,835. The weighted average interest rate was 1.16%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,682 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $941.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Contrafund	$84,830	$214,155
Class K	59,335	116,335
Total	$144,165	$330,490
From net realized gain
Contrafund	$5,246,866	$2,569,613
Class K	1,954,477	1,039,482
Total	$7,201,343	$3,609,095

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Contrafund
Shares sold	71,526	78,941	$8,237,249	$7,647,980
Reinvestment of distributions	42,081	27,050	5,053,714	2,642,747
Shares redeemed	(121,285)(a)	(149,912)(b)	(13,776,639)(a)	(14,712,987)(b)
Net increase (decrease)	(7,678)	(43,921)	$(485,676)	$(4,422,260)
Class K
Shares sold	43,515	52,783	$4,990,930	$5,115,103
Reinvestment of distributions	16,789	11,835	2,013,806	1,155,817
Shares redeemed	(88,136)(a)	(88,812)(b)	(10,094,435)(a)	(8,686,331)(b)
Net increase (decrease)	(27,832)	(24,194)	$(3,089,699)	$(2,415,411)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Contrafund	.81%
Actual		$1,000.00	$1,132.00	$4.35
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.72%
Actual		$1,000.00	$1,132.80	$3.87
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Contrafund	02/12/2018	02/09/2018	$1.858
Class K	02/12/2018	02/09/2018	$1.858

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $8,870,646,322, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Contrafund® Class K Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	32.34%	16.54%	9.08%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$23,843	Fidelity® Contrafund® - Class K
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  For the year, the fund's share classes gained about 32%, well ahead of the benchmark S&P 500® index. A more business-friendly administration in the White House, a rebound in China’s economy and an extremely low interest rate environment worldwide produced synchronous global economic expansion. This strength propelled the stock market higher, particularly growth and technology shares. Contrafund was well-positioned for this rebound, and performed very well for the year. The fund's outperformance of the benchmark primarily was driven by a sizable position – 42% of assets, on average – in the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet, our two largest holdings. Other top contributors from the tech sector were gaming company Activision Blizzard and publishing software developer Adobe Systems. Our No. 2 relative contributor in 2017 was the fund’s de-emphasis of industrial conglomerate General Electric, which struggled the past year as demand for utility-grade generators softened. I am pleased that, given the fund beat its benchmark by more than 10 percentage points, there were no major detractors, although not owning enough of a few outperforming benchmark names hurt modestly. These included aircraft manufacturer Boeing and pharmaceutical firm AbbVie.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	7.2
Berkshire Hathaway, Inc. Class A	5.2
Amazon.com, Inc.	5.1
Alphabet, Inc. Class A	3.5
Alphabet, Inc. Class C	3.2
Apple, Inc.	3.2
Microsoft Corp.	3.1
UnitedHealth Group, Inc.	2.8
Visa, Inc. Class A	2.5
Salesforce.com, Inc.	2.3
38.1

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	41.6
Financials	18.9
Consumer Discretionary	14.1
Health Care	9.2
Industrials	7.0

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.6%
Bonds	0.1%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 7.5%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.0%
Aptiv PLC	461,281	$39,130
Delphi Technologies PLC (a)	153,760	8,068
		47,198
Automobiles - 1.5%
BYD Co. Ltd. (H Shares) (b)	7,553,000	65,617
General Motors Co.	1,717,894	70,416
Guangzhou Automobile Group Co. Ltd. (H Shares)	5,118,000	12,132
Mahindra & Mahindra Ltd.	8,654,702	101,826
Maruti Suzuki India Ltd.	1,533,074	233,648
Tesla, Inc. (a)(b)	3,936,442	1,225,611
Toyota Motor Corp.	963,400	61,397
		1,770,647
Diversified Consumer Services - 0.1%
Chegg, Inc. (a)	1,890,785	30,858
Weight Watchers International, Inc. (a)	2,001,841	88,642
		119,500
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	73,795	17,172
Eldorado Resorts, Inc. (a)	403,827	13,387
Hilton Worldwide Holdings, Inc.	4,135,969	330,298
Las Vegas Sands Corp.	352,416	24,489
Marriott International, Inc. Class A	5,092,258	691,172
McDonald's Corp.	4,140,897	712,731
Starbucks Corp.	1,628,818	93,543
U.S. Foods Holding Corp. (a)	1,283,280	40,975
Vail Resorts, Inc.	170,902	36,312
		1,960,079
Household Durables - 0.4%
D.R. Horton, Inc.	489,263	24,987
Lennar Corp. Class A	2,049,726	129,625
Mohawk Industries, Inc. (a)	1,223,799	337,646
Roku, Inc. Class A	240,936	12,476
		504,734
Internet & Direct Marketing Retail - 7.4%
Amazon.com, Inc. (a)	5,292,465	6,189,379
ASOS PLC (a)	114,477	10,379
Blue Apron Holdings, Inc.:
Class A	860,441	3,468
Class B	3,463,673	13,819
Netflix, Inc. (a)	10,101,885	1,939,158
Priceline Group, Inc. (a)	435,601	756,961
Start Today Co. Ltd.	2,801,200	85,149
Takeaway.com Holding BV (a)(c)	556,400	33,967
Zalando SE (a)	736,544	38,986
		9,071,266
Leisure Products - 0.1%
Mattel, Inc. (b)	3,849,245	59,201
Polaris Industries, Inc.	282,800	35,064
		94,265
Media - 0.9%
Charter Communications, Inc. Class A (a)	558,040	187,479
Liberty Global PLC Class A (a)	1,167,463	41,842
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	7,524,117	257,024
Liberty SiriusXM Series C (a)	5,081,799	201,544
Live Nation Entertainment, Inc. (a)	1,069,735	45,539
Sirius XM Holdings, Inc. (b)	24,568,249	131,686
The Walt Disney Co.	2,678,714	287,989
Weinstein Co. Holdings LLC Class A-1 (a)(d)(e)(f)	41,234	0
		1,153,103
Multiline Retail - 0.2%
B&M European Value Retail S.A.	10,861,792	62,121
Dollar Tree, Inc. (a)	898,930	96,464
Ollie's Bargain Outlet Holdings, Inc. (a)	1,492,501	79,476
		238,061
Specialty Retail - 1.3%
Burlington Stores, Inc. (a)	101,477	12,485
Five Below, Inc. (a)	378,529	25,104
Home Depot, Inc.	5,598,282	1,061,042
TJX Companies, Inc.	6,258,914	478,557
		1,577,188
Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	1,704,913	341,929
Kering SA	140,003	66,017
LVMH Moet Hennessy - Louis Vuitton SA	206,059	60,479
NIKE, Inc. Class B	2,999,577	187,624
		656,049

TOTAL CONSUMER DISCRETIONARY		17,192,090

CONSUMER STAPLES - 2.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.)	701,895	160,432
Kweichow Moutai Co. Ltd. (A Shares)	580,700	62,249
Monster Beverage Corp. (a)	1,797,258	113,748
The Coca-Cola Co.	4,081,865	187,276
		523,705
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	1,098,532	204,459
Performance Food Group Co. (a)	2,616,872	86,618
Sysco Corp.	488,474	29,665
Wal-Mart Stores, Inc.	3,259,634	321,889
		642,631
Food Products - 0.0%
The Simply Good Foods Co.	1,453,963	20,734
Household Products - 0.6%
Colgate-Palmolive Co.	9,748,647	735,535
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	8,185,407	1,041,511
L'Oreal SA	232,429	51,502
Shiseido Co. Ltd.	215,500	10,416
Unilever NV (Certificaten Van Aandelen) (Bearer)	423,600	23,850
		1,127,279

TOTAL CONSUMER STAPLES		3,049,884

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Andeavor	93,143	10,650
Birchcliff Energy Ltd. (g)	20,925,111	73,246
Birchcliff Energy Ltd. (a)(c)(g)	686,127	2,402
Cabot Oil & Gas Corp.	916,075	26,200
Canadian Natural Resources Ltd.	5,786,957	206,802
Centennial Resource Development, Inc.:
Class A (a)(g)	5,188,000	102,722
Class A (a)(b)(g)	13,884,347	274,910
Class A (e)(g)	2,340,926	46,350
Concho Resources, Inc. (a)	557,731	83,782
Continental Resources, Inc. (a)	4,454,752	235,968
Diamondback Energy, Inc. (a)	1,924,391	242,954
Encana Corp.	969,925	12,940
EOG Resources, Inc.	5,452,517	588,381
Growmax Resources Corp. (a)(c)	3,445,563	288
Phillips 66 Co.	2,639,230	266,958
Pioneer Natural Resources Co.	71,644	12,384
PrairieSky Royalty Ltd.	2,752,474	70,202
Reliance Industries Ltd.	24,199,564	349,139
Valero Energy Corp.	1,169,574	107,496
		2,713,774
FINANCIALS - 18.9%
Banks - 10.0%
Bank Ireland Group PLC (a)	14,781,261	126,807
Bank of America Corp.	72,809,398	2,149,333
Citigroup, Inc.	36,040,820	2,681,797
HDFC Bank Ltd. sponsored ADR	6,969,684	708,608
JPMorgan Chase & Co.	21,393,467	2,287,817
Kotak Mahindra Bank Ltd.	11,135,666	176,210
M&T Bank Corp.	1,950,074	333,443
Metro Bank PLC (a)(b)(g)	5,947,525	287,797
PNC Financial Services Group, Inc.	2,869,202	413,997
Royal Bank of Canada	871,182	71,143
The Toronto-Dominion Bank	2,008,195	117,664
U.S. Bancorp	13,395,139	717,712
Wells Fargo & Co.	35,507,366	2,154,232
		12,226,560
Capital Markets - 2.3%
Ashmore Group PLC	1,658,173	9,069
Bank of New York Mellon Corp.	4,399,321	236,947
BlackRock, Inc. Class A	585,999	301,034
Brookfield Asset Management, Inc. Class A	633,498	27,578
CBOE Holdings, Inc.	249,330	31,064
Charles Schwab Corp.	11,360,770	583,603
CME Group, Inc.	753,381	110,031
Goldman Sachs Group, Inc.	121,821	31,035
IntercontinentalExchange, Inc.	1,688,888	119,168
Morgan Stanley	13,977,355	733,392
MSCI, Inc.	1,571,223	198,823
Oaktree Capital Group LLC Class A	2,369,843	99,770
S&P Global, Inc.	1,814,956	307,454
St. James's Place Capital PLC	1,549,863	25,655
		2,814,623
Consumer Finance - 0.1%
Synchrony Financial	4,059,167	156,724
Diversified Financial Services - 5.2%
Berkshire Hathaway, Inc. Class A (a)	21,535	6,408,816
Insurance - 1.3%
Admiral Group PLC	4,091,264	110,587
AIA Group Ltd.	8,301,800	70,821
Chubb Ltd.	7,137,990	1,043,074
Fairfax Financial Holdings Ltd. (sub. vtg.)	181,083	96,425
Marsh & McLennan Companies, Inc.	2,308,474	187,887
		1,508,794

TOTAL FINANCIALS		23,115,517

HEALTH CARE - 8.9%
Biotechnology - 2.2%
AbbVie, Inc.	2,478,244	239,671
Agios Pharmaceuticals, Inc. (a)	1,060,610	60,635
Alnylam Pharmaceuticals, Inc. (a)	433,100	55,025
Amgen, Inc.	852,604	148,268
AnaptysBio, Inc.	447,716	45,094
Biogen, Inc. (a)	291,588	92,891
bluebird bio, Inc. (a)	177,359	31,588
Blueprint Medicines Corp. (a)	232,134	17,505
Celgene Corp. (a)	1,334,244	139,242
Exact Sciences Corp. (a)	316,719	16,640
FibroGen, Inc. (a)	1,931,049	91,532
Genmab A/S (a)	908,578	150,680
Gilead Sciences, Inc.	7,114,588	509,689
Insmed, Inc. (a)	987,886	30,802
Intrexon Corp. (b)	1,755,782	20,227
Juno Therapeutics, Inc. (a)	608,075	27,795
NantKwest, Inc. (a)(b)	826,782	3,712
Neurocrine Biosciences, Inc. (a)	3,028,126	234,952
OvaScience, Inc. (a)	1,449,250	2,029
Portola Pharmaceuticals, Inc. (a)	795,959	38,747
Regeneron Pharmaceuticals, Inc. (a)	365,411	137,380
Sage Therapeutics, Inc. (a)	205,191	33,797
Vertex Pharmaceuticals, Inc. (a)	3,662,663	548,887
		2,676,788
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	6,286,643	406,369
Becton, Dickinson & Co.	518,278	110,943
Boston Scientific Corp. (a)	29,897,043	741,148
Danaher Corp.	1,002,183	93,023
Edwards Lifesciences Corp. (a)	284,557	32,072
Intuitive Surgical, Inc. (a)	990,232	361,375
Penumbra, Inc. (a)	475,311	44,727
ResMed, Inc.	564,735	47,827
Stryker Corp.	776,986	120,309
		1,957,793
Health Care Providers & Services - 3.3%
Aetna, Inc.	730,738	131,818
Anthem, Inc.	92,947	20,914
Cigna Corp.	219,037	44,484
HealthEquity, Inc. (a)	1,695,286	79,102
Henry Schein, Inc. (a)	2,416,332	168,853
Humana, Inc.	801,287	198,775
National Vision Holdings, Inc.	757,104	30,746
OptiNose, Inc.	539,390	10,194
UnitedHealth Group, Inc.	15,550,291	3,428,217
		4,113,103
Health Care Technology - 0.1%
Medidata Solutions, Inc. (a)	497,480	31,525
NantHealth, Inc. (a)	8,726	27
Veeva Systems, Inc. Class A (a)	2,249,125	124,332
		155,884
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	911,425	61,038
Eurofins Scientific SA	80,681	49,138
Mettler-Toledo International, Inc. (a)(g)	1,739,519	1,077,667
PRA Health Sciences, Inc. (a)	830,077	75,595
Thermo Fisher Scientific, Inc.	759,640	144,240
Waters Corp. (a)	389,119	75,174
		1,482,852
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	554,333	19,235
Bristol-Myers Squibb Co.	2,415,687	148,033
GW Pharmaceuticals PLC ADR (a)	68,246	9,009
Johnson & Johnson	583,003	81,457
Nektar Therapeutics (a)	3,788,992	226,279
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,657,942	88,268
		572,281

TOTAL HEALTH CARE		10,958,701

INDUSTRIALS - 6.9%
Aerospace & Defense - 1.0%
General Dynamics Corp.	653,034	132,860
Northrop Grumman Corp.	1,297,462	398,204
Raytheon Co.	962,410	180,789
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	295,578	39,903
Class C (e)(f)	12,991	1,754
The Boeing Co.	1,464,853	432,000
		1,185,510
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	169,129	10,941
FedEx Corp.	1,483,395	370,166
XPO Logistics, Inc. (a)	2,523,969	231,170
		612,277
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	5,130,023	534,497
Southwest Airlines Co.	11,022,876	721,447
		1,255,944
Building Products - 0.8%
A.O. Smith Corp.	999,856	61,271
Fortune Brands Home & Security, Inc.	1,242,720	85,052
Jeld-Wen Holding, Inc.	4,046,404	159,307
Masco Corp.	12,610,412	554,102
Toto Ltd.	2,928,000	172,809
		1,032,541
Commercial Services & Supplies - 0.2%
Cintas Corp.	999,272	155,717
TulCo LLC (d)(e)(f)	125,827	44,039
		199,756
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	924,109	60,954
Electrical Equipment - 0.4%
AMETEK, Inc.	660,527	47,868
Fortive Corp.	5,903,654	427,129
		474,997
Industrial Conglomerates - 0.8%
3M Co.	4,018,929	945,935
ITT, Inc.	111,805	5,967
Roper Technologies, Inc.	86,532	22,412
		974,314
Machinery - 1.3%
Caterpillar, Inc.	1,576,543	248,432
Deere & Co.	3,042,920	476,247
Gardner Denver Holdings, Inc.	2,419,324	82,088
IDEX Corp.	81,921	10,811
Illinois Tool Works, Inc.	1,743,434	290,892
Ingersoll-Rand PLC	997,971	89,009
Oshkosh Corp.	122,649	11,148
PACCAR, Inc.	1,821,301	129,458
Parker Hannifin Corp.	1,182,314	235,966
Rational AG	39,483	25,449
Xylem, Inc.	507,782	34,631
		1,634,131
Professional Services - 0.3%
Equifax, Inc.	249,476	29,418
Manpower, Inc.	244,255	30,803
Recruit Holdings Co. Ltd.	2,548,600	63,333
RELX PLC	557,096	13,080
TransUnion Holding Co., Inc. (a)	4,450,959	244,625
		381,259
Road & Rail - 0.4%
CSX Corp.	7,293,748	401,229
Union Pacific Corp.	743,753	99,737
		500,966
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A (c)	1,414,358	68,016
Fastenal Co.	228,275	12,484
United Rentals, Inc. (a)	113,766	19,558
		100,058

TOTAL INDUSTRIALS		8,412,707

INFORMATION TECHNOLOGY - 41.1%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	1,863,639	439,036
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A (g)	22,863,610	2,007,425
CDW Corp.	2,104,464	146,239
Corning, Inc.	170,210	5,445
Dolby Laboratories, Inc. Class A	871,583	54,038
Keyence Corp.	19,600	10,980
		2,224,127
Internet Software & Services - 15.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	2,327,884	401,397
Alphabet, Inc.:
Class A (a)	4,118,780	4,338,723
Class C (a)	3,788,625	3,964,417
CarGurus, Inc. Class A (b)	625,994	18,767
Cloudera, Inc. (b)	1,616,953	26,712
CoStar Group, Inc. (a)	14,889	4,421
Dropbox, Inc. Class B (a)(e)(f)	5,464,028	77,808
eBay, Inc. (a)	7,756,791	292,741
Facebook, Inc. Class A (a)	49,685,082	8,767,436
LogMeIn, Inc.	1,883,719	215,686
New Relic, Inc. (a)	1,098,730	63,474
Nutanix, Inc. Class B (c)	3,060,752	107,983
Okta, Inc.	1,199,694	30,724
Q2 Holdings, Inc. (a)	44,491	1,639
Rightmove PLC	271,289	16,483
Shopify, Inc. Class A (a)	466,460	47,169
Tencent Holdings Ltd.	8,518,200	440,885
		18,816,465
IT Services - 6.1%
Accenture PLC Class A	1,028,249	157,415
ASAC II LP (a)(e)(f)	39,494,500	6,635
EPAM Systems, Inc. (a)	679,330	72,980
Fiserv, Inc. (a)	2,105,345	276,074
FleetCor Technologies, Inc. (a)	10,633	2,046
Global Payments, Inc.	2,013,835	201,867
Leidos Holdings, Inc.	346,875	22,398
MasterCard, Inc. Class A	11,597,630	1,755,417
PayPal Holdings, Inc. (a)	25,043,707	1,843,718
Square, Inc. (a)	1,509,271	52,326
Visa, Inc. Class A	27,278,040	3,110,242
		7,501,118
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	791,386	70,457
Applied Materials, Inc.	11,389,500	582,231
Broadcom Ltd.	1,944,125	499,446
First Solar, Inc. (a)	713,233	48,157
Lam Research Corp.	2,708,772	498,604
NVIDIA Corp.	4,569,664	884,230
Qualcomm, Inc.	1,316,152	84,260
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,174,027	205,150
Texas Instruments, Inc.	5,006,384	522,867
		3,395,402
Software - 11.5%
Activision Blizzard, Inc.	34,531,460	2,186,532
Adobe Systems, Inc. (a)	13,085,352	2,293,077
Atlassian Corp. PLC (a)	3,108,052	141,479
CDK Global, Inc.	1,477,549	105,320
Constellation Software, Inc.	131,414	79,666
Electronic Arts, Inc. (a)	8,596,245	903,121
Intuit, Inc.	796,168	125,619
Micro Focus International PLC	1,692,548	57,655
Microsoft Corp.	44,162,151	3,777,630
Nintendo Co. Ltd.	175,400	63,161
Parametric Technology Corp. (a)	928,547	56,428
Paycom Software, Inc. (a)(b)	1,710,940	137,440
Red Hat, Inc. (a)	2,054,235	246,714
RingCentral, Inc. (a)	1,715,421	83,026
Salesforce.com, Inc. (a)	26,966,406	2,756,776
Snap, Inc. Class A (a)(b)	1,592,804	23,271
Tanium, Inc. Class B (e)(f)	2,944,100	15,103
Trion World, Inc. (a)(e)(f)	4,607,810	0
Trion World, Inc. warrants 10/3/18 (a)(e)(f)	183,516	0
Ultimate Software Group, Inc. (a)	1,116,550	243,665
Workday, Inc. Class A (a)	7,527,460	765,844
		14,061,527
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	23,011,177	3,894,181
Samsung Electronics Co. Ltd.	11,221	26,786
		3,920,967

TOTAL INFORMATION TECHNOLOGY		50,358,642

MATERIALS - 2.6%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	1,685,148	276,499
DowDuPont, Inc.	11,482,761	817,802
LyondellBasell Industries NV Class A	757,935	83,615
Olin Corp.	1,272,798	45,286
Sherwin-Williams Co.	1,396,767	572,730
The Chemours Co. LLC	533,491	26,707
Westlake Chemical Corp.	1,338,335	142,573
		1,965,212
Construction Materials - 0.0%
Eagle Materials, Inc.	76,646	8,684
Containers & Packaging - 0.2%
WestRock Co.	3,176,176	200,766
Metals & Mining - 0.8%
ArcelorMittal SA Class A unit (a)(b)	1,676,835	54,179
Arizona Mining, Inc. (a)	885,695	2,438
B2Gold Corp. (a)(g)	49,817,232	153,772
Franco-Nevada Corp.	4,241,442	338,978
Freeport-McMoRan, Inc. (a)	1,027,361	19,479
Ivanhoe Mines Ltd. (a)(g)	51,261,868	172,912
Ivanhoe Mines Ltd. (a)(c)(g)	14,742,100	49,727
Kirkland Lake Gold Ltd.	2,926,470	44,863
Newcrest Mining Ltd.	5,816,660	103,567
Novagold Resources, Inc. (a)	8,115,004	31,892
Nucor Corp.	503,030	31,983
Randgold Resources Ltd. sponsored ADR	366,081	36,202
		1,039,992

TOTAL MATERIALS		3,214,654

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	838,884	119,684
Real Estate Management & Development - 0.1%
Five Point Holdings LLC Class A (a)	3,148,178	44,389
WeWork Companies, Inc. Class A (a)(e)(f)	607,163	31,457
		75,846

TOTAL REAL ESTATE		195,530

TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SoftBank Corp.	655,500	51,896
T-Mobile U.S., Inc. (a)	5,547,574	352,326
		404,222
TOTAL COMMON STOCKS
(Cost $58,130,785)		119,615,721

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(e)(f)	578,817	54,519
Series E (a)(e)(f)	388,853	36,626
Handy Technologies, Inc. Series C (a)(e)(f)	3,537,042	11,248
		102,393
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (e)(f)	154,611	54,666
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(e)(f)	664,987	9,233
Series F (e)(f)	3,348,986	46,498
Intarcia Therapeutics, Inc. Series CC (a)(e)(f)	2,100,446	126,027
		181,758
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(e)(f)	35,877,127	3,197
Mulberry Health, Inc. Series A8 (a)(e)(f)	7,960,894	50,631
		53,828

TOTAL HEALTH CARE		235,586

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(e)(f)	558,215	75,359
Series H (e)(f)	120,282	16,238
		91,597
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Dropbox, Inc.:
Series A (a)(e)(f)	1,260,898	17,955
Series C (a)(e)(f)	698,385	10,769
Lyft, Inc. Series H (e)(f)	1,553,259	61,736
Pinterest, Inc.:
Series E, 8.00% (a)(e)(f)	54,841,080	327,950
Series F, 8.00% (a)(e)(f)	3,455,720	20,665
Series G, 8.00% (a)(e)(f)	4,301,275	25,722
Uber Technologies, Inc. Series D, 8.00% (a)(e)(f)	2,040,465	71,253
		536,050
Software - 0.1%
Carbon, Inc. Series D (f)	915,425	21,376
Cloudflare, Inc. Series D 8.00% (a)(e)(f)	4,303,714	23,627
Delphix Corp. Series D (a)(e)(f)	3,712,687	20,865
		65,868

TOTAL INFORMATION TECHNOLOGY		601,918

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
WeWork Companies, Inc.:
Series E (a)(e)(f)	5,464,465	283,114
Series F (a)(e)(f)	253,732	13,146
		296,260
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (e)(f)	2,124,227	3,314
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $945,661)		1,385,734
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 10% 10/10/19 pay-in-kind (e)(f)(h)	1,956	773
Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (c)	72,660	66,484
9% 12/15/25 (c)	81,146	84,570
		151,054
TOTAL CORPORATE BONDS
(Cost $147,201)		151,827
	Shares	Value (000s)

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.36% (i)	1,796,125,900	1,796,485
Fidelity Securities Lending Cash Central Fund 1.36% (i)(j)	221,910,908	221,955
TOTAL MONEY MARKET FUNDS
(Cost $2,018,405)		2,018,440
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $61,242,052)		123,171,722
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(598,696)
NET ASSETS - 100%		$122,573,026

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $413,437,000 or 0.3% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,628,180,000 or 1.3% of net assets.

 (f) Level 3 security

 (g) Affiliated company

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$7,200
23andMe, Inc. Series F	8/31/17	$46,498
Airbnb, Inc. Series D	4/16/14	$23,565
Airbnb, Inc. Series E	6/29/15	$36,200
Altiostar Networks, Inc. Series A1	1/10/17	$9,771
ASAC II LP	10/10/13	$3,041
Centennial Resource Development, Inc. Class A	12/28/16	$34,037
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$26,827
Delphix Corp. Series D	7/10/15	$33,414
Dropbox, Inc. Class B	5/2/12	$49,445
Dropbox, Inc. Series A	5/29/12	$11,410
Dropbox, Inc. Series C	1/30/14	$13,340
Get Heal, Inc. Series B	11/7/16	$10,944
Handy Technologies, Inc. Series C	10/14/15	$20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Lyft, Inc. Series H	11/22/17	$61,736
Mulberry Health, Inc. Series A8	1/20/16	$53,774
Pinterest, Inc. Series E, 8.00%	10/23/13	$159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$30,879
Roofoods Ltd. Series F	9/12/17	$54,666
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$30,689
Space Exploration Technologies Corp. Class C	9/11/17	$1,754
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Space Exploration Technologies Corp. Series H	8/4/17	$16,238
Tanium, Inc. Class B	4/21/17	$14,615
Trion World, Inc.	8/22/08 - 3/20/13	$25,151
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 10% 10/10/19 pay-in-kind	10/10/13 - 10/10/17	$1,953
TulCo LLC	8/24/17 - 12/14/17	$44,039
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$31,654
Weinstein Co. Holdings LLC Class A-1	10/19/05	$41,234
WeWork Companies, Inc. Class A	6/23/15	$19,969
WeWork Companies, Inc. Series E	6/23/15	$179,724
WeWork Companies, Inc. Series F	12/1/16	$12,735

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$12,254
Fidelity Securities Lending Cash Central Fund	13,046
Total	$25,300

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Activision Blizzard, Inc.	$1,415,505	$29,714	$305,883	$11,653	$205,174	$842,022	$--
Amphenol Corp. Class A	1,616,746	12,845	106,511	16,399	78,562	405,783	2,007,425
B2Gold Corp.	133,433	--	18,167	--	3,230	35,276	153,772
Birchcliff Energy Ltd.	154,808	9,926	15,759	1,384	(4,160)	(71,569)	73,246
Birchcliff Energy Ltd.	4,788	--	--	45	--	(2,386)	2,402
Centennial Resource Development, Inc. Class A	102,307	--	--	--	--	415	102,722
Centennial Resource Development, Inc. Class A	119,830	157,743	8,202	--	1,999	3,540	274,910
Centennial Resource Development, Inc. Class A	41,547	--	--	--	--	4,803	46,350
Ivanhoe Mines Ltd.	84,945	30,762	7,412	--	5,923	58,694	172,912
Ivanhoe Mines Ltd.	29,259	--	2,331	--	(1,156)	23,955	49,727
Metro Bank PLC	221,999	3,541	12,833	--	9,282	65,808	287,797
Mettler-Toledo International, Inc.	755,194	32,460	73,514	--	46,598	316,929	1,077,667
Ultimate Software Group, Inc.	341,510	17,628	162,118	--	3,676	42,969	--
Total	$5,021,871	$294,619	$712,730	$29,481	$349,128	$1,726,239	$4,248,930

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$17,294,483	$16,990,778	$201,312	$102,393
Consumer Staples	3,104,550	2,974,532	75,352	54,666
Energy	2,713,774	2,713,774	--	--
Financials	23,115,517	23,115,517	--	--
Health Care	11,194,287	10,958,701	--	235,586
Industrials	8,504,304	8,327,011	--	177,293
Information Technology	50,960,560	49,755,050	504,046	701,464
Materials	3,214,654	3,214,654	--	--
Real Estate	491,790	164,073	--	327,717
Telecommunication Services	407,536	352,326	51,896	3,314
Corporate Bonds	151,827	--	151,054	773
Money Market Funds	2,018,440	2,018,440	--	--
Total Investments in Securities:	$123,171,722	$120,584,856	$983,660	$1,603,206

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,782,615
Net Realized Gain (Loss) on Investment Securities	25,264
Net Unrealized Gain (Loss) on Investment Securities	(240,419)
Cost of Purchases	283,771
Proceeds of Sales	(219,215)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(28,810)
Ending Balance	$1,603,206
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(242,813)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $215,126) — See accompanying schedule: Unaffiliated issuers (cost $57,544,676)	$116,904,352
Fidelity Central Funds (cost $2,018,405)	2,018,440
Other affiliated issuers (cost $1,678,971)	4,248,930
Total Investment in Securities (cost $61,242,052)		$123,171,722
Receivable for investments sold		1,003,585
Receivable for fund shares sold		92,976
Dividends receivable		36,680
Interest receivable		1,248
Distributions receivable from Fidelity Central Funds		2,626
Prepaid expenses		198
Other receivables		5,184
Total assets		124,314,219
Liabilities
Payable for investments purchased	$216,149
Payable for fund shares redeemed	1,204,690
Accrued management fee	69,259
Other affiliated payables	11,773
Other payables and accrued expenses	17,533
Collateral on securities loaned	221,789
Total liabilities		1,741,193
Net Assets		$122,573,026
Net Assets consist of:
Paid in capital		$59,140,983
Distributions in excess of net investment income		(4,720)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,519,073
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,917,690
Net Assets		$122,573,026
Contrafund:
Net Asset Value, offering price and redemption price per share ($89,874,001 ÷ 734,146 shares)		$122.42
Class K:
Net Asset Value, offering price and redemption price per share ($32,699,025 ÷ 267,265 shares)		$122.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Dividends (including $29,481 earned from other affiliated issuers)		$915,431
Interest		1,658
Income from Fidelity Central Funds		25,300
Total income		942,389
Expenses
Management fee
Basic fee	$622,082
Performance adjustment	61,407
Transfer agent fees	129,499
Accounting and security lending fees	3,723
Custodian fees and expenses	1,916
Independent trustees' fees and expenses	448
Appreciation in deferred trustee compensation account	5
Registration fees	582
Audit	241
Legal	280
Interest	17
Miscellaneous	987
Total expenses before reductions	821,187
Expense reductions	(2,631)	818,556
Net investment income (loss)		123,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,047,559
Redemptions in-kind with affiliated entities	960,358
Fidelity Central Funds	52
Other affiliated issuers	349,128
Foreign currency transactions	(834)
Total net realized gain (loss)		12,356,263
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $12,132)	17,222,225
Fidelity Central Funds	3
Other affiliated issuers	1,726,239
Assets and liabilities in foreign currencies	205
Total change in net unrealized appreciation (depreciation)		18,948,672
Net gain (loss)		31,304,935
Net increase (decrease) in net assets resulting from operations		$31,428,768

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,833	$338,180
Net realized gain (loss)	12,356,263	5,749,130
Change in net unrealized appreciation (depreciation)	18,948,672	(2,528,496)
Net increase (decrease) in net assets resulting from operations	31,428,768	3,558,814
Distributions to shareholders from net investment income	(144,165)	(330,490)
Distributions to shareholders from net realized gain	(7,201,343)	(3,609,095)
Total distributions	(7,345,508)	(3,939,585)
Share transactions - net increase (decrease)	(3,575,375)	(6,837,671)
Total increase (decrease) in net assets	20,507,885	(7,218,442)
Net Assets
Beginning of period	102,065,141	109,283,583
End of period	$122,573,026	$102,065,141
Other Information
Undistributed net investment income end of period	$–	$11,928
Distributions in excess of net investment income end of period	$(4,720)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.45	$98.92	$97.97	$96.14	$77.57
Income from Investment Operations
Net investment income (loss)A	.10	.29	.33	.30	.33
Net realized and unrealized gain (loss)	31.42	2.99	5.89	8.67	25.70
Total from investment operations	31.52	3.28	6.22	8.97	26.03
Distributions from net investment income	(.12)	(.29)	(.31)	(.25)	(.13)
Distributions from net realized gain	(7.43)	(3.46)	(4.96)	(6.89)	(7.33)
Total distributions	(7.55)	(3.75)	(5.27)	(7.14)	(7.46)
Net asset value, end of period	$122.42	$98.45	$98.92	$97.97	$96.14
Total ReturnB	32.21%	3.36%	6.46%	9.56%	34.15%
Ratios to Average Net AssetsC,D
Expenses before reductions	.74%	.68%	.71%	.64%	.67%
Expenses net of fee waivers, if any	.74%	.68%	.71%	.64%	.67%
Expenses net of all reductions	.74%	.68%	.70%	.64%	.66%
Net investment income (loss)	.08%	.29%	.33%	.31%	.37%
Supplemental Data
Net assets, end of period (in millions)	$89,874	$73,035	$77,724	$75,057	$74,962
Portfolio turnover rateE	29%F	41%F	35%F	45%F	46%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Contrafund Class K

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.38	$98.84	$97.90	$96.07	$77.51
Income from Investment Operations
Net investment income (loss)A	.20	.38	.43	.40	.42
Net realized and unrealized gain (loss)	31.43	3.01	5.88	8.68	25.70
Total from investment operations	31.63	3.39	6.31	9.08	26.12
Distributions from net investment income	(.23)	(.39)	(.41)	(.36)	(.23)
Distributions from net realized gain	(7.43)	(3.46)	(4.96)	(6.89)	(7.33)
Total distributions	(7.66)	(3.85)	(5.37)	(7.25)	(7.56)
Net asset value, end of period	$122.35	$98.38	$98.84	$97.90	$96.07
Total ReturnB	32.34%	3.48%	6.55%	9.68%	34.30%
Ratios to Average Net AssetsC,D
Expenses before reductions	.65%	.58%	.61%	.54%	.56%
Expenses net of fee waivers, if any	.65%	.58%	.61%	.54%	.56%
Expenses net of all reductions	.65%	.58%	.61%	.54%	.56%
Net investment income (loss)	.17%	.39%	.43%	.41%	.48%
Supplemental Data
Net assets, end of period (in millions)	$32,699	$29,031	$31,560	$34,479	$35,982
Portfolio turnover rateE	29%F	41%F	35%F	45%F	46%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K, shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$773	Recovery value	Recovery value	39.5%	Increase
Equities	1,602,433	Market comparable	Enterprise value/Sales multiple (EV/S)	0.8 - 13.1 / 6.4	Increase
			Transaction price	$60.00	Increase
			Discount rate	28.0%	Decrease
			Discount for lack of marketability	15.0% - 25.0% / 17.8%	Decrease
			Liquidity preference	$4.84 - $19.10 / $11.24	Increase
			Premium rate	7.5% - 108.0% / 65.2%	Increase
		Market approach	Transaction price	$1.56 - $353.57 / $83.83	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,179,558
Gross unrealized depreciation	(577,254)
Net unrealized appreciation (depreciation)	$61,602,304
Tax Cost	$61,569,418

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,846,495
Net unrealized appreciation (depreciation) on securities and other investments	$61,602,486

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$144,165	$ 330,490
Long-term Capital Gains	7,201,343	3,609,095
Total	$7,345,508	$ 3,939,585

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $44,039 in these Subsidiaries, representing .04% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $33,205,350 and $39,923,192, respectively.

Redemptions In-Kind. During the period, 34,843 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,859,301. The net realized gain of $2,473,373 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 32,360 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $3,198,227. The Fund had a net realized gain of $1,930,771 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$114,650.14
Class K	14,849.05
	$129,499

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $904 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$66,006.83%		$15

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 12,089 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $1,457,574. The net realized gain of $960,358 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $351 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,928. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,046, including $211 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $40,835. The weighted average interest rate was 1.16%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,682 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $941.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Contrafund	$84,830	$214,155
Class K	59,335	116,335
Total	$144,165	$330,490
From net realized gain
Contrafund	$5,246,866	$2,569,613
Class K	1,954,477	1,039,482
Total	$7,201,343	$3,609,095

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Contrafund
Shares sold	71,526	78,941	$8,237,249	$7,647,980
Reinvestment of distributions	42,081	27,050	5,053,714	2,642,747
Shares redeemed	(121,285)(a)	(149,912)(b)	(13,776,639)(a)	(14,712,987)(b)
Net increase (decrease)	(7,678)	(43,921)	$(485,676)	$(4,422,260)
Class K
Shares sold	43,515	52,783	$4,990,930	$5,115,103
Reinvestment of distributions	16,789	11,835	2,013,806	1,155,817
Shares redeemed	(88,136)(a)	(88,812)(b)	(10,094,435)(a)	(8,686,331)(b)
Net increase (decrease)	(27,832)	(24,194)	$(3,089,699)	$(2,415,411)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Contrafund	.81%
Actual		$1,000.00	$1,132.00	$4.35
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.72%
Actual		$1,000.00	$1,132.80	$3.87
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Contrafund	02/12/2018	02/09/2018	$1.858
Class K	02/12/2018	02/09/2018	$1.858

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $8,870,646,322, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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CON-K-ANN-0218
1.863188.109

Fidelity Advisor® New Insights Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	20.62%	13.67%	7.30%
Class M (incl. 3.50% sales charge)	23.19%	13.93%	7.29%
Class C (incl. contingent deferred sales charge)	25.99%	14.17%	7.13%
Class I	28.30%	15.32%	8.21%
Class Z	28.49%	15.46%	8.28%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A on December 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,239	Fidelity Advisor® New Insights Fund - Class A
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Co-Portfolio Managers William Danoff and John Roth:  For the year, the fund's share classes (excluding sales charges, if applicable) gained about 27% to 29%, well ahead of the benchmark S&P 500® index. A more business-friendly administration in the White House, a rebound in China’s economy and an extremely low interest rate environment worldwide produced synchronous global economic expansion. This strength propelled the stock market higher, particularly growth and technology shares. The fund was well-positioned for this rebound, and performed very well for the year. The fund's outperformance of the benchmark primarily was driven by a sizable position – 34% of assets, on average – in the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet, our two largest holdings this year. Another big contributor from the tech sector was gaming company Activision Blizzard. Our top relative contributor in 2017 was the fund’s de-emphasis of industrial conglomerate General Electric, which struggled the past year as demand for utility-grade generators softened. I’ll also note that our foreign investments contributed overall, aided in part by a broadly weaker dollar. Conversely, notable detractors included underexposure to personal-electronics maker Apple and aircraft manufacturer Boeing, as well as the fund's stake in cash in a strong market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	4.9
Amazon.com, Inc.	4.4
Alphabet, Inc. Class A	3.2
Bank of America Corp.	2.4
Berkshire Hathaway, Inc. Class A	2.4
Microsoft Corp.	2.3
UnitedHealth Group, Inc.	2.0
Visa, Inc. Class A	2.0
Adobe Systems, Inc.	1.7
Citigroup, Inc.	1.5
26.8

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	31.9
Financials	16.3
Consumer Discretionary	14.8
Health Care	9.9
Industrials	8.1

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	95.3%
Bonds	0.1%
Convertible Securities	1.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 10.8%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.2%
Magna International, Inc. Class A (sub. vtg.)	941,700	$53,370
Automobiles - 1.1%
BYD Co. Ltd. (H Shares)	1,299,500	11,289
Fiat Chrysler Automobiles NV	6,473,600	115,489
Tesla, Inc. (a)	587,808	183,014
Toyota Motor Corp.	133,300	8,495
		318,287
Distributors - 0.1%
Pool Corp.	222,400	28,834
Diversified Consumer Services - 0.1%
Chegg, Inc. (a)(b)	368,000	6,006
Weight Watchers International, Inc. (a)	267,060	11,825
		17,831
Hotels, Restaurants & Leisure - 2.2%
ARAMARK Holdings Corp.	5,251,200	224,436
Dunkin' Brands Group, Inc.	552,300	35,607
Eldorado Resorts, Inc. (a)	55,300	1,833
Hilton Worldwide Holdings, Inc.	574,033	45,842
Las Vegas Sands Corp.	48,100	3,342
Marriott International, Inc. Class A	729,300	98,988
McDonald's Corp.	572,000	98,453
U.S. Foods Holding Corp. (a)	2,162,500	69,049
Vail Resorts, Inc.	24,627	5,232
Whitbread PLC	755,482	40,801
		623,583
Household Durables - 1.2%
D.R. Horton, Inc.	2,006,424	102,468
Lennar Corp. Class A	287,000	18,150
Mohawk Industries, Inc. (a)	257,124	70,941
NVR, Inc. (a)	17,200	60,341
Roku, Inc. Class A	37,500	1,942
Toll Brothers, Inc.	1,426,600	68,505
		322,347
Internet & Direct Marketing Retail - 6.2%
Amazon.com, Inc. (a)	1,042,040	1,218,635
ASOS PLC (a)	20,500	1,859
Blue Apron Holdings, Inc.:
Class A	222,107	895
Class B	888,430	3,545
Netflix, Inc. (a)	1,944,000	373,170
Priceline Group, Inc. (a)	64,717	112,461
Start Today Co. Ltd.	414,156	12,589
Takeaway.com Holding BV (a)(c)	84,600	5,165
Zalando SE (a)	127,800	6,765
		1,735,084
Leisure Products - 0.1%
Mattel, Inc. (b)	1,930,153	29,686
Polaris Industries, Inc.	41,000	5,084
		34,770
Media - 0.6%
Charter Communications, Inc. Class A (a)	89,947	30,219
Liberty Global PLC Class A (a)	166,363	5,962
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	986,200	33,689
Liberty SiriusXM Series A (a)	536,080	21,261
Live Nation Entertainment, Inc. (a)	151,400	6,445
Sirius XM Holdings, Inc. (b)	4,042,800	21,669
The Walt Disney Co.	121,200	13,030
Weinstein Co. Holdings LLC Class A-1 (a)(d)(e)(f)	2,267	0
WME Entertainment Parent, LLC Class A (a)(d)(e)(f)	12,765,400	31,914
		164,189
Multiline Retail - 0.5%
B&M European Value Retail S.A.	1,394,941	7,978
Dollar General Corp.	695,000	64,642
Dollar Tree, Inc. (a)	133,200	14,294
Ollie's Bargain Outlet Holdings, Inc. (a)	906,610	48,277
		135,191
Specialty Retail - 1.4%
AutoZone, Inc. (a)	106,634	75,856
Burlington Stores, Inc. (a)	15,800	1,944
Five Below, Inc. (a)	53,100	3,522
Home Depot, Inc.	743,400	140,897
Tiffany & Co., Inc.	788,100	81,923
TJX Companies, Inc.	925,567	70,769
		374,911
Textiles, Apparel & Luxury Goods - 0.7%
adidas AG	251,001	50,339
Brunello Cucinelli SpA	1,809,352	58,637
China Hongxing Sports Ltd. (a)(f)	6,000,000	258
Hermes International SCA	77,200	41,335
Kering SA	24,000	11,317
LVMH Moet Hennessy - Louis Vuitton SA	29,298	8,599
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	914,200	13,192
		183,677

TOTAL CONSUMER DISCRETIONARY		3,992,074

CONSUMER STAPLES - 3.7%
Beverages - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.)	101,600	23,223
Fever-Tree Drinks PLC	1,093,633	33,621
Kweichow Moutai Co. Ltd. (A Shares)	81,600	8,747
Molson Coors Brewing Co. Class B	923,000	75,751
Monster Beverage Corp. (a)	261,000	16,519
The Coca-Cola Co.	141,700	6,501
		164,362
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	633,125	117,837
Kroger Co.	1,536,100	42,166
Performance Food Group Co. (a)	481,500	15,938
Wal-Mart Stores, Inc.	2,537,800	250,608
		426,549
Food Products - 0.3%
Associated British Foods PLC	1,036,892	39,479
Greencore Group PLC	15,646,423	48,524
The Simply Good Foods Co.	261,300	3,726
		91,729
Personal Products - 1.2%
Coty, Inc. Class A	2,225,600	44,267
Estee Lauder Companies, Inc. Class A	1,827,502	232,531
L'Oreal SA	223,101	49,435
Shiseido Co. Ltd.	34,200	1,653
Unilever NV (Certificaten Van Aandelen) (Bearer)	60,000	3,378
		331,264

TOTAL CONSUMER STAPLES		1,013,904

ENERGY - 6.6%
Energy Equipment & Services - 0.4%
Borr Drilling Ltd.	15,662,000	66,001
Oceaneering International, Inc.	1,829,917	38,684
		104,685
Oil, Gas & Consumable Fuels - 6.2%
Anadarko Petroleum Corp.	1,800,446	96,576
Andeavor	14,500	1,658
Birchcliff Energy Ltd.	2,772,774	9,706
Birchcliff Energy Ltd. (a)(c)	585,400	2,049
Cabot Oil & Gas Corp.	4,060,480	116,130
Canadian Natural Resources Ltd.	976,800	34,907
Centennial Resource Development, Inc.:
Class A (a)	1,224,500	24,245
Class A (a)	2,395,018	47,421
Class A (e)	555,400	10,997
Cheniere Energy, Inc. (a)	546,200	29,407
Chevron Corp.	1,717,700	215,039
Cimarex Energy Co.	94,300	11,506
Concho Resources, Inc. (a)	83,300	12,513
Concho Resources, Inc. (a)	25,680	3,858
ConocoPhillips Co.	3,290,700	180,627
Continental Resources, Inc. (a)	704,119	37,297
Diamondback Energy, Inc. (a)	958,667	121,032
EOG Resources, Inc.	711,400	76,767
Golar LNG Ltd.	1,608,700	47,955
GoviEx Uranium, Inc. (a)	851,865	183
GoviEx Uranium, Inc. (a)(c)	23,200	5
GoviEx Uranium, Inc. Class A (a)(c)	2,625,135	564
Noble Energy, Inc.	1,454,861	42,395
Phillips 66 Co.	386,400	39,084
Pioneer Natural Resources Co.	388,000	67,066
PrairieSky Royalty Ltd.	378,400	9,651
Reliance Industries Ltd.	3,273,950	47,235
Southwestern Energy Co. (a)	1,797,800	10,032
The Williams Companies, Inc.	7,912,800	241,261
Valero Energy Corp.	189,974	17,461
Whiting Petroleum Corp. (a)	500,000	13,240
Williams Partners LP	4,115,300	159,591
		1,727,458

TOTAL ENERGY		1,832,143

FINANCIALS - 16.2%
Banks - 8.8%
Bank of America Corp.	22,792,527	672,835
Citigroup, Inc.	5,651,500	420,528
First Republic Bank	650,200	56,333
HDFC Bank Ltd. sponsored ADR	1,954,472	198,711
JPMorgan Chase & Co.	2,896,800	309,784
Kotak Mahindra Bank Ltd.	1,515,995	23,989
M&T Bank Corp.	284,712	48,683
Metro Bank PLC (a)	1,189,532	57,561
PNC Financial Services Group, Inc.	1,410,265	203,487
Royal Bank of Canada	145,400	11,874
SunTrust Banks, Inc.	1,243,800	80,337
The Toronto-Dominion Bank	294,900	17,279
U.S. Bancorp	3,809,214	204,098
Wells Fargo & Co.	2,288,500	138,843
		2,444,342
Capital Markets - 1.7%
Ashmore Group PLC	325,300	1,779
Bank of New York Mellon Corp.	639,039	34,419
BlackRock, Inc. Class A	58,000	29,795
Brookfield Asset Management, Inc. Class A	142,600	6,208
CBOE Holdings, Inc.	62,200	7,749
Charles Schwab Corp.	1,567,300	80,512
CME Group, Inc.	112,100	16,372
Goldman Sachs Group, Inc.	29,700	7,566
IntercontinentalExchange, Inc.	216,400	15,269
KKR & Co. LP	2,607,228	54,908
Morgan Stanley	1,986,400	104,226
MSCI, Inc.	260,209	32,927
S&P Global, Inc.	197,190	33,404
The NASDAQ OMX Group, Inc.	421,400	32,376
		457,510
Consumer Finance - 0.1%
Synchrony Financial	713,500	27,548
Diversified Financial Services - 2.4%
Berkshire Hathaway, Inc. Class A (a)	2,240	666,624
Insurance - 3.2%
Admiral Group PLC	606,269	16,387
AIA Group Ltd.	8,224,200	70,159
American International Group, Inc.	2,592,100	154,437
Arch Capital Group Ltd. (a)	451,800	41,010
Chubb Ltd.	1,826,388	266,890
Fairfax Financial Holdings Ltd. (sub. vtg.)	67,300	35,837
First American Financial Corp.	1,014,400	56,847
FNF Group	2,216,500	86,975
MetLife, Inc.	2,086,900	105,514
The Travelers Companies, Inc.	356,300	48,329
		882,385
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	451,789	9,311

TOTAL FINANCIALS		4,487,720

HEALTH CARE - 9.5%
Biotechnology - 1.6%
AbbVie, Inc.	355,600	34,390
Agios Pharmaceuticals, Inc. (a)	828,962	47,392
Alnylam Pharmaceuticals, Inc. (a)	59,500	7,559
Amgen, Inc.	585,199	101,766
AnaptysBio, Inc.	86,300	8,692
Biogen, Inc. (a)	41,500	13,221
bluebird bio, Inc. (a)	40,000	7,124
Blueprint Medicines Corp. (a)	52,500	3,959
Celgene Corp. (a)	110,500	11,532
Exact Sciences Corp. (a)	53,700	2,821
FibroGen, Inc. (a)	271,103	12,850
Genmab A/S (a)	144,695	23,997
Gilead Sciences, Inc.	706,200	50,592
Insmed, Inc. (a)	178,000	5,550
Intrexon Corp. (b)	482,746	5,561
Juno Therapeutics, Inc. (a)	87,200	3,986
Neurocrine Biosciences, Inc. (a)	174,760	13,560
Olivo Labs (e)(f)	630,333	296
Portola Pharmaceuticals, Inc. (a)	111,200	5,413
Regeneron Pharmaceuticals, Inc. (a)	49,400	18,572
Sage Therapeutics, Inc. (a)	46,600	7,675
Vertex Pharmaceuticals, Inc. (a)	496,000	74,331
		460,839
Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	937,900	60,626
Becton, Dickinson & Co.	450,204	96,371
Boston Scientific Corp. (a)	7,709,873	191,128
Danaher Corp.	621,700	57,706
DexCom, Inc. (a)	736,700	42,279
Edwards Lifesciences Corp. (a)	43,000	4,847
I-Pulse, Inc. (a)(f)	58,562	305
Intuitive Surgical, Inc. (a)	194,800	71,090
Penumbra, Inc. (a)	58,300	5,486
ResMed, Inc.	19,900	1,685
		531,523
Health Care Providers & Services - 2.8%
Aetna, Inc.	110,300	19,897
Anthem, Inc.	14,400	3,240
Cigna Corp.	42,500	8,631
HealthEquity, Inc. (a)	31,100	1,451
Henry Schein, Inc. (a)	1,000,962	69,947
Humana, Inc.	116,000	28,776
National Vision Holdings, Inc.	704,200	28,598
UnitedHealth Group, Inc.	2,524,300	556,507
Universal Health Services, Inc. Class B	500,200	56,698
		773,745
Health Care Technology - 0.3%
Castlight Health, Inc. (a)	1,325,100	4,969
Cerner Corp. (a)	768,530	51,791
Medidata Solutions, Inc. (a)	66,377	4,206
Veeva Systems, Inc. Class A (a)	366,300	20,249
		81,215
Life Sciences Tools & Services - 2.4%
Agilent Technologies, Inc.	1,553,820	104,059
Bruker Corp.	847,200	29,076
Eurofins Scientific SA	400,375	243,846
Mettler-Toledo International, Inc. (a)	244,500	151,473
PRA Health Sciences, Inc. (a)	151,300	13,779
Thermo Fisher Scientific, Inc.	484,369	91,972
Waters Corp. (a)	155,891	30,117
		664,322
Pharmaceuticals - 0.5%
GlaxoSmithKline PLC	3,932,300	69,638
GW Pharmaceuticals PLC ADR (a)	14,300	1,888
Johnson & Johnson	95,500	13,343
Nektar Therapeutics (a)	519,800	31,042
Teva Pharmaceutical Industries Ltd. sponsored ADR	633,200	11,999
		127,910

TOTAL HEALTH CARE		2,639,554

INDUSTRIALS - 8.0%
Aerospace & Defense - 1.9%
General Dynamics Corp.	853,500	173,645
Northrop Grumman Corp.	653,954	200,705
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	247,745	33,446
Class C (e)(f)	4,546	614
Teledyne Technologies, Inc. (a)	255,400	46,266
The Boeing Co.	202,400	59,690
		514,366
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	854,200	76,101
Expeditors International of Washington, Inc.	26,000	1,682
FedEx Corp.	90,400	22,558
XPO Logistics, Inc. (a)	386,000	35,354
		135,695
Airlines - 1.1%
Ryanair Holdings PLC sponsored ADR (a)	1,865,149	194,330
Southwest Airlines Co.	1,610,800	105,427
		299,757
Building Products - 1.3%
A.O. Smith Corp.	197,090	12,078
Fortune Brands Home & Security, Inc.	1,291,528	88,392
Jeld-Wen Holding, Inc.	597,000	23,504
Masco Corp.	1,953,000	85,815
Toto Ltd.	2,600,300	153,468
		363,257
Commercial Services & Supplies - 0.4%
Cintas Corp.	166,876	26,004
KAR Auction Services, Inc.	990,600	50,035
Stericycle, Inc. (a)	439,500	29,882
TulCo LLC (d)(e)(f)	17,377	6,082
		112,003
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc.	124,100	8,186
Electrical Equipment - 0.2%
AMETEK, Inc.	71,400	5,174
Fortive Corp.	858,034	62,079
		67,253
Industrial Conglomerates - 0.3%
3M Co.	319,800	75,271
ITT, Inc.	25,200	1,345
Roper Technologies, Inc.	12,800	3,315
		79,931
Machinery - 1.1%
Caterpillar, Inc.	229,200	36,117
Deere & Co.	440,500	68,943
Gardner Denver Holdings, Inc.	362,500	12,300
IDEX Corp.	13,000	1,716
Illinois Tool Works, Inc.	303,500	50,639
Ingersoll-Rand PLC	136,700	12,192
Oshkosh Corp.	18,800	1,709
PACCAR, Inc.	340,800	24,224
Parker Hannifin Corp.	170,000	33,929
Pentair PLC	535,700	37,831
Rational AG	55,300	35,644
		315,244
Professional Services - 0.2%
Manpower, Inc.	37,100	4,679
Recruit Holdings Co. Ltd.	371,800	9,239
TransUnion Holding Co., Inc. (a)	803,862	44,180
		58,098
Road & Rail - 0.4%
CSX Corp.	884,600	48,662
Genesee & Wyoming, Inc. Class A (a)	556,500	43,813
Union Pacific Corp.	106,000	14,215
		106,690
Trading Companies & Distributors - 0.6%
Air Lease Corp. Class A (c)	320,800	15,427
Bunzl PLC	1,547,300	43,286
Fastenal Co.	52,083	2,848
United Rentals, Inc. (a)	628,500	108,045
		169,606

TOTAL INDUSTRIALS		2,230,086

INFORMATION TECHNOLOGY - 31.2%
Communications Equipment - 1.1%
Arista Networks, Inc. (a)	278,804	65,681
Cisco Systems, Inc.	5,930,300	227,130
		292,811
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	4,692,469	411,999
CDW Corp.	1,101,828	76,566
Corning, Inc.	38,729	1,239
Dolby Laboratories, Inc. Class A	127,242	7,889
		497,693
Internet Software & Services - 10.7%
Akamai Technologies, Inc. (a)	1,215,000	79,024
Alibaba Group Holding Ltd. sponsored ADR (a)	276,200	47,625
Alphabet, Inc.:
Class A (a)	849,658	895,030
Class C (a)	262,500	274,680
CarGurus, Inc. Class A (b)	105,800	3,172
Cloudera, Inc.	382,184	6,314
CoStar Group, Inc. (a)	3,300	980
Dropbox, Inc. Class B (a)(e)(f)	1,289,836	18,367
eBay, Inc. (a)	1,171,500	44,212
Facebook, Inc. Class A (a)	7,671,261	1,353,676
GoDaddy, Inc. (a)	1,283,800	64,549
LogMeIn, Inc.	586,944	67,205
New Relic, Inc. (a)	117,100	6,765
Nutanix, Inc. Class B(c)	783,938	27,657
Okta, Inc.	215,300	5,514
Q2 Holdings, Inc. (a)	5,197	192
Shopify, Inc. Class A (a)	94,500	9,556
SurveyMonkey (a)(e)(f)	2,069,881	26,453
Tencent Holdings Ltd.	957,500	49,558
		2,980,529
IT Services - 5.4%
Accenture PLC Class A	174,640	26,736
ASAC II LP (a)(e)(f)	9,408,021	1,581
EPAM Systems, Inc. (a)	101,700	10,926
Fidelity National Information Services, Inc.	416,230	39,163
First Data Corp. Class A (a)	6,794,403	113,534
Fiserv, Inc. (a)	613,457	80,443
FleetCor Technologies, Inc. (a)	185,500	35,696
Global Payments, Inc.	275,392	27,605
Leidos Holdings, Inc.	1,167,300	75,373
MasterCard, Inc. Class A	865,248	130,964
PayPal Holdings, Inc. (a)	5,268,021	387,832
Square, Inc. (a)	197,600	6,851
Visa, Inc. Class A	4,837,667	551,591
		1,488,295
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	151,100	13,452
Applied Materials, Inc.	1,434,100	73,311
Broadcom Ltd.	142,786	36,682
First Solar, Inc. (a)	101,900	6,880
KLA-Tencor Corp.	245,194	25,763
Lam Research Corp.	209,841	38,625
NVIDIA Corp.	678,300	131,251
Qualcomm, Inc.	4,093,700	262,079
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	230,400	9,135
Texas Instruments, Inc.	645,139	67,378
		664,556
Software - 9.1%
Activision Blizzard, Inc.	6,264,134	396,645
Adobe Systems, Inc. (a)	2,605,286	456,550
ANSYS, Inc. (a)	402,900	59,464
Atlassian Corp. PLC (a)	546,750	24,888
Black Knight, Inc. (a)	679,650	30,007
CDK Global, Inc.	224,594	16,009
Constellation Software, Inc.	18,700	11,336
Electronic Arts, Inc. (a)	1,563,506	164,262
Intuit, Inc.	393,054	62,016
Micro Focus International PLC	246,800	8,407
Microsoft Corp.	7,325,931	626,660
Nintendo Co. Ltd.	22,300	8,030
Parametric Technology Corp. (a)	130,500	7,930
Paycom Software, Inc. (a)	254,981	20,483
Red Hat, Inc. (a)	287,568	34,537
RingCentral, Inc. (a)	176,600	8,547
Salesforce.com, Inc. (a)	4,095,900	418,724
Tanium, Inc. Class B (e)(f)	692,100	3,550
Trion World, Inc. (a)(e)(f)	702,569	0
Trion World, Inc. warrants 10/3/18 (a)(e)(f)	27,981	0
Ultimate Software Group, Inc. (a)	386,903	84,434
Workday, Inc. Class A (a)	979,302	99,634
		2,542,113
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	1,182,654	200,141
Samsung Electronics Co. Ltd.	1,121	2,676
		202,817

TOTAL INFORMATION TECHNOLOGY		8,668,814

MATERIALS - 2.5%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	268,200	44,006
DowDuPont, Inc.	1,632,100	116,238
LyondellBasell Industries NV Class A	110,000	12,135
Olin Corp.	185,000	6,582
Potash Corp. of Saskatchewan, Inc.	1,809,300	37,107
Sherwin-Williams Co.	245,200	100,542
The Chemours Co. LLC	137,200	6,868
Westlake Chemical Corp.	194,700	20,741
		344,219
Construction Materials - 0.0%
Eagle Materials, Inc.	15,800	1,790
Containers & Packaging - 0.1%
WestRock Co.	518,006	32,743
Metals & Mining - 1.2%
ArcelorMittal SA Class A unit (a)	268,300	8,669
Arizona Mining, Inc. (a)	200,710	552
B2Gold Corp. (a)	32,219,132	99,451
Franco-Nevada Corp.	1,350,761	107,953
Freeport-McMoRan, Inc. (a)	164,600	3,121
Ivanhoe Mines Ltd. (a)	7,931,000	26,752
Kirkland Lake Gold Ltd.	545,552	8,363
Newcrest Mining Ltd.	2,598,575	46,268
Novagold Resources, Inc. (a)	3,369,572	13,242
Nucor Corp.	83,800	5,328
Randgold Resources Ltd. sponsored ADR	54,100	5,350
		325,049

TOTAL MATERIALS		703,801

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	839,775	119,811
Real Estate Management & Development - 0.2%
Five Point Holdings LLC Class A (a)	552,300	7,787
Realogy Holdings Corp.	1,812,200	48,023
		55,810

TOTAL REAL ESTATE		175,621

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	2,679,200	141,810
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	912,500	57,953

TOTAL TELECOMMUNICATION SERVICES		199,763

UTILITIES - 1.6%
Electric Utilities - 1.6%
Alliant Energy Corp.	1,739,000	74,099
Duke Energy Corp.	1,073,400	90,284
Exelon Corp.	2,076,800	81,847
IDACORP, Inc.	400,000	36,544
Southern Co.	1,079,600	51,918
Xcel Energy, Inc.	1,942,200	93,439
		428,131
TOTAL COMMON STOCKS
(Cost $15,446,980)		26,371,611

Preferred Stocks - 1.6%
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(e)(f)	7,091,632	142
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (e)(f)	692,463	16,127
Textiles, Apparel & Luxury Goods - 0.1%
Bolt Threads, Inc. Series D (e)(f)	1,324,673	21,247
resTORbio, Inc. Series B (e)	1,198,179	12,629
		33,876
TOTAL CONSUMER DISCRETIONARY		50,145
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (e)(f)	21,314	7,536
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(e)(f)	10,791,166	31,942
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(e)(f)	166,247	2,308
Series F (e)(f)	462,756	6,425
Intarcia Therapeutics, Inc. Series CC (a)(e)(f)	516,522	30,991
		39,724
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(e)(f)	1,159,721	7,376
TOTAL HEALTH CARE		47,100
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(e)(f)	145,254	19,609
Series H (e)(f)	42,094	5,683
		25,292
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.6%
Dropbox, Inc.:
Series A (a)(e)(f)	299,518	4,265
Series C (a)(e)(f)	161,770	2,494
Lyft, Inc. Series H (e)(f)	697,377	27,718
Pinterest, Inc.:
Series E, 8.00% (a)(e)(f)	13,203,155	78,955
Series F, 8.00% (a)(e)(f)	8,808,645	52,676
Series G, 8.00% (a)(e)(f)	1,676,465	10,025
		176,133
Software - 0.1%
Magic Leap, Inc. Series D (e)(f)	555,556	15,000
TOTAL INFORMATION TECHNOLOGY		191,133
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Series F (a)(e)(f)	35,018	1,814

TOTAL CONVERTIBLE PREFERRED STOCKS		354,962

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Germany)	750,798	62,861
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Sartorius AG (non-vtg.)	357,200	34,090

TOTAL NONCONVERTIBLE PREFERRED STOCKS		96,951

TOTAL PREFERRED STOCKS
(Cost $359,359)		451,913
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 10% 10/10/19 pay-in-kind (e)(f)(g)	298	118
Nonconvertible Bonds - 0.1%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA 5.375% 6/1/20(c)(h)	39,145	16,049
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (c)	9,840	9,004
9% 12/15/25 (c)	11,048	11,514
		20,518

TOTAL NONCONVERTIBLE BONDS		36,567

TOTAL CORPORATE BONDS
(Cost $47,121)		36,685
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $50,430)	50,430,153	38,831

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 1.36% (i)	851,482,933	851,653
Fidelity Securities Lending Cash Central Fund 1.36% (i)(j)	37,525,055	37,533
TOTAL MONEY MARKET FUNDS
(Cost $889,146)		889,186
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $16,793,036)		27,788,226
NET OTHER ASSETS (LIABILITIES) - 0.0%		(13,312)
NET ASSETS - 100%		$27,774,914

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,434,000 or 0.3% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $527,211,000 or 1.9% of net assets.

 (f) Level 3 security

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Non-income producing - Security is in default.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$1,800
23andMe, Inc. Series F	8/31/17	$6,425
ASAC II LP	10/10/13	$725
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$32,763
Bolt Threads, Inc. Series D	12/13/17	$21,247
Centennial Resource Development, Inc. Class A	12/28/16	$8,076
Dropbox, Inc. Class B	5/2/12	$11,672
Dropbox, Inc. Series A	5/29/12	$2,710
Dropbox, Inc. Series C	1/30/14	$3,090
Intarcia Therapeutics, Inc. Series CC	11/14/12	$7,040
Lyft, Inc. Series H	11/22/17	$27,718
Magic Leap, Inc. Series D	10/6/17	$15,000
Mulberry Health, Inc. Series A8	1/20/16	$7,834
Olivo Labs	2/8/17	$763
Oportun Finance Corp. Series H	2/6/15	$30,726
Peloton Interactive, Inc. Series E	3/31/17	$15,000
Pinterest, Inc. Series E, 8.00%	10/23/13	$38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$29,923
Pinterest, Inc. Series G, 8.00%	2/27/15	$12,035
resTORbio, Inc. Series B	11/29/17	$10,000
Roofoods Ltd. Series F	9/12/17	$7,536
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$25,597
Space Exploration Technologies Corp. Class C	9/11/17	$614
Space Exploration Technologies Corp. Series G	1/20/15	$11,251
Space Exploration Technologies Corp. Series H	8/4/17	$5,682
SurveyMonkey	12/15/14	$34,050
Tanium, Inc. Class B	4/21/17	$3,436
Trion World, Inc.	8/22/08 - 3/20/13	$3,834
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 10% 10/10/19 pay-in-kind	10/10/13 - 10/10/17	$298
TulCo LLC	8/24/17	$6,082
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$50,430
Weinstein Co. Holdings LLC Class A-1	10/19/05	$2,299
WeWork Companies, Inc. Series F	12/1/16	$1,758
WME Entertainment Parent, LLC Class A	8/16/16	$25,816

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$6,638
Fidelity Securities Lending Cash Central Fund	3,377
Total	$10,015

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Amplify Snack Brands, Inc.	$33,334	$1,860	$28,662	$--	$(25,138)	$18,606	$--
Total	$33,334	$1,860	$28,662	$--	$(25,138)	$18,606	$--

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$4,105,080	$3,990,835	$44,557	$69,688
Consumer Staples	1,021,440	961,091	52,813	7,536
Energy	1,832,143	1,832,143	--	--
Financials	4,519,662	4,487,720	--	31,942
Health Care	2,720,744	2,603,405	69,638	47,701
Industrials	2,255,378	2,189,944	--	65,434
Information Technology	8,859,947	8,561,275	57,588	241,084
Materials	703,801	703,801	--	--
Real Estate	177,435	175,621	--	1,814
Telecommunication Services	199,763	199,763	--	--
Utilities	428,131	428,131	--	--
Corporate Bonds	36,685	--	36,567	118
Other	38,831	--	--	38,831
Money Market Funds	889,186	889,186	--	--
Total Investments in Securities:	$27,788,226	$27,022,915	$261,163	$504,148

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$482,803
Net Realized Gain (Loss) on Investment Securities	(23,245)
Net Unrealized Gain (Loss) on Investment Securities	(50,830)
Cost of Purchases	200,674
Proceeds of Sales	(105,254)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$504,148
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(64,933)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Canada	1.8%
United Kingdom	1.2%
Ireland	1.1%
India	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $35,580) — See accompanying schedule: Unaffiliated issuers (cost $15,903,890)	$26,899,040
Fidelity Central Funds (cost $889,146)	889,186
Total Investment in Securities (cost $16,793,036)		$27,788,226
Restricted cash		351
Receivable for investments sold		96,380
Receivable for fund shares sold		13,609
Dividends receivable		12,196
Interest receivable		1,117
Distributions receivable from Fidelity Central Funds		1,042
Prepaid expenses		46
Other receivables		937
Total assets		27,913,904
Liabilities
Payable to custodian bank	$298
Payable for investments purchased	36,360
Payable for fund shares redeemed	40,796
Accrued management fee	13,414
Distribution and service plan fees payable	5,059
Other affiliated payables	4,000
Other payables and accrued expenses	1,597
Collateral on securities loaned	37,466
Total liabilities		138,990
Net Assets		$27,774,914
Net Assets consist of:
Paid in capital		$16,238,644
Distributions in excess of net investment income		(20,743)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		562,297
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,994,716
Net Assets		$27,774,914
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,611,608 ÷ 178,855 shares)		$31.38
Maximum offering price per share (100/94.25 of $31.38)		$33.29
Class M:
Net Asset Value and redemption price per share ($1,925,602 ÷ 63,371 shares)		$30.39
Maximum offering price per share (100/96.50 of $30.39)		$31.49
Class C:
Net Asset Value and offering price per share ($3,717,633 ÷ 134,550 shares)(a)		$27.63
Class I:
Net Asset Value, offering price and redemption price per share ($14,894,212 ÷ 465,005 shares)		$32.03
Class Z:
Net Asset Value, offering price and redemption price per share ($1,625,859 ÷ 50,720 shares)		$32.06

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Dividends		$263,693
Interest		4,780
Income from Fidelity Central Funds		10,015
Total income		278,488
Expenses
Management fee
Basic fee	$143,817
Performance adjustment	(13,635)
Transfer agent fees	45,168
Distribution and service plan fees	60,390
Accounting and security lending fees	1,950
Custodian fees and expenses	512
Independent trustees' fees and expenses	104
Registration fees	294
Audit	120
Legal	71
Miscellaneous	214
Total expenses before reductions	239,005
Expense reductions	(711)	238,294
Net investment income (loss)		40,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,676,216
Fidelity Central Funds	22
Other affiliated issuers	(25,138)
Foreign currency transactions	(309)
Total net realized gain (loss)		2,650,791
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $546)	3,764,443
Fidelity Central Funds	(11)
Other affiliated issuers	18,606
Assets and liabilities in foreign currencies	109
Total change in net unrealized appreciation (depreciation)		3,783,147
Net gain (loss)		6,433,938
Net increase (decrease) in net assets resulting from operations		$6,474,132

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,194	$59,840
Net realized gain (loss)	2,650,791	1,325,816
Change in net unrealized appreciation (depreciation)	3,783,147	103,608
Net increase (decrease) in net assets resulting from operations	6,474,132	1,489,264
Distributions to shareholders from net investment income	(45,645)	(60,850)
Distributions to shareholders from net realized gain	(2,034,583)	(1,185,388)
Total distributions	(2,080,228)	(1,246,238)
Share transactions - net increase (decrease)	(1,016,987)	(2,529,933)
Total increase (decrease) in net assets	3,376,917	(2,286,907)
Net Assets
Beginning of period	24,397,997	26,684,904
End of period	$27,774,914	$24,397,997
Other Information
Undistributed net investment income end of period	$–	$2,020
Distributions in excess of net investment income end of period	$(20,743)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.44	$26.14	$26.67	$26.32	$22.75
Income from Investment Operations
Net investment income (loss)A	.04	.06	.05	.04	.01
Net realized and unrealized gain (loss)	7.29	1.56	.57	2.34	7.21
Total from investment operations	7.33	1.62	.62	2.38	7.22
Distributions from net investment income	–B	(.04)	(.02)	–	–
Distributions from net realized gain	(2.39)	(1.28)	(1.13)	(2.03)	(3.65)
Total distributions	(2.39)	(1.32)	(1.15)	(2.03)	(3.65)
Net asset value, end of period	$31.38	$26.44	$26.14	$26.67	$26.32
Total ReturnC,D	27.98%	6.31%	2.39%	9.20%	32.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.89%	.92%	.92%	.94%
Expenses net of fee waivers, if any	.94%	.89%	.91%	.92%	.94%
Expenses net of all reductions	.93%	.88%	.91%	.92%	.94%
Net investment income (loss)	.12%	.24%	.20%	.13%	.02%
Supplemental Data
Net assets, end of period (in millions)	$5,612	$6,873	$7,920	$8,475	$8,634
Portfolio turnover rateG	30%	42%	47%	62%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.73	$25.51	$26.10	$25.84	$22.44
Income from Investment Operations
Net investment income (loss)A	(.04)	–B	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss)	7.09	1.50	.55	2.31	7.11
Total from investment operations	7.05	1.50	.54	2.28	7.05
Distributions from net investment income	–B	–B	–	–	–
Distributions from net realized gain	(2.39)	(1.28)	(1.13)	(2.02)	(3.65)
Total distributions	(2.39)	(1.28)	(1.13)	(2.02)	(3.65)
Net asset value, end of period	$30.39	$25.73	$25.51	$26.10	$25.84
Total ReturnC,D	27.66%	6.01%	2.14%	8.98%	32.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.14%	1.17%	1.17%	1.18%
Expenses net of fee waivers, if any	1.18%	1.14%	1.16%	1.17%	1.18%
Expenses net of all reductions	1.18%	1.13%	1.16%	1.17%	1.18%
Net investment income (loss)	(.13)%	(.01)%	(.05)%	(.11)%	(.22)%
Supplemental Data
Net assets, end of period (in millions)	$1,926	$1,849	$2,071	$2,219	$2,134
Portfolio turnover rateG	30%	42%	47%	62%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$23.69	$23.70	$24.45	$24.45	$21.49
Income from Investment Operations
Net investment income (loss)A	(.17)	(.12)	(.14)	(.16)	(.18)
Net realized and unrealized gain (loss)	6.50	1.39	.52	2.18	6.79
Total from investment operations	6.33	1.27	.38	2.02	6.61
Distributions from net investment income	–B	–B	–	–	–
Distributions from net realized gain	(2.39)	(1.28)	(1.13)	(2.02)	(3.65)
Total distributions	(2.39)	(1.28)	(1.13)	(2.02)	(3.65)
Net asset value, end of period	$27.63	$23.69	$23.70	$24.45	$24.45
Total ReturnC,D	26.99%	5.49%	1.63%	8.43%	31.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.68%	1.64%	1.67%	1.67%	1.69%
Expenses net of fee waivers, if any	1.68%	1.64%	1.66%	1.67%	1.69%
Expenses net of all reductions	1.68%	1.63%	1.66%	1.67%	1.69%
Net investment income (loss)	(.63)%	(.51)%	(.55)%	(.62)%	(.73)%
Supplemental Data
Net assets, end of period (in millions)	$3,718	$3,521	$3,841	$3,889	$3,459
Portfolio turnover rateG	30%	42%	47%	62%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.95	$26.63	$27.15	$26.76	$23.02
Income from Investment Operations
Net investment income (loss)A	.12	.13	.13	.11	.07
Net realized and unrealized gain (loss)	7.44	1.59	.57	2.39	7.32
Total from investment operations	7.56	1.72	.70	2.50	7.39
Distributions from net investment income	(.09)	(.11)	(.09)	(.07)	–
Distributions from net realized gain	(2.39)	(1.28)	(1.13)	(2.04)	(3.65)
Total distributions	(2.48)	(1.40)B	(1.22)	(2.11)	(3.65)
Net asset value, end of period	$32.03	$26.95	$26.63	$27.15	$26.76
Total ReturnC	28.30%	6.55%	2.64%	9.51%	32.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.63%	.66%	.67%	.68%
Expenses net of fee waivers, if any	.68%	.63%	.66%	.67%	.68%
Expenses net of all reductions	.67%	.63%	.66%	.67%	.68%
Net investment income (loss)	.38%	.50%	.45%	.39%	.28%
Supplemental Data
Net assets, end of period (in millions)	$14,894	$11,662	$12,310	$13,449	$11,477
Portfolio turnover rateF	30%	42%	47%	62%	79%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.40 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $1.281 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$26.97	$26.65	$27.17	$26.78	$27.42
Income from Investment Operations
Net investment income (loss)B	.16	.17	.16	.15	.01
Net realized and unrealized gain (loss)	7.45	1.58	.58	2.39	3.00
Total from investment operations	7.61	1.75	.74	2.54	3.01
Distributions from net investment income	(.13)	(.15)	(.12)	(.10)	–
Distributions from net realized gain	(2.39)	(1.28)	(1.13)	(2.04)	(3.65)
Total distributions	(2.52)	(1.43)	(1.26)C	(2.15)D	(3.65)
Net asset value, end of period	$32.06	$26.97	$26.65	$27.17	$26.78
Total ReturnE,F	28.49%	6.68%	2.78%	9.65%	11.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.55%	.50%	.53%	.54%	.55%I
Expenses net of fee waivers, if any	.55%	.50%	.53%	.54%	.55%I
Expenses net of all reductions	.55%	.50%	.53%	.53%	.55%I
Net investment income (loss)	.50%	.63%	.58%	.52%	.14%I
Supplemental Data
Net assets, end of period (in millions)	$1,626	$492	$436	$294	$77
Portfolio turnover rateJ	30%	42%	47%	62%	79%

 A For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

 D Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$118	Recovery value	Recovery value	39.5%	Increase
Equities	$465,199	Market comparable	Enterprise value/Sales multiple (EV/S)	0.8 - 13.1 / 6.5	Increase
			Transaction price	$60.00	Increase
			Discount rate	0.9% - 25.0% / 14.1%	Decrease
			Price/Earnings multiple (P/E)	15.2	Increase
			Enterprise value/Gross profit (EV/GP)	5.1	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.4%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	22.9	Increase
			Liquidity preference	$4.84 - $19.10 / $12.20	Increase
			Premium rate	108.0%	Increase
		Market approach	Transaction price	$2.50 - $353.57 / $83.20	Increase
			Discount rate	39% - 50.0% / 44.0%	Decrease
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Book value	Book value multiple	1.0	Increase
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase
Other	$38,831	Market approach	Discount rate	23.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,343,107
Gross unrealized depreciation	(388,277)
Net unrealized appreciation (depreciation)	$10,954,830
Tax Cost	$16,833,396

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$600,621
Net unrealized appreciation (depreciation) on securities and other investments	$10,936,009

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$45,645	$ 60,850
Long-term Capital Gains	2,034,583	1,185,388
Total	$2,080,228	$ 1,246,238

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $77,178 in these Subsidiaries, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,800,711 and $11,414,486, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$14,495	$–
Class M	.25%	.25%	9,395	–
Class C	.75%	.25%	36,500	1,648
			$60,390	$1,648

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,031
Class M	141
Class C(a)	149
$1,321

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$10,452.18
Class M	3,357.18
Class C	6,550.18
Class I	24,339.17
Class Z	470.05
	$45,168

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $233 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $82 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,357. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,377, including $123 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $487 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $223.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$26	$9,732
Class M	10	160
Class B	–	8
Class C	28	321
Class I	39,275	48,005
Class Z	6,306	2,624
Total	$45,645	$60,850
From net realized gain
Class A	$427,236	$335,159
Class M	145,488	91,690
Class B	–	950
Class C	306,428	189,033
Class I	1,050,323	546,373
Class Z	105,108	22,183
Total	$2,034,583	$1,185,388

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	21,157	31,092	$628,417	$804,383
Reinvestment of distributions	13,511	12,732	413,099	330,633
Shares redeemed	(115,780)	(86,801)	(3,360,118)	(2,268,773)
Net increase (decrease)	(81,112)	(42,977)	$(2,318,602)	$(1,133,757)
Class M
Shares sold	5,607	6,672	$162,678	$168,809
Reinvestment of distributions	4,649	3,415	138,255	86,299
Shares redeemed	(18,763)	(19,407)	(539,042)	(495,009)
Net increase (decrease)	(8,507)	(9,320)	$(238,109)	$(239,901)
Class B
Shares sold	–	17	$–	$362
Reinvestment of distributions	–	41	–	854
Shares redeemed	–	(4,619)	–	(105,628)
Net increase (decrease)	–	(4,561)	$–	$(104,412)
Class C
Shares sold	11,284	13,063	$299,290	$305,241
Reinvestment of distributions	10,179	6,915	275,929	161,406
Shares redeemed	(35,552)	(33,439)	(942,119)	(790,437)
Net increase (decrease)	(14,089)	(13,461)	$(366,900)	$(323,790)
Class I
Shares sold	138,420	79,363	$4,117,210	$2,114,950
Reinvestment of distributions	31,259	19,665	981,809	522,588
Shares redeemed	(137,376)	(128,588)	(4,201,843)	(3,416,498)
Net increase (decrease)	32,303	(29,560)	$897,176	$(778,960)
Class Z
Shares sold	35,679	5,437	$1,107,419	$146,103
Reinvestment of distributions	3,070	921	97,071	24,588
Shares redeemed	(6,280)	(4,458)	(195,042)	(119,804)
Net increase (decrease)	32,469	1,900	$1,009,448	$50,887

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor New Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.01%
Actual		$1,000.00	$1,125.00	$5.41
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class M	1.25%
Actual		$1,000.00	$1,123.90	$6.69
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class C	1.75%
Actual		$1,000.00	$1,120.60	$9.35
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Class I	.74%
Actual		$1,000.00	$1,126.40	$3.97
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class Z	.59%
Actual		$1,000.00	$1,127.40	$3.16
Hypothetical-C		$1,000.00	$1,022.23	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Insert Fund Name
Class A	02/12/2018	02/09/2018	$0.684
Class M	02/12/2018	02/09/2018	$0.684
Class C	02/12/2018	02/09/2018	$0.684
Class I	02/12/2018	02/09/2018	$0.684
Class Z	02/12/2018	02/09/2018	$0.684

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017 $2,565,438,931, or, if subsequently determined to be different, the net capital gain of such year.

Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor New Insights Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown. The Board noted that there was a portfolio management change for the fund in September 2013.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ANIF-ANN-0218
1.796407.114

Fidelity® Series Opportunistic Insights Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Opportunistic Insights Fund	32.96%	17.61%	17.40%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$22,560	Fidelity® Series Opportunistic Insights Fund
$20,894	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 32.96%, well ahead of the 21.13% advance of the benchmark Russell 3000® Index. A more business-friendly administration in the White House, an extremely low interest rate environment worldwide and synchronous global economic expansion propelled the stock market higher. The fund performed very well against this backdrop, with active positioning adding value in nearly all market sectors. Our outperformance of the benchmark primarily was driven by a sizable commitment – about 43% of assets, on average – to the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet. Other winners from tech were cloud-computing firm Salesforce.com, publishing software developer Adobe Systems and gaming company Activision Blizzard. Our sizable stake in Amazon.com also meaningfully aided results, as did sidestepping industrial conglomerate General Electric. Given the fund beat its benchmark by roughly 12 percentage points, there were no major detractors, although not owning enough of a few strong benchmark names hurt modestly. These included aircraft manufacturer Boeing and pharmaceutical firm AbbVie. Our largest relative detractor was an overweighting in Henry Schein, a distributor of health care products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	8.2
Amazon.com, Inc.	5.0
Berkshire Hathaway, Inc. Class A	4.0
Bank of America Corp.	3.5
Salesforce.com, Inc.	3.1
JPMorgan Chase & Co.	2.9
Alphabet, Inc. Class A	2.7
Alphabet, Inc. Class C	2.5
Citigroup, Inc.	2.4
UnitedHealth Group, Inc.	2.2
36.5

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	40.9
Financials	20.2
Consumer Discretionary	14.7
Health Care	8.8
Industrials	6.9

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.0%
Bonds	0.1%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 7.9%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.0%
Aptiv PLC	26,100	$2,214,063
Delphi Technologies PLC (a)	8,700	456,489
		2,670,552
Automobiles - 1.2%
BYD Co. Ltd. (H Shares)	412,000	3,579,251
General Motors Co.	29,900	1,225,601
Guangzhou Automobile Group Co. Ltd. (H Shares)	284,000	673,209
Mahindra & Mahindra Ltd.	516,850	6,080,922
Maruti Suzuki India Ltd.	90,105	13,732,473
Tesla, Inc. (a)	143,016	44,528,032
Toyota Motor Corp.	51,900	3,307,587
		73,127,075
Diversified Consumer Services - 0.2%
Chegg, Inc. (a)	99,400	1,622,208
Weight Watchers International, Inc. (a)	293,700	13,005,036
		14,627,244
Hotels, Restaurants & Leisure - 2.0%
Churchill Downs, Inc.	4,600	1,070,420
Eldorado Resorts, Inc. (a)	20,900	692,835
Hilton Worldwide Holdings, Inc.	222,704	17,785,141
Las Vegas Sands Corp.	18,300	1,271,667
Marriott International, Inc. Class A	467,484	63,451,603
McDonald's Corp.	223,400	38,451,608
U.S. Foods Holding Corp. (a)	66,500	2,123,345
Vail Resorts, Inc.	11,040	2,345,669
		127,192,288
Household Durables - 0.5%
D.R. Horton, Inc.	29,300	1,496,351
Lennar Corp. Class A	107,800	6,817,272
Mohawk Industries, Inc. (a)	71,107	19,618,421
Roku, Inc. Class A	14,300	740,454
		28,672,498
Internet & Direct Marketing Retail - 7.2%
Amazon.com, Inc. (a)	267,717	313,087,000
ASOS PLC (a)	8,800	797,831
Blue Apron Holdings, Inc.:
Class A	48,023	193,533
Class B	192,093	766,393
Netflix, Inc. (a)	519,699	99,761,420
Priceline Group, Inc. (a)	17,550	30,497,337
Start Today Co. Ltd.	164,500	5,000,333
Takeaway.com Holding BV (a)(b)	34,300	2,093,959
Zalando SE (a)	44,347	2,347,348
		454,545,154
Leisure Products - 0.1%
Mattel, Inc. (c)	206,100	3,169,818
Polaris Industries, Inc.	15,500	1,921,845
		5,091,663
Media - 1.3%
Charter Communications, Inc. Class A (a)	42,805	14,380,768
Liberty Broadband Corp.:
Class A (a)	12,484	1,061,764
Class C (a)	59,474	5,064,806
Liberty Global PLC Class A (a)	65,821	2,359,025
Liberty Media Corp.:
Liberty Formula One Group Series C (a)(c)	536,943	18,341,973
Liberty SiriusXM Series A (a)	16,500	654,390
Liberty SiriusXM Series C (a)	690,196	27,373,173
Live Nation Entertainment, Inc. (a)	57,900	2,464,803
Sirius XM Holdings, Inc. (c)	1,442,312	7,730,792
The Walt Disney Co.	28,300	3,042,533
		82,474,027
Multiline Retail - 0.6%
B&M European Value Retail S.A.	569,520	3,257,219
Dollar Tree, Inc. (a)	50,400	5,408,424
Ollie's Bargain Outlet Holdings, Inc. (a)	498,919	26,567,437
		35,233,080
Specialty Retail - 1.1%
Burlington Stores, Inc. (a)	6,000	738,180
Five Below, Inc. (a)	20,100	1,333,032
Home Depot, Inc.	321,500	60,933,895
TJX Companies, Inc.	120,627	9,223,140
		72,228,247
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	98,170	19,688,477
Kering SA	7,689	3,625,679
LVMH Moet Hennessy - Louis Vuitton SA	11,094	3,256,149
		26,570,305

TOTAL CONSUMER DISCRETIONARY		922,432,133

CONSUMER STAPLES - 2.2%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	39,100	8,937,087
Kweichow Moutai Co. Ltd. (A Shares)	31,000	3,323,091
Monster Beverage Corp. (a)	101,100	6,398,619
The Coca-Cola Co.	55,200	2,532,576
		21,191,373
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	113,900	21,199,068
Performance Food Group Co. (a)	153,400	5,077,540
Wal-Mart Stores, Inc.	171,110	16,897,113
		43,173,721
Food Products - 0.0%
The Simply Good Foods Co.	84,000	1,197,840
Household Products - 0.0%
Colgate-Palmolive Co.	9,341	704,778
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	522,108	66,433,022
L'Oreal SA	11,478	2,543,305
Shiseido Co. Ltd.	13,000	628,338
Unilever NV (Certificaten Van Aandelen) (Bearer)	21,100	1,187,993
		70,792,658

TOTAL CONSUMER STAPLES		137,060,370

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Andeavor	5,500	628,870
Birchcliff Energy Ltd.	1,033,500	3,617,661
Cabot Oil & Gas Corp.	50,800	1,452,880
Canadian Natural Resources Ltd.	350,600	12,528,999
Cenovus Energy, Inc.	191,800	1,751,682
Centennial Resource Development, Inc.:
Class A (a)	278,900	5,522,220
Class A (a)(c)	778,459	15,413,488
Class A (d)	129,800	2,570,040
Concho Resources, Inc. (a)	31,500	4,731,930
Continental Resources, Inc. (a)	227,749	12,063,865
Diamondback Energy, Inc. (a)	77,218	9,748,773
Encana Corp.	50,000	667,064
EOG Resources, Inc.	179,224	19,340,062
Phillips 66 Co.	144,400	14,606,060
Pioneer Natural Resources Co.	3,700	639,545
PrairieSky Royalty Ltd.	145,200	3,703,351
Reliance Industries Ltd.	1,324,279	19,106,002
Tamarack Valley Energy Ltd. (a)	1,103,700	2,511,203
Valero Energy Corp.	64,600	5,937,386
		136,541,081
FINANCIALS - 20.1%
Banks - 11.5%
Bank of America Corp.	7,512,196	221,760,026
Citigroup, Inc.	2,059,827	153,271,727
HDFC Bank Ltd. sponsored ADR	421,741	42,878,407
JPMorgan Chase & Co.	1,745,710	186,686,227
Kotak Mahindra Bank Ltd.	666,239	10,542,523
M&T Bank Corp.	110,233	18,848,741
Metro Bank PLC (a)	7,079	342,548
PNC Financial Services Group, Inc.	164,300	23,706,847
Royal Bank of Canada	47,700	3,895,310
The Toronto-Dominion Bank	113,200	6,632,601
U.S. Bancorp	284,500	15,243,510
Wells Fargo & Co.	758,994	46,048,166
		729,856,633
Capital Markets - 3.5%
Ashmore Group PLC	87,479	478,463
Bank of New York Mellon Corp.	237,300	12,780,978
BlackRock, Inc. Class A	39,553	20,318,772
Brookfield Asset Management, Inc. Class A	33,900	1,475,742
CBOE Holdings, Inc.	26,500	3,301,635
Charles Schwab Corp.	613,900	31,536,043
CME Group, Inc.	44,600	6,513,830
Goldman Sachs Group, Inc.	92,500	23,565,300
IntercontinentalExchange, Inc.	104,500	7,373,520
Morgan Stanley	1,507,100	79,077,537
MSCI, Inc.	89,475	11,322,167
Oaktree Capital Group LLC Class A	202,090	8,507,989
S&P Global, Inc.	75,116	12,724,650
St. James's Place Capital PLC	86,200	1,426,855
		220,403,481
Consumer Finance - 0.2%
Synchrony Financial	266,300	10,281,843
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class A (a)	861	256,233,609
Insurance - 0.9%
Admiral Group PLC	208,444	5,634,242
Chubb Ltd.	250,805	36,650,135
Fairfax Financial Holdings Ltd. (sub. vtg.)	11,700	6,230,134
Marsh & McLennan Companies, Inc.	90,178	7,339,587
		55,854,098

TOTAL FINANCIALS		1,272,629,664

HEALTH CARE - 8.6%
Biotechnology - 2.2%
AbbVie, Inc.	132,800	12,843,088
Aduro Biotech, Inc. (a)	14,752	110,640
Agios Pharmaceuticals, Inc. (a)	60,997	3,487,198
Alnylam Pharmaceuticals, Inc. (a)	22,400	2,845,920
Amgen, Inc.	12,862	2,236,702
AnaptysBio, Inc.	26,000	2,618,720
Biogen, Inc. (a)	15,800	5,033,406
bluebird bio, Inc. (a)	9,300	1,656,330
Blueprint Medicines Corp. (a)	12,200	920,002
Celgene Corp. (a)	91,500	9,548,940
Exact Sciences Corp. (a)	16,400	861,656
FibroGen, Inc. (a)	105,037	4,978,754
Genmab A/S (a)	47,213	7,829,899
Gilead Sciences, Inc.	272,100	19,493,244
Insmed, Inc. (a)	53,800	1,677,484
Intrexon Corp. (c)	97,567	1,123,972
Juno Therapeutics, Inc. (a)	33,000	1,508,430
NantKwest, Inc. (a)	40,442	181,585
Neurocrine Biosciences, Inc. (a)	183,842	14,264,301
OvaScience, Inc. (a)	1,137,174	1,592,044
Portola Pharmaceuticals, Inc. (a)	42,800	2,083,504
Regeneron Pharmaceuticals, Inc. (a)	24,300	9,135,828
Sage Therapeutics, Inc. (a)	10,600	1,745,926
Vertex Pharmaceuticals, Inc. (a)	193,800	29,042,868
		136,820,441
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	359,500	23,238,080
Becton, Dickinson & Co.	36,618	7,838,449
Boston Scientific Corp. (a)	1,807,688	44,812,586
Danaher Corp.	89,334	8,291,982
Edwards Lifesciences Corp. (a)	16,400	1,848,444
Intuitive Surgical, Inc. (a)	53,754	19,616,985
Penumbra, Inc. (a)	29,798	2,803,992
ResMed, Inc.	33,104	2,803,578
		111,254,096
Health Care Providers & Services - 2.9%
Aetna, Inc.	42,400	7,648,536
Anthem, Inc.	5,500	1,237,555
Cigna Corp.	12,947	2,629,406
HealthEquity, Inc. (a)	98,759	4,608,095
Henry Schein, Inc. (a)	199,694	13,954,617
Humana, Inc.	44,281	10,984,788
National Vision Holdings, Inc.	43,300	1,758,413
OptiNose, Inc.	28,700	542,430
UnitedHealth Group, Inc.	637,366	140,513,708
		183,877,548
Health Care Technology - 0.1%
Medidata Solutions, Inc. (a)	25,184	1,595,910
Veeva Systems, Inc. Class A (a)	131,910	7,291,985
		8,887,895
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	90,755	6,077,862
Eurofins Scientific SA	5,300	3,227,932
Mettler-Toledo International, Inc. (a)	76,106	47,149,189
PRA Health Sciences, Inc. (a)	45,152	4,111,993
Thermo Fisher Scientific, Inc.	31,100	5,905,268
Waters Corp. (a)	12,865	2,485,389
		68,957,633
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	35,700	1,238,790
Bristol-Myers Squibb Co.	194,132	11,896,409
GW Pharmaceuticals PLC ADR (a)	3,500	462,035
Johnson & Johnson	39,200	5,477,024
Nektar Therapeutics (a)	196,100	11,711,092
Teva Pharmaceutical Industries Ltd. sponsored ADR (c)	242,800	4,601,060
		35,386,410

TOTAL HEALTH CARE		545,184,023

INDUSTRIALS - 6.8%
Aerospace & Defense - 1.0%
General Dynamics Corp.	36,717	7,470,074
Northrop Grumman Corp.	75,420	23,147,152
Raytheon Co.	29,300	5,504,005
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	16,000	2,160,000
Class C (d)(e)	687	92,745
The Boeing Co.	79,700	23,504,327
		61,878,303
Air Freight & Logistics - 0.6%
Expeditors International of Washington, Inc.	9,900	640,431
FedEx Corp.	93,000	23,207,220
XPO Logistics, Inc. (a)	140,458	12,864,548
		36,712,199
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (a)	244,257	25,449,137
Southwest Airlines Co.	338,600	22,161,370
		47,610,507
Building Products - 1.0%
A.O. Smith Corp.	57,374	3,515,879
Fortune Brands Home & Security, Inc.	123,369	8,443,374
Jeld-Wen Holding, Inc.	220,700	8,688,959
Masco Corp.	710,805	31,232,772
Toto Ltd.	170,900	10,086,399
		61,967,383
Commercial Services & Supplies - 0.2%
Cintas Corp.	58,793	9,161,713
TulCo LLC (d)(e)(f)	6,639	2,323,650
		11,485,363
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc.	47,500	3,133,100
Electrical Equipment - 0.5%
AMETEK, Inc.	36,400	2,637,908
Fortive Corp.	374,260	27,077,711
		29,715,619
Industrial Conglomerates - 0.5%
3M Co.	133,652	31,457,671
ITT, Inc.	5,874	313,495
Roper Technologies, Inc.	4,800	1,243,200
		33,014,366
Machinery - 1.5%
Caterpillar, Inc.	86,200	13,583,396
Deere & Co.	172,941	27,066,996
Gardner Denver Holdings, Inc.	125,000	4,241,250
IDEX Corp.	4,400	580,668
Illinois Tool Works, Inc.	108,234	18,058,843
Ingersoll-Rand PLC	58,900	5,253,291
Oshkosh Corp.	7,200	654,408
PACCAR, Inc.	107,841	7,665,338
Parker Hannifin Corp.	68,000	13,571,440
Rational AG	2,700	1,740,310
Xylem, Inc.	30,500	2,080,100
		94,496,040
Professional Services - 0.4%
Equifax, Inc.	32,791	3,866,715
Manpower, Inc.	13,400	1,689,874
Recruit Holdings Co. Ltd.	146,900	3,650,499
RELX PLC	33,700	791,246
TransUnion Holding Co., Inc. (a)	255,885	14,063,440
		24,061,774
Road & Rail - 0.4%
CSX Corp.	360,600	19,836,606
Union Pacific Corp.	40,300	5,404,230
		25,240,836
Trading Companies & Distributors - 0.0%
Fastenal Co.	11,817	646,272
United Rentals, Inc. (a)	6,663	1,145,436
		1,791,708

TOTAL INDUSTRIALS		431,107,198

INFORMATION TECHNOLOGY - 39.3%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	113,998	26,855,649
Electronic Equipment & Components - 2.0%
Amphenol Corp. Class A	1,292,402	113,472,896
CDW Corp.	129,500	8,998,955
Corning, Inc.	9,800	313,502
Dolby Laboratories, Inc. Class A	45,800	2,839,600
Keyence Corp.	1,200	672,234
		126,297,187
Internet Software & Services - 14.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	130,332	22,473,147
Alphabet, Inc.:
Class A (a)	158,961	167,449,517
Class C (a)	150,043	157,004,995
CarGurus, Inc. Class A (c)	32,900	986,342
Cloudera, Inc.	86,640	1,431,293
CoStar Group, Inc. (a)	800	237,560
eBay, Inc. (a)	472,998	17,850,945
Facebook, Inc. Class A (a)	2,926,494	516,409,130
LogMeIn, Inc.	106,739	12,221,616
New Relic, Inc. (a)	37,100	2,143,267
Nutanix, Inc. Class B (b)	171,960	6,066,749
Okta, Inc.	26,893	688,730
Q2 Holdings, Inc. (a)	2,344	86,376
Rightmove PLC	19,809	1,203,530
Shopify, Inc. Class A (a)	25,100	2,538,155
SurveyMonkey (a)(d)(e)	458,038	5,853,726
Tencent Holdings Ltd.	524,900	27,167,750
		941,812,828
IT Services - 5.5%
Accenture PLC Class A	63,257	9,684,014
ASAC II LP (a)(d)(e)	1,788,160	300,411
EPAM Systems, Inc. (a)	35,755	3,841,160
FleetCor Technologies, Inc. (a)	600	115,458
Global Payments, Inc.	115,696	11,597,367
Leidos Holdings, Inc.	10,057	649,380
MasterCard, Inc. Class A	739,810	111,977,642
PayPal Holdings, Inc. (a)	1,409,234	103,747,807
Square, Inc. (a)	87,900	3,047,493
Visa, Inc. Class A	902,960	102,955,499
		347,916,231
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	88,786	7,904,618
Applied Materials, Inc.	841,249	43,004,649
Broadcom Ltd.	103,986	26,714,003
First Solar, Inc. (a)	38,800	2,619,776
Lam Research Corp.	77,806	14,321,750
NVIDIA Corp.	266,708	51,607,998
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	423,357	16,786,105
Texas Instruments, Inc.	284,455	29,708,480
		192,667,379
Software - 11.4%
Activision Blizzard, Inc.	1,108,789	70,208,519
Adobe Systems, Inc. (a)	783,369	137,277,584
Atlassian Corp. PLC (a)	177,185	8,065,461
CDK Global, Inc.	84,440	6,018,883
Constellation Software, Inc.	7,500	4,546,659
Electronic Arts, Inc. (a)	548,500	57,625,410
Intuit, Inc.	100,091	15,792,358
Micro Focus International PLC	95,300	3,246,326
Microsoft Corp.	1,437,500	122,963,750
Nintendo Co. Ltd.	9,400	3,384,908
Parametric Technology Corp. (a)	49,500	3,008,115
Paycom Software, Inc. (a)(c)	91,507	7,350,757
Red Hat, Inc. (a)	116,962	14,047,136
RingCentral, Inc. (a)	99,049	4,793,972
Salesforce.com, Inc. (a)	1,909,086	195,165,862
Snap, Inc. Class A (a)(c)	111,677	1,631,601
Tanium, Inc. Class B (d)(e)	165,100	846,963
Ultimate Software Group, Inc. (a)	107,610	23,483,730
Workday, Inc. Class A (a)	405,335	41,238,783
		720,696,777
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	731,021	123,710,684
Xaar PLC	175,812	877,685
		124,588,369

TOTAL INFORMATION TECHNOLOGY		2,480,834,420

MATERIALS - 2.6%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	57,800	9,483,824
DowDuPont, Inc.	658,920	46,928,282
LyondellBasell Industries NV Class A	41,900	4,622,408
Olin Corp.	71,300	2,536,854
Sherwin-Williams Co.	88,114	36,130,265
Westlake Chemical Corp.	67,000	7,137,510
		106,839,143
Construction Materials - 0.0%
Eagle Materials, Inc.	4,800	543,840
Containers & Packaging - 0.2%
WestRock Co.	171,500	10,840,515
Metals & Mining - 0.7%
ArcelorMittal SA Class A unit (a)(c)	102,100	3,298,851
Arizona Mining, Inc. (a)	49,537	136,355
B2Gold Corp. (a)	1,135,802	3,505,896
Franco-Nevada Corp.	216,000	17,262,816
Freeport-McMoRan, Inc. (a)	51,900	984,024
Ivanhoe Mines Ltd. (a)	2,741,800	9,248,395
Kirkland Lake Gold Ltd.	166,376	2,550,569
Newcrest Mining Ltd.	145,015	2,582,036
Novagold Resources, Inc. (a)	385,155	1,513,656
Nucor Corp.	31,900	2,028,202
Randgold Resources Ltd. sponsored ADR	20,300	2,007,467
		45,118,267

TOTAL MATERIALS		163,341,765

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	38,900	5,549,863
Real Estate Management & Development - 0.1%
Five Point Holdings LLC Class A (a)	182,600	2,574,660
WeWork Companies, Inc. Class A (a)(d)(e)	33,900	1,756,359
		4,331,019

TOTAL REAL ESTATE		9,880,882

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	41,200	3,261,828
T-Mobile U.S., Inc. (a)	338,481	21,496,928
		24,758,756
TOTAL COMMON STOCKS
(Cost $3,404,887,272)		6,123,770,292

Convertible Preferred Stocks - 2.3%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(d)(e)	30,930	2,913,297
Series E (a)(d)(e)	13,964	1,315,269
		4,228,566
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(d)(e)	1,349,024	26,980

TOTAL CONSUMER DISCRETIONARY		4,255,546

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (d)(e)	8,137	2,877,004
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(d)(e)	2,372,991	7,024,053
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc.:
Series E (a)(d)(e)	41,008	569,363
Series F (d)(e)	176,099	2,444,994
		3,014,357
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(d)(e)	418,866	2,663,988

TOTAL HEALTH CARE		5,678,345

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	32,066	4,328,910
Series H (d)(e)	6,366	859,410
		5,188,320
INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 0.7%
Dropbox, Inc. Series C (a)(d)(e)	394,740	6,086,891
Lyft, Inc. Series H (d)(e)	79,253	3,149,998
Pinterest, Inc.:
Series E, 8.00% (a)(d)(e)	2,594,015	15,512,210
Series F, 8.00% (a)(d)(e)	2,122,845	12,694,613
Series G, 8.00% (a)(d)(e)	369,335	2,208,623
Uber Technologies, Inc. Series D, 8.00% (a)(d)(e)	111,031	3,877,203
		43,529,538
Software - 0.9%
Cloudflare, Inc. Series D 8.00% (a)(d)(e)	246,150	1,351,364
Delphix Corp. Series D (a)(d)(e)	204,875	1,151,398
Magic Leap, Inc.:
Series B, 8.00% (a)(d)(e)	1,675,597	45,241,119
Series C (a)(d)(e)	15,286	412,722
Series D (d)(e)	412,286	11,131,722
		59,288,325

TOTAL INFORMATION TECHNOLOGY		102,817,863

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(d)(e)	305,106	15,807,542
Series F (a)(d)(e)	14,184	734,873
		16,542,415
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (d)(e)	122,552	191,181
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $102,842,548)		144,574,727
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (b)	3,730,000	3,412,950
9% 12/15/25 (b)	4,193,000	4,369,945

TOTAL NONCONVERTIBLE BONDS
(Cost $7,484,157)		7,782,895

	Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.36% (g)	58,785,259	58,797,016
Fidelity Securities Lending Cash Central Fund 1.36% (g)(h)	36,004,493	36,011,694
TOTAL MONEY MARKET FUNDS
(Cost $94,803,968)		94,808,710
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $3,610,017,945)		6,370,936,624
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(53,748,435)
NET ASSETS - 100%		$6,317,188,189

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,943,603 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $160,478,621 or 2.5% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$444,005
23andMe, Inc. Series F	8/31/17	$2,444,994
Airbnb, Inc. Series D	4/16/14	$1,259,254
Airbnb, Inc. Series E	6/29/15	$1,299,970
Altiostar Networks, Inc. Series A1	1/10/17	$563,739
ASAC II LP	10/10/13	$137,706
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$6,232,491
Centennial Resource Development, Inc. Class A	12/28/16	$1,887,292
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$1,533,709
Delphix Corp. Series D	7/10/15	$1,843,875
Dropbox, Inc. Series C	1/30/14	$7,540,008
Lyft, Inc. Series H	11/22/17	$3,149,998
Magic Leap, Inc. Series B, 8.00%	10/17/14	$19,369,901
Magic Leap, Inc. Series C	12/23/15	$352,082
Magic Leap, Inc. Series D	10/6/17	$11,131,722
Mulberry Health, Inc. Series A8	1/20/16	$2,829,335
Oportun Finance Corp. Series H	2/6/15	$6,756,617
Pinterest, Inc. Series E, 8.00%	10/23/13	$7,538,571
Pinterest, Inc. Series F, 8.00%	5/15/14	$7,211,381
Pinterest, Inc. Series G, 8.00%	2/27/15	$2,651,490
Roofoods Ltd. Series F	9/12/17	$2,877,004
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$1,655,886
Space Exploration Technologies Corp. Class C	9/11/17	$92,745
Space Exploration Technologies Corp. Series G	1/20/15	$2,483,832
Space Exploration Technologies Corp. Series H	8/4/17	$859,410
SurveyMonkey	12/15/14	$7,534,725
Tanium, Inc. Class B	4/21/17	$819,606
TulCo LLC	8/24/17 - 12/14/17	$2,323,650
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$1,722,429
WeWork Companies, Inc. Class A	6/23/15	$1,114,956
WeWork Companies, Inc. Series E	6/23/15	$10,034,805
WeWork Companies, Inc. Series F	12/1/16	$711,927

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$833,648
Fidelity Securities Lending Cash Central Fund	1,324,376
Total	$2,158,024

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$926,687,679	$911,522,753	$10,909,380	$4,255,546
Consumer Staples	139,937,374	133,329,072	3,731,298	2,877,004
Energy	136,541,081	136,541,081	--	--
Financials	1,279,653,717	1,272,629,664	--	7,024,053
Health Care	550,862,368	545,184,023	--	5,678,345
Industrials	436,295,518	426,530,803	--	9,764,715
Information Technology	2,583,652,283	2,443,280,662	30,552,658	109,818,963
Materials	163,341,765	163,341,765	--	--
Real Estate	26,423,297	8,124,523	--	18,298,774
Telecommunication Services	24,949,937	21,496,928	3,261,828	191,181
Corporate Bonds	7,782,895	--	7,782,895	--
Money Market Funds	94,808,710	94,808,710	--	--
Total Investments in Securities:	$6,370,936,624	$6,156,789,984	$56,238,059	$157,908,581

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$116,935,278
Net Realized Gain (Loss) on Investment Securities	2,683,051
Net Unrealized Gain (Loss) on Investment Securities	(15,710,613)
Cost of Purchases	15,101,326
Proceeds of Sales	(7,640,255)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(1,549,824)
Ending Balance	$109,818,963
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(14,908,999)
Equities - Other Investments in Securities
Beginning Balance	$47,407,675
Net Realized Gain (Loss) on Investment Securities	(1,400,362)
Net Unrealized Gain (Loss) on Investment Securities	(3,423,680)
Cost of Purchases	9,842,077
Proceeds of Sales	(4,336,092)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$48,089,618
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(4,435,838)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $34,857,774) — See accompanying schedule: Unaffiliated issuers (cost $3,515,213,977)	$6,276,127,914
Fidelity Central Funds (cost $94,803,968)	94,808,710
Total Investment in Securities (cost $3,610,017,945)		$6,370,936,624
Receivable for investments sold		13,985,556
Receivable for fund shares sold		41,620
Dividends receivable		1,625,174
Interest receivable		63,260
Distributions receivable from Fidelity Central Funds		27,358
Other receivables		23,060
Total assets		6,386,702,652
Liabilities
Payable for investments purchased	$12,595,444
Payable for fund shares redeemed	19,604,749
Other payables and accrued expenses	1,308,625
Collateral on securities loaned	36,005,645
Total liabilities		69,514,463
Net Assets		$6,317,188,189
Net Assets consist of:
Paid in capital		$3,426,792,572
Distributions in excess of net investment income		(958,007)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		131,655,969
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,759,697,655
Net Assets		$6,317,188,189
Series Opportunistic Insights:
Net Asset Value, offering price and redemption price per share ($6,317,188,189 ÷ 364,753,858 shares)		$17.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$45,800,829
Interest		79,655
Income from Fidelity Central Funds		2,158,024
Total income		48,038,508
Expenses
Management fee
Basic fee	$13,921,609
Performance adjustment	(307,065)
Transfer agent fees	1,540,827
Accounting and security lending fees	481,323
Custodian fees and expenses	201,249
Independent trustees' fees and expenses	24,505
Audit	44,043
Legal	2,351
Interest	18,331
Miscellaneous	37,917
Total expenses before reductions	15,965,090
Expense reductions	(155,540)	15,809,550
Net investment income (loss)		32,228,958
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	808,951,152
Fidelity Central Funds	28,635
Foreign currency transactions	(60,361)
Total net realized gain (loss)		808,919,426
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,226,531)	910,385,031
Fidelity Central Funds	(22,430)
Assets and liabilities in foreign currencies	9,579
Total change in net unrealized appreciation (depreciation)		910,372,180
Net gain (loss)		1,719,291,606
Net increase (decrease) in net assets resulting from operations		$1,751,520,564

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,228,958	$7,053,059
Net realized gain (loss)	808,919,426	126,036,623
Change in net unrealized appreciation (depreciation)	910,372,180	(51,918,142)
Net increase (decrease) in net assets resulting from operations	1,751,520,564	81,171,540
Distributions to shareholders from net investment income	(33,809,799)	(7,171,425)
Distributions to shareholders from net realized gain	(687,222,461)	(147,965,723)
Total distributions	(721,032,260)	(155,137,148)
Share transactions - net increase (decrease)	(449,052,236)	(10,970,970)
Total increase (decrease) in net assets	581,436,068	(84,936,578)
Net Assets
Beginning of period	5,735,752,121	5,820,688,699
End of period	$6,317,188,189	$5,735,752,121
Other Information
Distributions in excess of net investment income end of period	$(958,007)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Opportunistic Insights Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$14.89	$14.89	$13.98	$10.02
Income from Investment Operations
Net investment income (loss)A	.09	–B	–B	(.01)	–B
Net realized and unrealized gain (loss)	4.75	.19	1.04	1.48	4.11
Total from investment operations	4.84	.19	1.04	1.47	4.11
Distributions from net investment income	(.10)	–B	–B	–	–
Distributions from net realized gain	(2.10)	(.38)	(1.04)	(.56)	(.15)
Total distributions	(2.21)C	(.39)D	(1.04)	(.56)	(.15)
Net asset value, end of period	$17.32	$14.69	$14.89	$14.89	$13.98
Total ReturnE,F	32.96%	1.33%	7.10%	10.47%	41.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	.27%	.83%	.90%	.84%	.78%
Expenses net of fee waivers, if any	.27%	.83%	.90%	.84%	.78%
Expenses net of all reductions	.27%	.82%	.90%	.84%	.77%
Net investment income (loss)	.50%	.03%	.02%	(.04)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,317,188	$2,240,033	$2,329,415	$2,596,300	$2,594,672
Portfolio turnover rateI	37%	40%	35%	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $2.21 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.103 per share.

 D Total distributions of $.39 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.383 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Opportunistic Insights.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	157,908,581	Market comparable	Enterprise value/Sales multiple (EV/S)	0.8 – 13.1/6.6	Increase
			Discount rate	0.9% - 25.0%/14.0%	Decrease
			Price/Earnings multiple (P/E)	15.2	Increase
			Discount for lack of marketability	15.0% - 25.0%/16.7%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	22.9	Increase
			Liquidity preference	$4.84 - $19.10/$14.42	Increase
			Premium rate	7.5% - 108.0%/67.9%	Increase
		Market approach	Transaction price	$1.56 - $353.57/$55.42	Increase
		Recovery value	Recovery value	0.0% - 0.2%/0.2%	Increase
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,797,117,521
Gross unrealized depreciation	(48,209,956)
Net unrealized appreciation (depreciation)	$2,748,907,565
Tax Cost	$3,622,029,059

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$146,639,829
Net unrealized appreciation (depreciation) on securities and other investments	$2,748,913,072

The Fund intends to elect to defer to its next fiscal year $3,930,754 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$39,986,589	$ 10,247,886
Long-term Capital Gains	681,045,671	144,889,262
Total	$721,032,260	$ 155,137,148

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,323,650 in this Subsidiary, representing .00% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,249,571,344 and $3,251,352,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee was subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on the relative investment performance of Series Opportunistic Insights as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Opportunistic Insights	$1,540,827.04

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $74,337 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$74,828,000	1.26%	$18,331

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,438 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,324,376. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $101,924 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,208.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $52,408.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Series Opportunistic Insights	$33,809,799	$599,365
Class F	–	6,572,060
Total	$33,809,799	$7,171,425
From net realized gain
Series Opportunistic Insights	$673,643,675	$58,072,304
Class F	13,578,786	89,893,419
Total	$687,222,461	$147,965,723

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Series Opportunistic Insights
Shares sold	230,824,270	13,833,020	$4,087,845,532	$201,333,298
Reinvestment of distributions	40,736,258	4,094,660	707,453,474	58,671,669
Shares redeemed	(59,247,027)	(21,930,662)	(1,056,827,348)	(319,402,166)
Net increase (decrease)	212,313,501	(4,002,982)	$3,738,471,658	$(59,397,199)
Class F
Shares sold	16,795,285	35,422,507	$276,622,082	$516,456,216
Reinvestment of distributions	863,790	6,698,176	13,578,786	96,465,479
Shares redeemed	(255,199,500)	(38,722,931)	(4,477,724,762)	(564,495,466)
Net increase (decrease)	(237,540,425)	3,397,752	$(4,187,523,894)	$48,426,229

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017,including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Series Opportunistic Insights	- %
Actual		$1,000.00	$1,136.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record on February 12, 2018, to shareholders of record at the opening of business on February 9, 2018, a distribution of $0.422 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $807,160,906, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Opportunistic Insights Fund designates 100% of the dividends distributed in December 2017, as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Series Opportunistic Insights Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through February 28, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

O1T-ANN-0218
1.951052.105

Fidelity Advisor® Series Opportunistic Insights Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Opportunistic Insights Fund	34.44%	17.99%	17.85%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Opportunistic Insights Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$22,996	Fidelity Advisor® Series Opportunistic Insights Fund
$20,894	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 34.44%, well ahead of the 21.13% advance of the benchmark Russell 3000® Index. A more business-friendly administration in the White House, an extremely low interest rate environment worldwide and synchronous global economic expansion propelled the stock market higher. The fund performed very well against this backdrop, with active positioning adding value in nearly all market sectors. Our outperformance of the benchmark primarily was driven by a sizable commitment – about 44% of assets, on average – to the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet. Other winners from tech were cloud-computing firm Salesforce.com, publishing software developer Adobe Systems and gaming company Activision Blizzard. Our sizable stake in Amazon.com also meaningfully aided results, as did shying away from industrial conglomerate General Electric. Given the fund beat its benchmark by roughly 13 percentage points, there were no major detractors, although not owning enough of a few outperforming benchmark names hurt modestly. These included aircraft manufacturer Boeing and pharmaceutical firm AbbVie. It also hurt to overweight Henry Schein, a distributor of health care products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Amazon.com, Inc.	7.3
Facebook, Inc. Class A	7.3
Alphabet, Inc. Class A	4.2
Salesforce.com, Inc.	4.1
Berkshire Hathaway, Inc. Class A	3.8
Alphabet, Inc. Class C	3.6
Netflix, Inc.	2.9
Citigroup, Inc.	2.4
Adobe Systems, Inc.	2.3
Bank of America Corp.	2.2
40.1

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	42.9
Consumer Discretionary	17.3
Financials	16.3
Health Care	8.0
Industrials	7.4

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.2%
Convertible Securities	2.3%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 7.5%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.2%
Auto Components - 0.0%
Aptiv PLC	3,600	$305,388
Delphi Technologies PLC (a)	1,200	62,964
		368,352
Automobiles - 0.8%
BYD Co. Ltd. (H Shares)	57,000	495,188
Guangzhou Automobile Group Co. Ltd. (H Shares)	40,000	94,818
Tesla, Inc. (a)	18,289	5,694,280
Toyota Motor Corp.	7,100	452,483
		6,736,769
Diversified Consumer Services - 0.2%
Chegg, Inc. (a)(b)	13,700	223,584
Weight Watchers International, Inc. (a)	44,042	1,950,180
		2,173,764
Hotels, Restaurants & Leisure - 2.0%
Churchill Downs, Inc.	1,000	232,700
Eldorado Resorts, Inc. (a)	2,900	96,135
Hilton Worldwide Holdings, Inc.	30,263	2,416,803
Las Vegas Sands Corp.	2,500	173,725
Marriott International, Inc. Class A	60,100	8,157,373
McDonald's Corp.	30,200	5,198,024
U.S. Foods Holding Corp. (a)	9,100	290,563
Vail Resorts, Inc.	2,400	509,928
		17,075,251
Household Durables - 0.5%
D.R. Horton, Inc.	4,000	204,280
Lennar Corp. Class A	15,000	948,600
Mohawk Industries, Inc. (a)	10,100	2,786,590
Roku, Inc. Class A	1,900	98,382
		4,037,852
Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. (a)	53,493	62,558,457
ASOS PLC (a)	1,300	117,861
Blue Apron Holdings, Inc.:
Class A	6,003	24,192
Class B	24,012	95,801
Netflix, Inc. (a)	130,027	24,959,983
Priceline Group, Inc. (a)	2,500	4,344,350
Start Today Co. Ltd.	24,157	734,304
Takeaway.com Holding BV (a)(c)	5,200	317,452
Zalando SE (a)	6,943	367,503
		93,519,903
Leisure Products - 0.1%
Mattel, Inc. (b)	28,100	432,178
Polaris Industries, Inc.	2,100	260,379
		692,557
Media - 1.0%
Charter Communications, Inc. Class A (a)	285	95,749
Liberty Broadband Corp.:
Class A (a)	1,716	145,946
Class C (a)	5,551	472,723
Liberty Global PLC Class A (a)	8,000	286,720
Liberty Media Corp.:
Liberty Formula One Group Series C (a)(b)	73,656	2,516,089
Liberty SiriusXM Series A (a)	2,400	95,184
Liberty SiriusXM Series C (a)	84,204	3,339,531
Live Nation Entertainment, Inc. (a)	8,000	340,560
Sirius XM Holdings, Inc. (b)	215,700	1,156,152
The Walt Disney Co.	3,900	419,289
		8,867,943
Multiline Retail - 0.6%
B&M European Value Retail S.A.	80,801	462,120
Dollar Tree, Inc. (a)	6,900	740,439
Ollie's Bargain Outlet Holdings, Inc. (a)	67,300	3,583,725
		4,786,284
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	800	98,424
Five Below, Inc. (a)	2,700	179,064
Home Depot, Inc.	30,400	5,761,712
TJX Companies, Inc.	813	62,162
		6,101,362
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	14,203	2,848,482
Kering SA	1,200	565,849
LVMH Moet Hennessy - Louis Vuitton SA	1,509	442,900
		3,857,231

TOTAL CONSUMER DISCRETIONARY		148,217,268

CONSUMER STAPLES - 1.8%
Beverages - 0.3%
Constellation Brands, Inc. Class A (sub. vtg.)	5,200	1,188,564
Kweichow Moutai Co. Ltd. (A Shares)	4,600	493,104
Monster Beverage Corp. (a)	13,800	873,402
The Coca-Cola Co.	7,600	348,688
		2,903,758
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	9,458	1,760,323
Performance Food Group Co. (a)	20,500	678,550
Wal-Mart Stores, Inc.	23,200	2,291,000
		4,729,873
Food Products - 0.0%
The Simply Good Foods Co.	11,900	169,694
Household Products - 0.1%
Colgate-Palmolive Co.	8,157	615,446
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	54,244	6,902,007
L'Oreal SA	1,322	292,930
Shiseido Co. Ltd.	1,800	87,001
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,900	163,279
		7,445,217

TOTAL CONSUMER STAPLES		15,863,988

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Andeavor	800	91,472
Birchcliff Energy Ltd.	153,900	538,711
Cabot Oil & Gas Corp.	8,000	228,800
Canadian Natural Resources Ltd.	51,500	1,840,398
Cenovus Energy, Inc.	26,900	245,674
Centennial Resource Development, Inc.:
Class A (a)	40,200	795,960
Class A (a)(b)	118,875	2,353,725
Class A (d)	18,800	372,240
Concho Resources, Inc. (a)	4,300	645,946
Continental Resources, Inc. (a)	32,200	1,705,634
Diamondback Energy, Inc. (a)	10,600	1,338,250
Encana Corp.	6,900	92,055
EOG Resources, Inc.	35,515	3,832,424
Phillips 66 Co.	19,900	2,012,885
Pioneer Natural Resources Co.	500	86,425
PrairieSky Royalty Ltd.	19,800	505,002
Reliance Industries Ltd.	186,293	2,687,738
Tamarack Valley Energy Ltd. (a)	159,600	363,131
Valero Energy Corp.	9,011	828,201
		20,564,671
FINANCIALS - 16.2%
Banks - 8.2%
Bank of America Corp.	641,350	18,932,652
Citigroup, Inc.	282,773	21,041,139
HDFC Bank Ltd. sponsored ADR	58,888	5,987,143
JPMorgan Chase & Co.	124,800	13,346,112
Kotak Mahindra Bank Ltd.	44,137	698,421
M&T Bank Corp.	15,300	2,616,147
Metro Bank PLC (a)	2,900	140,329
PNC Financial Services Group, Inc.	23,100	3,333,099
Royal Bank of Canada	6,400	522,641
The Toronto-Dominion Bank	15,400	902,315
U.S. Bancorp	39,900	2,137,842
Wells Fargo & Co.	21,704	1,316,782
		70,974,622
Capital Markets - 2.9%
Ashmore Group PLC	13,013	71,174
Bank of New York Mellon Corp.	33,400	1,798,924
BlackRock, Inc. Class A	7,247	3,722,856
Brookfield Asset Management, Inc. Class A	4,600	200,248
CBOE Holdings, Inc.	3,900	485,901
Charles Schwab Corp.	86,100	4,422,957
CME Group, Inc.	6,400	934,720
Goldman Sachs Group, Inc.	3,000	764,280
IntercontinentalExchange, Inc.	16,900	1,192,464
Morgan Stanley	115,900	6,081,273
MSCI, Inc.	15,425	1,951,880
Oaktree Capital Group LLC Class A	28,108	1,183,347
S&P Global, Inc.	11,253	1,906,258
St. James's Place Capital PLC	12,000	198,634
		24,914,916
Consumer Finance - 0.2%
Synchrony Financial	37,600	1,451,736
Diversified Financial Services - 3.8%
Berkshire Hathaway, Inc. Class A (a)	111	33,033,601
Insurance - 1.1%
Admiral Group PLC	30,900	835,227
Chubb Ltd.	35,965	5,255,565
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,600	851,984
Marsh & McLennan Companies, Inc.	27,008	2,198,181
		9,140,957

TOTAL FINANCIALS		139,515,832

HEALTH CARE - 7.8%
Biotechnology - 2.2%
AbbVie, Inc.	18,800	1,818,148
Agios Pharmaceuticals, Inc. (a)	7,600	434,492
Alnylam Pharmaceuticals, Inc. (a)	3,100	393,855
AnaptysBio, Inc.	3,600	362,592
Biogen, Inc. (a)	2,400	764,568
bluebird bio, Inc. (a)	1,300	231,530
Blueprint Medicines Corp. (a)	1,700	128,197
Celgene Corp. (a)	10,500	1,095,780
Exact Sciences Corp. (a)	2,400	126,096
FibroGen, Inc. (a)	14,731	698,249
Genmab A/S (a)	6,677	1,107,327
Gilead Sciences, Inc.	37,400	2,679,336
Insmed, Inc. (a)	8,300	258,794
Juno Therapeutics, Inc. (a)	4,500	205,695
Neurocrine Biosciences, Inc. (a)	27,874	2,162,744
OvaScience, Inc. (a)	149,980	209,972
Portola Pharmaceuticals, Inc. (a)	5,900	287,212
Regeneron Pharmaceuticals, Inc. (a)	4,700	1,767,012
Sage Therapeutics, Inc. (a)	1,500	247,065
Vertex Pharmaceuticals, Inc. (a)	26,409	3,957,653
		18,936,317
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	50,500	3,264,320
Becton, Dickinson & Co.	5,094	1,090,422
Boston Scientific Corp. (a)	159,500	3,954,005
Danaher Corp.	9,820	911,492
Edwards Lifesciences Corp. (a)	2,100	236,691
Intuitive Surgical, Inc. (a)	6,600	2,408,604
Penumbra, Inc. (a)	4,800	451,680
ResMed, Inc.	5,600	474,264
		12,791,478
Health Care Providers & Services - 2.3%
Aetna, Inc.	6,200	1,118,418
Anthem, Inc.	700	157,507
Cigna Corp.	2,491	505,897
HealthEquity, Inc. (a)	15,425	719,731
Henry Schein, Inc. (a)	25,786	1,801,926
Humana, Inc.	6,019	1,493,133
National Vision Holdings, Inc.	5,900	239,599
OptiNose, Inc.	3,900	73,710
UnitedHealth Group, Inc.	63,534	14,006,706
		20,116,627
Health Care Technology - 0.1%
Medidata Solutions, Inc. (a)	312	19,771
Veeva Systems, Inc. Class A (a)	19,900	1,100,072
		1,119,843
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	14,100	944,277
Eurofins Scientific SA	1,300	791,757
Mettler-Toledo International, Inc. (a)	10,060	6,232,371
PRA Health Sciences, Inc. (a)	7,000	637,490
Thermo Fisher Scientific, Inc.	2,400	455,712
Waters Corp. (a)	1,313	253,658
		9,315,265
Pharmaceuticals - 0.6%
AstraZeneca PLC sponsored ADR	4,900	170,030
Bristol-Myers Squibb Co.	29,168	1,787,415
GW Pharmaceuticals PLC ADR (a)	500	66,005
Johnson & Johnson	5,700	796,404
Nektar Therapeutics (a)	26,800	1,600,496
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	32,700	619,665
		5,040,015

TOTAL HEALTH CARE		67,319,545

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.1%
General Dynamics Corp.	5,600	1,139,320
Northrop Grumman Corp.	11,100	3,406,701
Raytheon Co.	4,200	788,970
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	2,191	295,785
Class C (d)(e)	96	12,960
The Boeing Co.	11,200	3,302,992
		8,946,728
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	1,300	84,097
FedEx Corp.	9,800	2,445,492
XPO Logistics, Inc. (a)	20,474	1,875,214
		4,404,803
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR (a)	35,235	3,671,135
Southwest Airlines Co.	51,000	3,337,950
		7,009,085
Building Products - 1.0%
A.O. Smith Corp.	8,400	514,752
Fortune Brands Home & Security, Inc.	17,470	1,195,647
Jeld-Wen Holding, Inc.	32,100	1,263,777
Masco Corp.	103,863	4,563,740
Toto Ltd.	23,600	1,392,856
		8,930,772
Commercial Services & Supplies - 0.2%
Cintas Corp.	9,500	1,480,385
TulCo LLC (d)(e)(f)	910	318,500
		1,798,885
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	6,400	422,144
Electrical Equipment - 0.5%
AMETEK, Inc.	4,900	355,103
Fortive Corp.	50,160	3,629,076
		3,984,179
Industrial Conglomerates - 0.5%
3M Co.	17,923	4,218,537
ITT, Inc.	1,000	53,370
Roper Technologies, Inc.	600	155,400
		4,427,307
Machinery - 1.7%
Caterpillar, Inc.	11,800	1,859,444
Deere & Co.	24,600	3,850,146
Gardner Denver Holdings, Inc.	17,200	583,596
IDEX Corp.	700	92,379
Illinois Tool Works, Inc.	22,493	3,752,957
Ingersoll-Rand PLC	8,800	784,872
Oshkosh Corp.	1,000	90,890
PACCAR, Inc.	14,800	1,051,984
Parker Hannifin Corp.	9,600	1,915,968
Rational AG	600	386,736
Xylem, Inc.	4,900	334,180
		14,703,152
Professional Services - 0.5%
Equifax, Inc.	8,922	1,052,082
Manpower, Inc.	2,200	277,442
Recruit Holdings Co. Ltd.	20,800	516,885
RELX PLC	5,100	119,743
TransUnion Holding Co., Inc. (a)	40,400	2,220,384
		4,186,536
Road & Rail - 0.4%
CSX Corp.	50,300	2,767,003
Union Pacific Corp.	5,600	750,960
		3,517,963
Trading Companies & Distributors - 0.0%
Fastenal Co.	1,700	92,973
United Rentals, Inc. (a)	1,300	223,483
		316,456

TOTAL INDUSTRIALS		62,648,010

INFORMATION TECHNOLOGY - 41.3%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	17,400	4,099,092
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	159,914	14,040,449
CDW Corp.	19,941	1,385,700
Corning, Inc.	2,700	86,373
Dolby Laboratories, Inc. Class A	7,000	434,000
Keyence Corp.	200	112,039
		16,058,561
Internet Software & Services - 16.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	18,800	3,241,684
Alphabet, Inc.:
Class A (a)	34,339	36,172,703
Class C (a)	29,600	30,973,440
CarGurus, Inc. Class A (b)	5,200	155,896
Cloudera, Inc.	13,118	216,709
CoStar Group, Inc. (a)	300	89,085
eBay, Inc. (a)	68,700	2,592,738
Facebook, Inc. Class A (a)	354,506	62,556,129
LogMeIn, Inc.	16,040	1,836,580
New Relic, Inc. (a)	5,700	329,289
Nutanix, Inc. Class B (c)	24,249	855,505
Okta, Inc.	6,000	153,660
Q2 Holdings, Inc. (a)	300	11,055
Rightmove PLC	3,339	202,867
Shopify, Inc. Class A (a)	4,000	404,487
SurveyMonkey (a)(d)(e)	62,998	805,114
Tencent Holdings Ltd.	74,700	3,866,319
		144,463,260
IT Services - 4.8%
ASAC II LP (a)(d)(e)	224,957	37,793
EPAM Systems, Inc. (a)	5,300	569,379
FleetCor Technologies, Inc. (a)	300	57,729
Global Payments, Inc.	17,100	1,714,104
Leidos Holdings, Inc.	1,300	83,941
MasterCard, Inc. Class A	69,890	10,578,550
PayPal Holdings, Inc. (a)	206,162	15,177,646
Square, Inc. (a)	12,802	443,845
Visa, Inc. Class A	111,140	12,672,183
		41,335,170
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	7,700	685,531
Applied Materials, Inc.	104,900	5,362,488
Broadcom Ltd.	7,900	2,029,510
First Solar, Inc. (a)	5,200	351,104
Lam Research Corp.	10,400	1,914,328
NVIDIA Corp.	39,012	7,548,822
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	58,300	2,311,595
Texas Instruments, Inc.	41,400	4,323,816
		24,527,194
Software - 12.7%
Activision Blizzard, Inc.	135,651	8,589,421
Adobe Systems, Inc. (a)	112,580	19,728,519
Atlassian Corp. PLC (a)	30,035	1,367,193
CDK Global, Inc.	13,200	940,896
Constellation Software, Inc.	1,100	666,843
Electronic Arts, Inc. (a)	81,109	8,521,312
Intuit, Inc.	14,513	2,289,861
Micro Focus International PLC	12,900	439,429
Microsoft Corp.	205,100	17,544,254
Nintendo Co. Ltd.	1,300	468,126
Parametric Technology Corp. (a)	6,700	407,159
Paycom Software, Inc. (a)(b)	14,900	1,196,917
Red Hat, Inc. (a)	16,700	2,005,670
RingCentral, Inc. (a)	16,000	774,400
Salesforce.com, Inc. (a)	341,526	34,914,203
Snap, Inc. Class A (a)(b)	16,186	236,477
Tanium, Inc. Class B (d)(e)	23,400	120,042
Ultimate Software Group, Inc. (a)	14,651	3,197,288
Workday, Inc. Class A (a)	58,300	5,931,442
		109,339,452
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	91,741	15,525,329
Xaar PLC	24,188	120,751
		15,646,080

TOTAL INFORMATION TECHNOLOGY		355,468,809

MATERIALS - 2.6%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	7,900	1,296,232
DowDuPont, Inc.	92,349	6,577,096
LyondellBasell Industries NV Class A	5,600	617,792
Olin Corp.	9,600	341,568
Sherwin-Williams Co.	11,331	4,646,163
Westlake Chemical Corp.	9,000	958,770
		14,437,621
Construction Materials - 0.0%
Eagle Materials, Inc.	800	90,640
Containers & Packaging - 0.2%
WestRock Co.	23,700	1,498,077
Metals & Mining - 0.7%
ArcelorMittal SA Class A unit (a)(b)	13,800	445,878
Arizona Mining, Inc. (a)	18,810	51,776
B2Gold Corp. (a)	160,600	495,726
Franco-Nevada Corp.	31,700	2,533,478
Freeport-McMoRan, Inc. (a)	7,600	144,096
Ivanhoe Mines Ltd. (a)	424,222	1,430,948
Kirkland Lake Gold Ltd.	23,600	361,792
Newcrest Mining Ltd.	23,651	421,113
Novagold Resources, Inc. (a)	54,238	213,155
Nucor Corp.	4,300	273,394
Randgold Resources Ltd. sponsored ADR	2,700	267,003
		6,638,359

TOTAL MATERIALS		22,664,697

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	5,600	798,952
Real Estate Management & Development - 0.1%
Five Point Holdings LLC Class A (a)	25,900	365,190
WeWork Companies, Inc. Class A (a)(d)(e)	4,695	243,248
		608,438

TOTAL REAL ESTATE		1,407,390

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	6,100	482,941
T-Mobile U.S., Inc. (a)	50,700	3,219,957
		3,702,898
TOTAL COMMON STOCKS
(Cost $462,270,418)		837,373,108

Convertible Preferred Stocks - 2.3%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(d)(e)	4,308	405,771
Series E (a)(d)(e)	2,148	202,320
		608,091
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(d)(e)	174,063	3,481

TOTAL CONSUMER DISCRETIONARY		611,572

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (d)(e)	1,117	394,938
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(d)(e)	331,477	981,172
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc.:
Series E (a)(d)(e)	5,172	71,809
Series F (d)(e)	24,200	335,998
		407,807
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(d)(e)	62,105	394,988

TOTAL HEALTH CARE		802,795

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	4,394	593,190
Series H (d)(e)	890	120,150
		713,340
INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 0.7%
Dropbox, Inc. Series C (a)(d)(e)	53,923	831,493
Lyft, Inc. Series H (d)(e)	10,869	432,000
Pinterest, Inc.:
Series E, 8.00% (a)(d)(e)	318,795	1,906,394
Series F, 8.00% (a)(d)(e)	331,500	1,982,370
Series G, 8.00% (a)(d)(e)	51,970	310,781
Uber Technologies, Inc. Series D, 8.00% (a)(d)(e)	15,399	537,733
		6,000,771
Software - 0.9%
Cloudflare, Inc. Series D 8.00% (a)(d)(e)	34,105	187,236
Delphix Corp. Series D (a)(d)(e)	27,980	157,248
Magic Leap, Inc.:
Series B, 8.00% (a)(d)(e)	231,802	6,258,654
Series C (a)(d)(e)	2,268	61,236
Series D (d)(e)	57,537	1,553,499
		8,217,873

TOTAL INFORMATION TECHNOLOGY		14,218,644

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(d)(e)	42,252	2,189,076
Series F (a)(d)(e)	2,051	106,262
		2,295,338
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (d)(e)	17,021	26,553
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $14,237,427)		20,044,352
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (c)	510,000	466,650
9% 12/15/25 (c)	572,000	596,138
(Cost $1,021,975)		1,062,788
	Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.36% (g)	7,125,140	7,126,565
Fidelity Securities Lending Cash Central Fund 1.36% (g)(h)	6,928,848	6,930,233
TOTAL MONEY MARKET FUNDS
(Cost $14,055,893)		14,056,798
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $491,585,713)		872,537,046
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(11,152,818)
NET ASSETS - 100%		$861,384,228

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,235,745 or 0.3% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $22,250,034 or 2.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$55,999
23andMe, Inc. Series F	8/31/17	$335,998
Airbnb, Inc. Series D	4/16/14	$175,392
Airbnb, Inc. Series E	6/29/15	$199,967
Altiostar Networks, Inc. Series A1	1/10/17	$78,297
ASAC II LP	10/10/13	$17,324
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$804,171
Centennial Resource Development, Inc. Class A	12/28/16	$273,352
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$212,499
Delphix Corp. Series D	7/10/15	$251,820
Dropbox, Inc. Series C	1/30/14	$1,029,994
Lyft, Inc. Series H	11/22/17	$432,000
Magic Leap, Inc. Series B, 8.00%	10/17/14	$2,679,631
Magic Leap, Inc. Series C	12/23/15	$52,239
Magic Leap, Inc. Series D	10/6/17	$1,553,499
Mulberry Health, Inc. Series A8	1/20/16	$419,504
Oportun Finance Corp. Series H	2/6/15	$943,814
Pinterest, Inc. Series E, 8.00%	10/23/13	$926,463
Pinterest, Inc. Series F, 8.00%	5/15/14	$1,126,117
Pinterest, Inc. Series G, 8.00%	2/27/15	$373,097
Roofoods Ltd. Series F	9/12/17	$394,938
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$227,383
Space Exploration Technologies Corp. Class C	9/11/17	$12,960
Space Exploration Technologies Corp. Series G	1/20/15	$340,359
Space Exploration Technologies Corp. Series H	8/4/17	$120,150
SurveyMonkey	12/15/14	$1,036,317
Tanium, Inc. Class B	4/21/17	$116,165
TulCo LLC	8/24/17 - 12/14/17	$318,500
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$238,886
WeWork Companies, Inc. Class A	6/23/15	$154,417
WeWork Companies, Inc. Series E	6/23/15	$1,389,650
WeWork Companies, Inc. Series F	12/1/16	$102,944

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$53,933
Fidelity Securities Lending Cash Central Fund	187,814
Total	$241,747

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$148,828,840	$146,730,896	$1,486,372	$611,572
Consumer Staples	16,258,926	15,407,779	456,209	394,938
Energy	20,564,671	20,564,671	--	--
Financials	140,497,004	139,515,832	--	981,172
Health Care	68,122,340	67,319,545	--	802,795
Industrials	63,361,350	62,020,765	--	1,340,585
Information Technology	369,687,453	350,171,415	4,334,445	15,181,593
Materials	22,664,697	22,664,697	--	--
Real Estate	3,702,728	1,164,142	--	2,538,586
Telecommunication Services	3,729,451	3,219,957	482,941	26,553
Corporate Bonds	1,062,788	--	1,062,788	--
Money Market Funds	14,056,798	14,056,798	--	--
Total Investments in Securities:	$872,537,046	$842,836,497	$7,822,755	$21,877,794

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$16,182,421
Net Realized Gain (Loss) on Investment Securities	372,101
Net Unrealized Gain (Loss) on Investment Securities	(2,175,351)
Cost of Purchases	2,101,664
Proceeds of Sales	(1,071,254)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(227,988)
Ending Balance	$15,181,593
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(2,065,271)
Other Investments in Securities
Beginning Balance	$6,547,685
Net Realized Gain (Loss) on Investment Securities	(194,663)
Net Unrealized Gain (Loss) on Investment Securities	(455,143)
Cost of Purchases	1,355,883
Proceeds of Sales	(557,561)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,696,201
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2017	$(597,266)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,710,357) — See accompanying schedule: Unaffiliated issuers (cost $477,529,820)	$858,480,248
Fidelity Central Funds (cost $14,055,893)	14,056,798
Total Investment in Securities (cost $491,585,713)		$872,537,046
Receivable for investments sold		1,904,488
Receivable for fund shares sold		3,616
Dividends receivable		219,636
Interest receivable		8,645
Distributions receivable from Fidelity Central Funds		9,352
Other receivables		3,086
Total assets		874,685,869
Liabilities
Payable for investments purchased	$1,737,163
Payable for fund shares redeemed	4,473,328
Other payables and accrued expenses	158,862
Collateral on securities loaned	6,932,288
Total liabilities		13,301,641
Net Assets		$861,384,228
Net Assets consist of:
Paid in capital		$461,600,996
Undistributed net investment income		398
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,939,558
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		380,843,276
Net Assets, for 49,354,200 shares outstanding		$861,384,228
Net Asset Value, offering price and redemption price per share ($861,384,228 ÷ 49,354,200 shares)		$17.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$5,517,994
Interest		11,031
Income from Fidelity Central Funds		241,747
Total income		5,770,772
Expenses
Management fee
Basic fee	$1,982,848
Performance adjustment	82,708
Transfer agent fees	614,397
Accounting and security lending fees	125,277
Custodian fees and expenses	91,989
Independent trustees' fees and expenses	3,437
Audit	40,395
Legal	1,183
Interest	3,831
Miscellaneous	5,457
Total expenses before reductions	2,951,522
Expense reductions	(21,493)	2,930,029
Net investment income (loss)		2,840,743
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,706,048
Fidelity Central Funds	(2,148)
Foreign currency transactions	(5,343)
Total net realized gain (loss)		120,698,557
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $108,877)	132,224,259
Fidelity Central Funds	197
Assets and liabilities in foreign currencies	1,359
Total change in net unrealized appreciation (depreciation)		132,225,815
Net gain (loss)		252,924,372
Net increase (decrease) in net assets resulting from operations		$255,765,115

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,840,743	$(844,855)
Net realized gain (loss)	120,698,557	14,601,202
Change in net unrealized appreciation (depreciation)	132,225,815	(2,221,727)
Net increase (decrease) in net assets resulting from operations	255,765,115	11,534,620
Distributions to shareholders from net investment income	(3,049,964)	–
Distributions to shareholders from net realized gain	(102,885,981)	(22,648,925)
Total distributions	(105,935,945)	(22,648,925)
Share transactions
Proceeds from sales of shares	60,803,160	119,713,092
Reinvestment of distributions	105,935,945	22,648,925
Cost of shares redeemed	(282,134,253)	(171,368,367)
Net increase (decrease) in net assets resulting from share transactions	(115,395,148)	(29,006,350)
Total increase (decrease) in net assets	34,434,022	(40,120,655)
Net Assets
Beginning of period	826,950,206	867,070,861
End of period	$861,384,228	$826,950,206
Other Information
Undistributed net investment income end of period	$398	$–
Shares
Sold	3,505,355	8,179,394
Issued in reinvestment of distributions	6,061,152	1,627,479
Redeemed	(16,147,105)	(11,696,628)
Net increase (decrease)	(6,580,598)	(1,889,755)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Opportunistic Insights Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.78	$14.99	$15.02	$13.99	$10.05
Income from Investment Operations
Net investment income (loss)A	.06	(.01)	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	5.03	.20	1.14	1.46	4.14
Total from investment operations	5.09	.19	1.13	1.45	4.13
Distributions from net investment income	(.07)	–	–	–	–
Distributions from net realized gain	(2.35)	(.40)	(1.16)	(.42)	(.19)
Total distributions	(2.42)	(.40)	(1.16)	(.42)	(.19)
Net asset value, end of period	$17.45	$14.78	$14.99	$15.02	$13.99
Total ReturnB	34.44%	1.45%	7.62%	10.34%	41.23%
Ratios to Average Net AssetsC,D
Expenses before reductions	.34%	.88%	.94%	.88%	.82%
Expenses net of fee waivers, if any	.34%	.88%	.94%	.88%	.82%
Expenses net of all reductions	.34%	.88%	.93%	.87%	.80%
Net investment income (loss)	.33%	(.10)%	(.04)%	(.07)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$861,384	$826,950	$867,071	$870,334	$808,847
Portfolio turnover rateE	33%	41%	47%	47%	52%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$21,877,794	Market comparable	Enterprise value/Sales multiple (EV/S)	0.8 - 13.1 / 6.5	Increase
			Discount rate	0.9% - 25.0% / 14.1%	Decrease
			Price/Earnings multiple (P/E)	15.2	Increase
			Discount for lack of marketability	15.0% - 25.0% / 16.7%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	22.9	Increase
			Liquidity preference	$4.84 - $19.10 / $14.21	Increase
			Premium rate	7.5% - 108.0% / 68.4%	Increase
		Market approach	Transaction price	$1.56 - $353.57 / $55.26	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), market discount, foreign currency transactions, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$385,295,818
Gross unrealized depreciation	(6,123,674)
Net unrealized appreciation (depreciation)	$379,172,144
Tax Cost	$493,364,902

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$21,118,386
Net unrealized appreciation (depreciation) on securities and other investments	$379,172,964

The Fund intends to elect to defer to its next fiscal year $399,240 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$5,446,364	$–
Long-term Capital Gains	100,489,581	22,648,925
Total	$105,935,945	$ 22,648,925

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $318,500 in this Subsidiary, representing .04% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $282,782,978 and $495,655,678, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee was subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .07% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,614 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,155,300	1.24%	$3,831

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,763 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,360. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $187,814, including $7,434 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,926 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,567.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Opportunistic Insights Fund(one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.01%	$1,000.00	$1,136.70	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Opportunistic Insights Fund voted to pay on February 12, 2018, to shareholders of record at the opening of business on February 9, 2018, a distribution of $0.446 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $118,853,020, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through February 28, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Contrafund® K6 Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Contrafund® K6 will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6 on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,377	Fidelity® Contrafund® K6
$11,202	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  From its inception on May 25, 2017, through December 31, 2017, the fund gained 13.77%, outpacing the 12.02% advance of the benchmark S&P 500®. A more business-friendly administration in the White House, an extremely low interest rate environment worldwide and synchronous global economic expansion propelled the stock market higher, particularly growth and technology shares. Contrafund was well-positioned for this environment and performed well for the period, driven largely by a sizable stake – 44% of assets, on average – in the surging information technology sector. Here, notable individual relative contributors included online payment processor PayPal Holdings and China's Alibaba Group Holding, an online retailer and non-benchmark stock. Other winners from tech included mobile-payment processor Square and social-media giant Facebook. The top contributor this period was the fund’s de-emphasis of industrial conglomerate General Electric, which has struggled. Conversely, the biggest relative detractors were out-of-index investments in electric car maker Tesla and Veeva Systems, a provider of cloud computing for the life sciences industry. Unfavorable positioning in several health care names, including big pharma AbbVie, also hurt, as did a modest cash position in a strong up market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	7.2
Berkshire Hathaway, Inc. Class A	5.2
Amazon.com, Inc.	5.1
Alphabet, Inc. Class A	3.6
Alphabet, Inc. Class C	3.2
Microsoft Corp.	3.1
Apple, Inc.	3.1
UnitedHealth Group, Inc.	2.8
Visa, Inc. Class A	2.5
Salesforce.com, Inc.	2.3
38.1

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	41.0
Financials	18.8
Consumer Discretionary	13.9
Health Care	9.0
Industrials	6.8

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.0%
Bonds	0.1%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

 * Foreign investments - 7.2%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.0%
Aptiv PLC	6,462	$548,171
Delphi Technologies PLC (a)	2,154	113,020
		661,191
Automobiles - 1.4%
BYD Co. Ltd. (H Shares)	107,000	929,563
General Motors Co.	24,212	992,450
Guangzhou Automobile Group Co. Ltd. (H Shares)	74,000	175,414
Mahindra & Mahindra Ltd.	94,670	1,113,826
Maruti Suzuki India Ltd.	16,769	2,555,683
Tesla, Inc. (a)	53,737	16,731,015
Toyota Motor Corp.	13,500	860,355
		23,358,306
Diversified Consumer Services - 0.1%
Chegg, Inc. (a)	26,510	432,643
Weight Watchers International, Inc. (a)	28,251	1,250,954
		1,683,597
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	1,056	245,731
Eldorado Resorts, Inc. (a)	5,476	181,529
Hilton Worldwide Holdings, Inc.	58,539	4,674,925
Las Vegas Sands Corp.	4,820	334,942
Marriott International, Inc. Class A	72,160	9,794,277
McDonald's Corp.	58,739	10,110,157
Starbucks Corp.	23,400	1,343,862
U.S. Foods Holding Corp. (a)	17,743	566,534
Vail Resorts, Inc.	2,411	512,265
		27,764,222
Household Durables - 0.4%
D.R. Horton, Inc.	6,742	344,314
Lennar Corp. Class A	29,039	1,836,426
Mohawk Industries, Inc. (a)	17,311	4,776,105
Roku, Inc. Class A	3,297	170,719
		7,127,564
Internet & Direct Marketing Retail - 7.4%
Amazon.com, Inc. (a)	75,032	87,747,673
ASOS PLC (a)	1,507	136,629
Blue Apron Holdings, Inc. Class A	11,144	44,910
Netflix, Inc. (a)	143,250	27,498,270
Priceline Group, Inc. (a)	6,056	10,523,753
Start Today Co. Ltd.	39,600	1,203,728
Takeaway.com Holding BV (a)(b)	7,766	474,102
Zalando SE (a)	10,440	552,604
		128,181,669
Leisure Products - 0.1%
Mattel, Inc.	53,585	824,137
Polaris Industries, Inc.	3,960	491,000
		1,315,137
Media - 0.9%
Charter Communications, Inc. Class A (a)	7,955	2,672,562
Liberty Global PLC Class A (a)	16,224	581,468
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	106,710	3,645,214
Liberty SiriusXM Series C (a)	71,706	2,843,860
Live Nation Entertainment, Inc. (a)	15,199	647,021
Sirius XM Holdings, Inc.	346,438	1,856,908
The Walt Disney Co.	37,981	4,083,337
		16,330,370
Multiline Retail - 0.2%
B&M European Value Retail S.A.	153,164	875,981
Dollar Tree, Inc. (a)	12,720	1,364,983
Ollie's Bargain Outlet Holdings, Inc. (a)	21,161	1,126,823
		3,367,787
Specialty Retail - 1.3%
Burlington Stores, Inc. (a)	1,394	171,504
Five Below, Inc. (a)	5,296	351,231
Home Depot, Inc.	79,384	15,045,650
TJX Companies, Inc.	88,690	6,781,237
		22,349,622
Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	24,041	4,821,541
Kering SA	1,998	942,139
LVMH Moet Hennessy - Louis Vuitton SA	2,906	852,927
NIKE, Inc. Class B	42,352	2,649,118
		9,265,725

TOTAL CONSUMER DISCRETIONARY		241,405,190

CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	9,990	2,283,414
Kweichow Moutai Co. Ltd. (A Shares)	6,400	686,058
Monster Beverage Corp. (a)	25,461	1,611,427
The Coca-Cola Co.	57,866	2,654,892
		7,235,791
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	15,606	2,904,589
Performance Food Group Co. (a)	37,054	1,226,487
Sysco Corp.	7,230	439,078
Wal-Mart Stores, Inc.	46,175	4,559,781
		9,129,935
Food Products - 0.0%
The Simply Good Foods Co.	20,617	293,998
Household Products - 0.6%
Colgate-Palmolive Co.	138,173	10,425,153
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	115,998	14,759,586
L'Oreal SA (a)	2,932	649,675
Shiseido Co. Ltd.	3,000	145,001
Unilever NV (Certificaten Van Aandelen) (Bearer)	5,900	332,188
		15,886,450

TOTAL CONSUMER STAPLES		42,971,327

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Andeavor	1,237	141,439
Birchcliff Energy Ltd.	301,920	1,056,840
Cabot Oil & Gas Corp.	12,379	354,039
Canadian Natural Resources Ltd.	80,164	2,864,731
Centennial Resource Development, Inc. Class A (a)	247,227	4,895,095
Concho Resources, Inc. (a)	7,921	1,189,893
Continental Resources, Inc. (a)	63,109	3,342,884
Diamondback Energy, Inc. (a)	27,212	3,435,515
Encana Corp.	12,756	170,181
EOG Resources, Inc.	77,333	8,345,004
Growmax Resources Corp. (a)(b)	44,000	3,675
Phillips 66 Co.	37,362	3,779,166
Pioneer Natural Resources Co.	1,037	179,245
PrairieSky Royalty Ltd.	39,052	996,028
Reliance Industries Ltd.	264,706	3,819,039
Valero Energy Corp.	16,550	1,521,111
		36,093,885
FINANCIALS - 18.8%
Banks - 10.0%
Bank Ireland Group PLC (a)	206,272	1,769,593
Bank of America Corp.	1,032,249	30,471,990
Citigroup, Inc.	510,980	38,022,022
HDFC Bank Ltd. sponsored ADR	98,765	10,041,438
JPMorgan Chase & Co.	303,291	32,433,940
Kotak Mahindra Bank Ltd. (a)	121,807	1,927,466
M&T Bank Corp.	27,659	4,729,412
Metro Bank PLC (a)	83,871	4,058,465
PNC Financial Services Group, Inc.	40,726	5,876,355
Royal Bank of Canada	11,844	967,213
The Toronto-Dominion Bank	27,620	1,618,308
U.S. Bancorp	189,925	10,176,182
Wells Fargo & Co.	503,393	30,540,853
		172,633,237
Capital Markets - 2.3%
Ashmore Group PLC	23,829	130,332
Bank of New York Mellon Corp.	62,396	3,360,649
BlackRock, Inc. Class A	8,315	4,271,499
Brookfield Asset Management, Inc. Class A	9,034	393,270
CBOE Holdings, Inc.	3,575	445,409
Charles Schwab Corp.	160,836	8,262,145
CME Group, Inc.	10,612	1,549,883
Goldman Sachs Group, Inc.	1,726	439,716
IntercontinentalExchange, Inc.	23,912	1,687,231
Morgan Stanley	198,116	10,395,147
MSCI, Inc.	22,312	2,823,360
Oaktree Capital Group LLC Class A	29,929	1,260,011
S&P Global, Inc.	25,687	4,351,378
St. James's Place Capital PLC	21,897	362,458
		39,732,488
Consumer Finance - 0.1%
Synchrony Financial	58,589	2,262,121
Diversified Financial Services - 5.2%
Berkshire Hathaway, Inc. Class A (a)	305	90,768,003
Insurance - 1.2%
Admiral Group PLC	57,651	1,558,307
AIA Group Ltd.	117,200	999,812
Chubb Ltd.	101,186	14,786,310
Fairfax Financial Holdings Ltd. (sub. vtg.)	2,529	1,346,667
Marsh & McLennan Companies, Inc.	32,775	2,667,557
		21,358,653

TOTAL FINANCIALS		326,754,502

HEALTH CARE - 8.9%
Biotechnology - 2.2%
AbbVie, Inc.	35,120	3,396,455
Agios Pharmaceuticals, Inc. (a)	13,596	777,283
Alnylam Pharmaceuticals, Inc. (a)	5,964	757,726
Amgen, Inc.	12,083	2,101,234
AnaptysBio, Inc.	6,229	627,385
Biogen, Inc. (a)	4,107	1,308,367
bluebird bio, Inc. (a)	2,514	447,743
Blueprint Medicines Corp. (a)	3,272	246,742
Celgene Corp. (a)	18,887	1,971,047
Exact Sciences Corp. (a)	4,567	239,950
FibroGen, Inc. (a)	27,418	1,299,613
Genmab A/S (a)	12,828	2,127,421
Gilead Sciences, Inc.	100,949	7,231,986
Insmed, Inc. (a)	13,916	433,901
Intrexon Corp. (c)	24,531	282,597
Juno Therapeutics, Inc. (a)	8,462	386,798
NantKwest, Inc. (a)	11,506	51,662
Neurocrine Biosciences, Inc. (a)	42,297	3,281,824
OvaScience, Inc. (a)	18,198	25,477
Portola Pharmaceuticals, Inc. (a)	11,246	547,455
Regeneron Pharmaceuticals, Inc. (a)	5,167	1,942,585
Sage Therapeutics, Inc. (a)	2,846	468,765
Vertex Pharmaceuticals, Inc. (a)	51,886	7,775,636
		37,729,652
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	89,094	5,759,036
Becton, Dickinson & Co.	7,389	1,581,689
Boston Scientific Corp. (a)	415,331	10,296,055
Danaher Corp.	14,186	1,316,745
Edwards Lifesciences Corp. (a)	4,124	464,816
Intuitive Surgical, Inc. (a)	14,064	5,132,516
Penumbra, Inc. (a)	6,597	620,778
ResMed, Inc.	7,984	676,165
Stryker Corp.	11,022	1,706,646
		27,554,446
Health Care Providers & Services - 3.3%
Aetna, Inc.	10,693	1,928,910
Anthem, Inc.	1,294	291,163
Cigna Corp.	3,090	627,548
HealthEquity, Inc. (a)	24,333	1,135,378
Henry Schein, Inc. (a)	34,321	2,398,351
Humana, Inc.	11,348	2,815,098
National Vision Holdings, Inc.	10,753	436,679
OptiNose, Inc.	7,383	139,539
UnitedHealth Group, Inc.	220,424	48,594,675
		58,367,341
Health Care Technology - 0.1%
Medidata Solutions, Inc. (a)	7,079	448,596
NantHealth, Inc. (a)	111	339
Veeva Systems, Inc. Class A (a)	31,684	1,751,492
		2,200,427
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	12,922	865,386
Eurofins Scientific SA	1,191	725,371
Mettler-Toledo International, Inc. (a)	24,664	15,279,841
PRA Health Sciences, Inc. (a)	11,656	1,061,512
Thermo Fisher Scientific, Inc.	10,986	2,086,022
Waters Corp. (a)	5,557	1,073,557
		21,091,689
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	7,942	275,587
Bristol-Myers Squibb Co.	34,064	2,087,442
GW Pharmaceuticals PLC ADR (a)	897	118,413
Johnson & Johnson	8,206	1,146,542
Nektar Therapeutics (a)	53,672	3,205,292
Teva Pharmaceutical Industries Ltd. sponsored ADR	65,988	1,250,473
		8,083,749

TOTAL HEALTH CARE		155,027,304

INDUSTRIALS - 6.8%
Aerospace & Defense - 0.9%
General Dynamics Corp.	9,319	1,895,951
Northrop Grumman Corp.	18,424	5,654,510
Raytheon Co.	13,689	2,571,479
The Boeing Co.	20,723	6,111,420
		16,233,360
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	2,290	148,140
FedEx Corp.	20,569	5,132,788
XPO Logistics, Inc. (a)	35,810	3,279,838
		8,560,766
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	72,285	7,531,374
Southwest Airlines Co.	156,300	10,229,835
		17,761,209
Building Products - 0.8%
A.O. Smith Corp.	14,122	865,396
Fortune Brands Home & Security, Inc.	17,521	1,199,137
Jeld-Wen Holding, Inc.	57,354	2,258,027
Masco Corp.	178,808	7,856,824
Toto Ltd.	41,300	2,437,497
		14,616,881
Commercial Services & Supplies - 0.2%
Cintas Corp.	14,149	2,204,839
TulCo LLC (d)(e)(f)	996	348,600
		2,553,439
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	12,877	849,367
Electrical Equipment - 0.4%
AMETEK, Inc.	9,181	665,347
Fortive Corp.	83,701	6,055,767
		6,721,114
Industrial Conglomerates - 0.8%
3M Co.	57,024	13,421,739
ITT, Inc.	1,824	97,347
Roper Technologies, Inc.	1,262	326,858
		13,845,944
Machinery - 1.3%
Caterpillar, Inc.	22,400	3,529,792
Deere & Co.	43,113	6,747,616
Gardner Denver Holdings, Inc.	34,322	1,164,545
IDEX Corp.	1,259	166,150
Illinois Tool Works, Inc.	24,688	4,119,193
Ingersoll-Rand PLC	14,171	1,263,911
Oshkosh Corp.	1,686	153,241
PACCAR, Inc.	25,689	1,825,974
Parker Hannifin Corp.	16,804	3,353,742
Rational AG	603	388,669
Xylem, Inc.	7,202	491,176
		23,204,009
Professional Services - 0.3%
Equifax, Inc.	3,577	421,800
Manpower, Inc.	3,807	480,101
Recruit Holdings Co. Ltd.	35,900	892,123
RELX PLC	7,865	184,663
TransUnion Holding Co., Inc. (a)	63,088	3,467,316
		5,446,003
Road & Rail - 0.4%
CSX Corp.	103,420	5,689,134
Union Pacific Corp.	10,562	1,416,364
		7,105,498
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A (b)	18,063	868,650
Fastenal Co.	3,261	178,344
United Rentals, Inc. (a)	1,568	269,555
		1,316,549

TOTAL INDUSTRIALS		118,214,139

INFORMATION TECHNOLOGY - 40.9%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	26,410	6,221,668
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	324,174	28,462,477
CDW Corp.	29,962	2,082,059
Corning, Inc.	3,993	127,736
Dolby Laboratories, Inc. Class A	13,161	815,982
Keyence Corp.	200	112,039
		31,600,293
Internet Software & Services - 15.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,973	5,685,534
Alphabet, Inc.:
Class A (a)	58,434	61,554,376
Class C (a)	53,711	56,203,190
CarGurus, Inc. Class A	9,193	275,606
Cloudera, Inc.	23,324	385,312
CoStar Group, Inc. (a)	336	99,775
eBay, Inc. (a)	110,004	4,151,551
Facebook, Inc. Class A (a)	704,420	124,301,956
LogMeIn, Inc.	26,753	3,063,219
New Relic, Inc. (a)	15,503	895,608
Nutanix, Inc. Class A (a)	37,200	1,312,416
Okta, Inc.	16,620	425,638
Q2 Holdings, Inc. (a)	524	19,309
Rightmove PLC	3,863	234,703
Shopify, Inc. Class A (a)	6,657	673,167
Tencent Holdings Ltd.	120,400	6,231,658
		265,513,018
IT Services - 6.1%
Accenture PLC Class A	14,549	2,227,306
EPAM Systems, Inc. (a)	9,718	1,044,005
Fiserv, Inc. (a)	29,855	3,914,886
FleetCor Technologies, Inc. (a)	320	61,578
Global Payments, Inc.	28,575	2,864,358
Leidos Holdings, Inc.	4,819	311,163
MasterCard, Inc. Class A	164,442	24,889,941
PayPal Holdings, Inc. (a)	355,080	26,140,990
Square, Inc. (a)	21,419	742,597
Visa, Inc. Class A	386,720	44,093,814
		106,290,638
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	11,247	1,001,320
Applied Materials, Inc.	158,477	8,101,344
Broadcom Ltd.	26,813	6,888,260
First Solar, Inc. (a)	9,966	672,904
Lam Research Corp.	37,835	6,964,288
NVIDIA Corp.	64,781	12,535,124
Qualcomm, Inc.	19,039	1,218,877
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	72,749	2,884,498
Texas Instruments, Inc.	70,887	7,403,438
		47,670,053
Software - 11.5%
Activision Blizzard, Inc.	489,510	30,995,773
Adobe Systems, Inc. (a)	185,469	32,501,588
Atlassian Corp. PLC (a)	44,079	2,006,476
CDK Global, Inc.	21,721	1,548,273
Constellation Software, Inc.	1,846	1,119,084
Electronic Arts, Inc. (a)	121,902	12,807,024
Intuit, Inc.	11,519	1,817,468
Micro Focus International PLC	23,833	811,854
Microsoft Corp.	626,105	53,557,022
Nintendo Co. Ltd.	2,400	864,232
Parametric Technology Corp. (a)	13,140	798,518
Paycom Software, Inc. (a)	24,073	1,933,784
Red Hat, Inc. (a)	29,138	3,499,474
RingCentral, Inc. (a)	24,931	1,206,660
Salesforce.com, Inc. (a)	382,312	39,083,756
Snap, Inc. Class A (a)	22,125	323,246
Ultimate Software Group, Inc. (a)	15,823	3,453,053
Workday, Inc. Class A (a)	106,676	10,853,216
		199,180,501
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	314,951	53,299,158
Samsung Electronics Co. Ltd.	112	267,362
		53,566,520

TOTAL INFORMATION TECHNOLOGY		710,042,691

MATERIALS - 2.6%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	23,886	3,919,215
DowDuPont, Inc.	163,670	11,656,577
LyondellBasell Industries NV Class A	10,781	1,189,360
Olin Corp.	17,910	637,238
Sherwin-Williams Co.	19,783	8,111,821
The Chemours Co. LLC	7,597	380,306
Westlake Chemical Corp.	18,968	2,020,661
		27,915,178
Construction Materials - 0.0%
Eagle Materials, Inc.	1,442	163,379
Containers & Packaging - 0.2%
WestRock Co.	45,049	2,847,547
Metals & Mining - 0.8%
ArcelorMittal SA Class A unit (a)(c)	24,256	783,711
Arizona Mining, Inc. (a)	22,890	63,007
B2Gold Corp. (a)	702,589	2,168,692
Franco-Nevada Corp.	60,180	4,809,612
Freeport-McMoRan, Inc. (a)	13,763	260,946
Ivanhoe Mines Ltd. (a)	690,328	2,328,553
Ivanhoe Mines Ltd. (a)(b)	187,745	633,285
Kirkland Lake Gold Ltd.	41,520	636,508
Newcrest Mining Ltd.	82,022	1,460,427
Novagold Resources, Inc. (a)	114,471	449,870
Nucor Corp.	7,257	461,400
Randgold Resources Ltd. sponsored ADR	5,230	517,195
		14,573,206

TOTAL MATERIALS		45,499,310

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	11,931	1,702,196
Real Estate Management & Development - 0.1%
Five Point Holdings LLC Class A (a)	44,337	625,152

TOTAL REAL ESTATE		2,327,348

TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SoftBank Corp.	9,200	728,369
T-Mobile U.S., Inc. (a)	78,664	4,995,951
		5,724,320
TOTAL COMMON STOCKS
(Cost $1,577,469,675)		1,684,060,016

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (e)(f)	1,222	432,063
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (e)(f)	26,649	370,000
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Lyft, Inc. Series H (e)(f)	16,404	651,995
Software - 0.0%
Carbon, Inc. Series D (f)	9,678	225,990

TOTAL INFORMATION TECHNOLOGY		877,985

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,680,048)		1,680,048
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (b)	770,000	704,550
9% 12/15/25 (b)	870,000	906,714
(Cost $1,549,288)		1,611,264
	Shares	Value

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.36% (g)	34,264,902	34,271,755
Fidelity Securities Lending Cash Central Fund 1.36% (g)(h)	711,510	711,652
TOTAL MONEY MARKET FUNDS
(Cost $34,983,335)		34,983,407
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $1,615,682,346)		1,722,334,735
NET OTHER ASSETS (LIABILITIES) - 0.8%		13,419,495
NET ASSETS - 100%		$1,735,754,230

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,590,976 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,802,658 or 0.1% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$370,000
Lyft, Inc. Series H	11/22/17	$651,995
Roofoods Ltd. Series F	9/12/17	$432,063
TulCo LLC	8/24/17	$348,600

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$129,119
Fidelity Securities Lending Cash Central Fund	1,014
Total	$130,133

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$241,405,190	$238,762,345	$2,642,845	$--
Consumer Staples	43,403,390	41,989,464	981,863	432,063
Energy	36,093,885	36,093,885	--	--
Financials	326,754,502	326,754,502	--	--
Health Care	155,397,304	155,027,304	--	370,000
Industrials	118,214,139	117,865,539	--	348,600
Information Technology	710,920,676	702,946,801	7,095,890	877,985
Materials	45,499,310	45,499,310	--	--
Real Estate	2,327,348	2,327,348	--	--
Telecommunication Services	5,724,320	4,995,951	728,369	--
Corporate Bonds	1,611,264	--	1,611,264	--
Money Market Funds	34,983,407	34,983,407	--	--
Total Investments in Securities:	$1,722,334,735	$1,707,245,856	$13,060,231	$2,028,648

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $689,283) — See accompanying schedule: Unaffiliated issuers (cost $1,580,699,011)	$1,687,351,328
Fidelity Central Funds (cost $34,983,335)	34,983,407
Total Investment in Securities (cost $1,615,682,346)		$1,722,334,735
Cash		48,307
Foreign currency held at value (cost $129)		129
Receivable for investments sold		1,939,542
Receivable for fund shares sold		257,276,479
Dividends receivable		412,427
Interest receivable		13,074
Distributions receivable from Fidelity Central Funds		34,761
Other receivables		3,476
Total assets		1,982,062,930
Liabilities
Payable for investments purchased	$243,522,486
Payable for fund shares redeemed	1,471,055
Accrued management fee	525,288
Other payables and accrued expenses	78,271
Collateral on securities loaned	711,600
Total liabilities		246,308,700
Net Assets		$1,735,754,230
Net Assets consist of:
Paid in capital		$1,638,915,460
Distributions in excess of net investment income		(977)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,735,918)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,575,665
Net Assets, for 152,825,807 shares outstanding		$1,735,754,230
Net Asset Value, offering price and redemption price per share ($1,735,754,230 ÷ 152,825,807 shares)		$11.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to December 31, 2017
Investment Income
Dividends		$3,825,990
Interest		6,690
Income from Fidelity Central Funds		130,133
Total income		3,962,813
Expenses
Management fee	$2,151,326
Independent trustees' fees and expenses	1,368
Total expenses before reductions	2,152,694
Expense reductions	(7,137)	2,145,557
Net investment income (loss)		1,817,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,711,060)
Fidelity Central Funds	(30)
Foreign currency transactions	(6,457)
Total net realized gain (loss)		(9,717,547)
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $78,272)	106,574,045
Fidelity Central Funds	72
Assets and liabilities in foreign currencies	1,548
Total change in net unrealized appreciation (depreciation)		106,575,665
Net gain (loss)		96,858,118
Net increase (decrease) in net assets resulting from operations		$98,675,374

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,817,256
Net realized gain (loss)	(9,717,547)
Change in net unrealized appreciation (depreciation)	106,575,665
Net increase (decrease) in net assets resulting from operations	98,675,374
Distributions to shareholders from net investment income	(2,026,235)
Share transactions
Proceeds from sales of shares	1,746,357,993
Reinvestment of distributions	2,026,235
Cost of shares redeemed	(109,279,137)
Net increase (decrease) in net assets resulting from share transactions	1,639,105,091
Total increase (decrease) in net assets	1,735,754,230
Net Assets
Beginning of period	–
End of period	$1,735,754,230
Other Information
Distributions in excess of net investment income end of period	$(977)
Shares
Sold	162,722,156
Issued in reinvestment of distributions	179,313
Redeemed	(10,075,662)
Net increase (decrease)	152,825,807

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund K6

Years ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.02
Net realized and unrealized gain (loss)	1.36
Total from investment operations	1.38
Distributions from net investment income	(.02)
Total distributions	(.02)
Net asset value, end of period	$11.36
Total ReturnC,D	13.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%G
Expenses net of fee waivers, if any	.45%G
Expenses net of all reductions	.45%G
Net investment income (loss)	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,735,754
Portfolio turnover rateH,I	48%G

 A For the period May 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, including changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$118,082,909
Gross unrealized depreciation	(13,592,204)
Net unrealized appreciation (depreciation)	$104,490,705
Tax Cost	$1,617,844,030

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(7,573,626)
Net unrealized appreciation (depreciation) on securities and other investments	$104,492,570

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,573,626)
Total capital loss carryforward	$(7,573,626)

The Fund indends to elect to defer to its next fiscal year $1,902 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

December 31, 2017
Ordinary Income	$2,026,235
Total	$2,026,235

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $348,600 in this Subsidiary, representing .02% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $350,621,232 and $198,495,745, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,343 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $1,457,573,987 in exchange for 136,093,357 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $149,760. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,014, including $227 from securities loaned to FCM.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,966 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $171.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund K6 (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period May 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period May 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.45%	$1,000.00	$1,136.60	$2.42
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

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Fidelity Flex℠ Funds Fidelity Flex℠ Opportunistic Insights Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Flex℠ Opportunistic Insights Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Opportunistic Insights Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$12,237	Fidelity Flex℠ Opportunistic Insights Fund
$11,484	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager William Danoff:  Since its inception on March 8, 2017, through December 31, 2017, the fund gained 22.37%, well ahead of the 14.84% advance of the benchmark Russell 3000® Index. A more business-friendly administration in the White House, an extremely low interest rate environment worldwide and synchronous global economic expansion propelled the stock market higher. The fund performed very well against this backdrop, with active positioning adding value in nearly all market sectors. Our outperformance of the benchmark primarily was driven by a sizable commitment – about 43% of assets, on average – to the market-leading information technology sector. Here, notable individual contributors included social-media firm Facebook and Google parent Alphabet. Other winners from tech were online payment processor PayPal Holdings and publishing software developer Adobe Systems. Our sizable stake in Amazon.com also meaningfully aided results, as did avoiding industrial conglomerate General Electric. Conversely, our largest detractor was an overweighting in Henry Schein, a distributor of health care products. Our investments here returned -19% for the period. It also hurt to not own enough of a few strong-performing benchmark names. These included pharmaceutical firm AbbVie and aircraft manufacturer Boeing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Facebook, Inc. Class A	8.3
Amazon.com, Inc.	5.0
Berkshire Hathaway, Inc. Class A	4.1
Bank of America Corp.	3.5
Salesforce.com, Inc.	3.1
JPMorgan Chase & Co.	3.0
Alphabet, Inc. Class A	2.7
Alphabet, Inc. Class C	2.5
Citigroup, Inc.	2.4
UnitedHealth Group, Inc.	2.2
36.8

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	40.3
Financials	20.1
Consumer Discretionary	15.1
Health Care	8.6
Industrials	6.7

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	97.8%
Bonds	0.1%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 7.8%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.0%
Aptiv PLC	55	$4,666
Delphi Technologies PLC (a)	18	944
		5,610
Automobiles - 1.3%
BYD Co. Ltd. (H Shares)	1,080	9,383
General Motors Co.	63	2,582
Mahindra & Mahindra Ltd.	1,198	14,095
Maruti Suzuki India Ltd.	209	31,853
Tesla, Inc. (a)	387	120,492
Toyota Motor Corp.	100	6,373
		184,778
Diversified Consumer Services - 0.2%
Chegg, Inc. (a)	158	2,579
Weight Watchers International, Inc. (a)	681	30,155
		32,734
Hotels, Restaurants & Leisure - 2.0%
Churchill Downs, Inc.	4	931
Hilton Worldwide Holdings, Inc.	460	36,736
Las Vegas Sands Corp.	42	2,919
Marriott International, Inc. Class A	1,083	146,996
McDonald's Corp.	508	87,437
U.S. Foods Holding Corp. (a)	200	6,386
Vail Resorts, Inc.	23	4,887
		286,292
Household Durables - 0.4%
D.R. Horton, Inc.	61	3,115
Lennar Corp. Class A	249	15,747
Mohawk Industries, Inc. (a)	165	45,524
		64,386
Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (a)	620	725,071
ASOS PLC (a)	24	2,176
Netflix, Inc. (a)	1,204	231,120
Priceline Group, Inc. (a)	77	133,806
Start Today Co. Ltd.	354	10,761
Takeaway.com Holding BV (a)(b)	72	4,395
Zalando SE (a)	93	4,923
		1,112,252
Leisure Products - 0.1%
Mattel, Inc.	500	7,690
Polaris Industries, Inc.	22	2,728
		10,418
Media - 1.4%
Charter Communications, Inc. Class A (a)	130	43,675
Liberty Broadband Corp.:
Class A (a)	16	1,361
Class C (a)	129	10,986
Liberty Global PLC Class A (a)	267	9,569
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	1,244	42,495
Liberty SiriusXM Series A (a)	14	555
Liberty SiriusXM Series C (a)	1,599	63,416
Live Nation Entertainment, Inc. (a)	70	2,980
Sirius XM Holdings, Inc.	3,015	16,160
The Walt Disney Co.	40	4,300
		195,497
Multiline Retail - 0.5%
B&M European Value Retail S.A.	1,191	6,812
Dollar Tree, Inc. (a)	100	10,731
Ollie's Bargain Outlet Holdings, Inc. (a)	1,099	58,522
		76,065
Specialty Retail - 1.1%
Five Below, Inc. (a)	47	3,117
Home Depot, Inc.	716	135,703
TJX Companies, Inc.	271	20,721
		159,541
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	227	45,526
Kering SA	13	6,130
LVMH Moet Hennessy - Louis Vuitton SA	23	6,751
		58,407

TOTAL CONSUMER DISCRETIONARY		2,185,980

CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Constellation Brands, Inc. Class A (sub. vtg.)	84	19,200
Kweichow Moutai Co. Ltd. (A Shares)	100	10,720
Monster Beverage Corp. (a)	234	14,810
The Coca-Cola Co.	115	5,276
		50,006
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	249	46,344
Performance Food Group Co. (a)	321	10,625
Wal-Mart Stores, Inc.	381	37,624
		94,593
Food Products - 0.0%
The Simply Good Foods Co.	79	1,127
Household Products - 0.1%
Colgate-Palmolive Co.	137	10,337
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	1,208	153,706

TOTAL CONSUMER STAPLES		309,769

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Birchcliff Energy Ltd.	2,160	7,561
Cabot Oil & Gas Corp.	200	5,720
Canadian Natural Resources Ltd.	790	28,231
Cenovus Energy, Inc.	401	3,662
Centennial Resource Development, Inc. Class A (a)	2,564	50,767
Concho Resources, Inc. (a)	63	9,464
Continental Resources, Inc. (a)	476	25,214
Diamondback Energy, Inc. (a)	123	15,529
Encana Corp.	100	1,334
EOG Resources, Inc.	387	41,761
Phillips 66 Co.	290	29,334
PrairieSky Royalty Ltd.	353	9,003
Reliance Industries Ltd.	3,069	44,278
Tamarack Valley Energy Ltd. (a)	1,776	4,041
Valero Energy Corp.	200	18,382
		294,281
FINANCIALS - 20.1%
Banks - 11.6%
Bank of America Corp.	17,341	511,906
Citigroup, Inc.	4,750	353,448
HDFC Bank Ltd. sponsored ADR	963	97,908
JPMorgan Chase & Co.	4,028	430,754
Kotak Mahindra Bank Ltd. (a)	1,544	24,432
M&T Bank Corp.	255	43,602
Metro Bank PLC (a)	2	97
PNC Financial Services Group, Inc.	380	54,830
Royal Bank of Canada	83	6,778
The Toronto-Dominion Bank	191	11,191
U.S. Bancorp	697	37,345
Wells Fargo & Co.	1,785	108,296
		1,680,587
Capital Markets - 3.4%
Ashmore Group PLC	300	1,641
Bank of New York Mellon Corp.	496	26,715
BlackRock, Inc. Class A	86	44,179
Brookfield Asset Management, Inc. Class A	200	8,706
CBOE Holdings, Inc.	98	12,210
Charles Schwab Corp.	1,364	70,069
CME Group, Inc.	120	17,526
Goldman Sachs Group, Inc.	227	57,831
IntercontinentalExchange, Inc.	256	18,063
Morgan Stanley	3,488	183,015
MSCI, Inc.	187	23,663
S&P Global, Inc.	174	29,476
St. James's Place Capital PLC	180	2,980
		496,074
Consumer Finance - 0.1%
Synchrony Financial	601	23,205
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class A (a)	2	595,200
Insurance - 0.9%
Admiral Group PLC	436	11,785
Chubb Ltd.	589	86,071
Fairfax Financial Holdings Ltd. (sub. vtg.)	24	12,780
Marsh & McLennan Companies, Inc.	175	14,243
		124,879

TOTAL FINANCIALS		2,919,945

HEALTH CARE - 8.5%
Biotechnology - 1.9%
AbbVie, Inc.	307	29,690
Aduro Biotech, Inc. (a)	12	90
Amgen, Inc.	56	9,738
AnaptysBio, Inc.	60	6,043
Biogen, Inc. (a)	37	11,787
Celgene Corp. (a)	267	27,864
Exact Sciences Corp. (a)	18	946
FibroGen, Inc. (a)	249	11,803
Genmab A/S (a)	99	16,418
Gilead Sciences, Inc.	610	43,700
Insmed, Inc. (a)	100	3,118
Intrexon Corp.	204	2,350
Juno Therapeutics, Inc. (a)	51	2,331
Neurocrine Biosciences, Inc. (a)	173	13,423
OvaScience, Inc. (a)	1,500	2,100
Portola Pharmaceuticals, Inc. (a)	100	4,868
Regeneron Pharmaceuticals, Inc. (a)	61	22,934
Vertex Pharmaceuticals, Inc. (a)	449	67,287
		276,490
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	832	53,780
Becton, Dickinson & Co.	124	26,543
Boston Scientific Corp. (a)	3,925	97,301
Danaher Corp.	229	21,256
Edwards Lifesciences Corp. (a)	38	4,283
Intuitive Surgical, Inc. (a)	148	54,011
Penumbra, Inc. (a)	52	4,893
ResMed, Inc.	58	4,912
		266,979
Health Care Providers & Services - 3.0%
Aetna, Inc.	133	23,992
Cigna Corp.	27	5,483
HealthEquity, Inc. (a)	206	9,612
Henry Schein, Inc. (a)	570	39,832
Humana, Inc.	98	24,311
National Vision Holdings, Inc.	100	4,061
OptiNose, Inc.	100	1,890
UnitedHealth Group, Inc.	1,470	324,076
		433,257
Health Care Technology - 0.1%
Veeva Systems, Inc. Class A (a)	276	15,257
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	233	15,604
Eurofins Scientific SA	9	5,481
Mettler-Toledo International, Inc. (a)	176	109,036
PRA Health Sciences, Inc. (a)	94	8,561
Thermo Fisher Scientific, Inc.	86	16,330
Waters Corp. (a)	27	5,216
		160,228
Pharmaceuticals - 0.6%
AstraZeneca PLC sponsored ADR	100	3,470
Bristol-Myers Squibb Co.	497	30,456
Johnson & Johnson	82	11,457
Nektar Therapeutics (a)	443	26,456
Teva Pharmaceutical Industries Ltd. sponsored ADR	600	11,370
		83,209

TOTAL HEALTH CARE		1,235,420

INDUSTRIALS - 6.7%
Aerospace & Defense - 1.0%
General Dynamics Corp.	122	24,821
Northrop Grumman Corp.	170	52,175
Raytheon Co.	61	11,459
The Boeing Co.	179	52,789
		141,244
Air Freight & Logistics - 0.5%
FedEx Corp.	203	50,657
XPO Logistics, Inc. (a)	294	26,927
		77,584
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR (a)	579	60,326
Southwest Airlines Co.	838	54,847
		115,173
Building Products - 1.0%
A.O. Smith Corp.	120	7,354
Fortune Brands Home & Security, Inc.	258	17,658
Jeld-Wen Holding, Inc.	511	20,118
Masco Corp.	1,612	70,831
Toto Ltd.	403	23,785
		139,746
Commercial Services & Supplies - 0.2%
Cintas Corp.	136	21,193
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc.	100	6,596
Electrical Equipment - 0.5%
AMETEK, Inc.	64	4,638
Fortive Corp.	867	62,727
		67,365
Industrial Conglomerates - 0.5%
3M Co.	310	72,965
ITT, Inc.	100	5,337
		78,302
Machinery - 1.4%
Caterpillar, Inc.	162	25,528
Deere & Co.	381	59,630
Gardner Denver Holdings, Inc.	289	9,806
Illinois Tool Works, Inc.	233	38,876
Ingersoll-Rand PLC	145	12,933
Oshkosh Corp.	9	818
PACCAR, Inc.	225	15,993
Parker Hannifin Corp.	150	29,937
Rational AG	5	3,223
Xylem, Inc.	46	3,137
		199,881
Professional Services - 0.4%
Equifax, Inc.	134	15,801
Manpower, Inc.	18	2,270
Recruit Holdings Co. Ltd.	272	6,759
RELX PLC	28	657
TransUnion Holding Co., Inc. (a)	593	32,591
		58,078
Road & Rail - 0.4%
CSX Corp.	855	47,034
Union Pacific Corp.	100	13,410
		60,444
Trading Companies & Distributors - 0.0%
Fastenal Co.	100	5,469

TOTAL INDUSTRIALS		971,075

INFORMATION TECHNOLOGY - 40.2%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	277	65,256
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	3,011	264,366
CDW Corp.	310	21,542
Corning, Inc.	200	6,398
Dolby Laboratories, Inc. Class A	106	6,572
		298,878
Internet Software & Services - 15.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	344	59,316
Alphabet, Inc.:
Class A (a)	371	390,811
Class C (a)	349	365,194
CarGurus, Inc. Class A	100	2,998
Cloudera, Inc.	100	1,652
eBay, Inc. (a)	1,019	38,457
Facebook, Inc. Class A (a)	6,773	1,195,156
LogMeIn, Inc.	247	28,282
New Relic, Inc. (a)	78	4,506
Nutanix, Inc. Class A (a)	354	12,489
Okta, Inc.	50	1,281
Rightmove PLC	26	1,580
Shopify, Inc. Class A (a)	58	5,865
Tencent Holdings Ltd.	1,293	66,923
		2,174,510
IT Services - 5.6%
Accenture PLC Class A	132	20,208
EPAM Systems, Inc. (a)	100	10,743
Global Payments, Inc.	268	26,864
MasterCard, Inc. Class A	1,714	259,431
PayPal Holdings, Inc. (a)	3,266	240,443
Square, Inc. (a)	347	12,030
Visa, Inc. Class A	2,092	238,530
		808,249
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	217	19,320
Applied Materials, Inc.	2,220	113,486
Broadcom Ltd.	258	66,280
First Solar, Inc. (a)	90	6,077
Lam Research Corp.	292	53,748
NVIDIA Corp.	640	123,840
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,467	58,167
Texas Instruments, Inc.	627	65,484
		506,402
Software - 11.6%
Activision Blizzard, Inc.	2,547	161,276
Adobe Systems, Inc. (a)	1,815	318,061
Atlassian Corp. PLC (a)	370	16,842
CDK Global, Inc.	152	10,835
Constellation Software, Inc.	16	9,700
Electronic Arts, Inc. (a)	1,409	148,030
Intuit, Inc.	222	35,027
Micro Focus International PLC	166	5,655
Microsoft Corp.	3,314	283,480
Nintendo Co. Ltd.	4	1,440
Parametric Technology Corp. (a)	68	4,132
Paycom Software, Inc. (a)	180	14,459
Red Hat, Inc. (a)	295	35,430
RingCentral, Inc. (a)	229	11,084
Salesforce.com, Inc. (a)	4,424	452,266
Snap, Inc. Class A (a)	240	3,506
Tanium, Inc. Class B (c)(d)	100	513
Ultimate Software Group, Inc. (a)	315	68,742
Workday, Inc. Class A (a)	954	97,060
		1,677,538
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	1,749	295,983
Xaar PLC	368	1,837
		297,820

TOTAL INFORMATION TECHNOLOGY		5,828,653

MATERIALS - 2.5%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	134	21,987
DowDuPont, Inc.	1,504	107,115
LyondellBasell Industries NV Class A	97	10,701
Olin Corp.	149	5,301
Sherwin-Williams Co.	200	82,008
Westlake Chemical Corp.	155	16,512
		243,624
Containers & Packaging - 0.2%
WestRock Co.	382	24,146
Metals & Mining - 0.6%
ArcelorMittal SA Class A unit (a)	200	6,462
Arizona Mining, Inc. (a)	605	1,665
B2Gold Corp. (a)	2,374	7,328
Franco-Nevada Corp.	501	40,040
Freeport-McMoRan, Inc. (a)	200	3,792
Ivanhoe Mines Ltd. (a)	2,863	9,657
Kirkland Lake Gold Ltd.	354	5,427
Newcrest Mining Ltd.	303	5,395
Novagold Resources, Inc. (a)	584	2,295
Nucor Corp.	100	6,358
Randgold Resources Ltd. sponsored ADR	31	3,066
		91,485

TOTAL MATERIALS		359,255

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	91	12,983
Real Estate Management & Development - 0.0%
Five Point Holdings LLC Class A (a)	318	4,484

TOTAL REAL ESTATE		17,467

TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
SoftBank Corp.	152	12,034
T-Mobile U.S., Inc. (a)	838	53,221
		65,255
TOTAL COMMON STOCKS
(Cost $12,896,109)		14,187,100

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (c)(d)	8	2,829
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (c)(d)	144	1,999
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Lyft, Inc. Series H (c)(d)	126	5,008
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $9,836)		9,836
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc.:
6.125% 4/15/25 (b)	10,000	9,150
9% 12/15/25 (b)	9,000	9,380
(Cost $17,587)		18,530
	Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.36% (e)
(Cost $243,183)	243,134	243,183
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $13,166,715)		14,458,649
NET OTHER ASSETS (LIABILITIES) - 0.3%		42,429
NET ASSETS - 100%		$14,501,078

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,925 or 0.2% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,349 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$1,999
Lyft, Inc. Series H	11/22/17	$5,008
Roofoods Ltd. Series F	9/12/17	$2,829
Tanium, Inc. Class B	4/21/17	$496

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,823
Total	$1,823

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,185,980	$2,163,473	$22,507	$--
Consumer Staples	312,598	309,769	--	2,829
Energy	294,281	294,281	--	--
Financials	2,919,945	2,919,945	--	--
Health Care	1,237,419	1,235,420	--	1,999
Industrials	971,075	971,075	--	--
Information Technology	5,833,661	5,759,777	68,363	5,521
Materials	359,255	359,255	--	--
Real Estate	17,467	17,467	--	--
Telecommunication Services	65,255	53,221	12,034	--
Corporate Bonds	18,530	--	18,530	--
Money Market Funds	243,183	243,183	--	--
Total Investments in Securities:	$14,458,649	$14,326,866	$121,434	$10,349

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,923,532)	$14,215,466
Fidelity Central Funds (cost $243,183)	243,183
Total Investment in Securities (cost $13,166,715)		$14,458,649
Cash		25,302
Receivable for investments sold		15,245
Receivable for fund shares sold		9,409
Dividends receivable		3,499
Interest receivable		162
Distributions receivable from Fidelity Central Funds		284
Other receivables		22
Total assets		14,512,572
Liabilities
Payable for investments purchased	$5,762
Payable for fund shares redeemed	5,331
Other payables and accrued expenses	401
Total liabilities		11,494
Net Assets		$14,501,078
Net Assets consist of:
Paid in capital		$13,226,409
Distributions in excess of net investment income		(310)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,558)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,291,537
Net Assets, for 1,189,851 shares outstanding		$14,501,078
Net Asset Value, offering price and redemption price per share ($14,501,078 ÷ 1,189,851 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 8, 2017 (commencement of operations) to December 31, 2017
Investment Income
Dividends		$42,875
Interest		87
Income from Fidelity Central Funds		1,823
Total income		44,785
Expenses
Independent trustees' fees and expenses	$18
Miscellaneous	9
Total expenses before reductions	27
Expense reductions	(22)	5
Net investment income (loss)		44,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,675)
Foreign currency transactions	103
Total net realized gain (loss)		(8,572)
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $401)	1,291,533
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		1,291,537
Net gain (loss)		1,282,965
Net increase (decrease) in net assets resulting from operations		$1,327,745

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 8, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,780
Net realized gain (loss)	(8,572)
Change in net unrealized appreciation (depreciation)	1,291,537
Net increase (decrease) in net assets resulting from operations	1,327,745
Distributions to shareholders from net investment income	(45,175)
Distributions to shareholders from net realized gain	(9,267)
Total distributions	(54,442)
Share transactions
Proceeds from sales of shares	13,802,111
Reinvestment of distributions	54,442
Cost of shares redeemed	(628,778)
Net increase (decrease) in net assets resulting from share transactions	13,227,775
Total increase (decrease) in net assets	14,501,078
Net Assets
Beginning of period	–
End of period	$14,501,078
Other Information
Distributions in excess of net investment income end of period	$(310)
Shares
Sold	1,237,605
Issued in reinvestment of distributions	4,451
Redeemed	(52,205)
Net increase (decrease)	1,189,851

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Opportunistic Insights Fund

Year ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.07
Net realized and unrealized gain (loss)	2.17
Total from investment operations	2.24
Distributions from net investment income	(.04)
Distributions from net realized gain	(.01)
Total distributions	(.05)
Net asset value, end of period	$12.19
Total ReturnC,D	22.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G,H
Expenses net of fee waivers, if any	- %G,H
Expenses net of all reductions	- %G,H
Net investment income (loss)	.78%G
Supplemental Data
Net assets, end of period (000 omitted)	$14,501
Portfolio turnover rateI	28%G

 A For the period March 8, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Flex Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,424,118
Gross unrealized depreciation	(145,657)
Net unrealized appreciation (depreciation)	$1,278,461
Tax Cost	$13,180,188

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,278,465

The Fund intends to elect to defer to its next fiscal year $320 of ordinary losses recognized during the period November 1, 2017 to December 31, 2107.

The Fund intends to elect to defer to its next fiscal year $3,075 of capital losses recognized during the period November 1, 2017 to December 31, 2107.

The tax character of distributions paid was as follows:

December 31, 2017(a)
Ordinary Income	$54,442

 (a) For the period March 8, 2017 (commencement of operations) to December 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,595,616 and $1,663,060, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $321 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 42% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Flex Opportunistic Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 8, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period March 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017-B
Actual	- %-C	$1,000.00	$1,142.60	$-
Hypothetical-D		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D 5% return per year before expenses

Distributions (Unaudited)

The fund designates 69% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 77% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZPI-ANN-0218
1.9881595.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6, Fidelity Flex Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$87,000	$7,000	$69,000	$3,400
Fidelity Advisor Series Opportunistic Insights Fund	$70,000	$6,200	$4,600	$3,000
Fidelity Contrafund	$167,000	$13,400	$32,700	$6,400
Fidelity Contrafund K6	$65,000	$3,400	$3,800	$1,600
Fidelity Flex Opportunistic Insights Fund	$52,000	$3,600	$4,600	$1,700
Fidelity Series Opportunistic Insights Fund	$77,000	$6,800	$4,600	$3,300

December 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$87,000	$6,900	$6,700	$3,200
Fidelity Advisor Series Opportunistic Insights Fund	$73,000	$6,000	$5,400	$2,800
Fidelity Contrafund	$217,000	$14,800	$20,000	$7,000
Fidelity Contrafund K6	$-	$-	$-	$-
Fidelity Flex Opportunistic Insights Fund	$-	$-	$-	$-
Fidelity Series Opportunistic Insights Fund	$79,000	$6,600	$4,800	$3,100

A Amounts may reflect rounding.

B Fidelity Contrafund K6 commenced operations on May 25, 2017 and Fidelity Flex Opportunistic Insights Fund commenced operations on March 8, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A,B	December 31, 2016A,B
Audit-Related Fees	$8,470,00	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Contrafund K6 and Fidelity Flex Opportunistic Insights Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2017A,B	December 31, 2016A,B,C
PwC	$10,895,000	$7,720,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Contrafund K6 and Fidelity Flex Opportunistic Insights Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018